UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AB Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2022

Date of reporting period: August 31, 2022

Explanatory Note:

Enclosed for filing you will find an amended Form N-CSR of the registrant’s original 2022 Form N-CSR filing of the referenced period. The purpose of this amended filing is to update Item 11 (b) and Item 13 (which is addressed in exhibits labeled Exhibit 12 (b)(1) and Exhibit 12 (b)(2) in the original filings). Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1. REPORTS TO STOCKHOLDERS.

AUG    08.31.22

ANNUAL REPORT

AB ALL MARKET TOTAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Total Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

October 10, 2022

This report provides management’s discussion of fund performance for the AB All Market Total Return Portfolio for the annual reporting period ended August 31, 2022.

The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.

NAV RETURNS AS OF AUGUST 31, 2022 (unaudited)

	6 Months	12 Months

AB ALL MARKET TOTAL RETURN PORTFOLIO

Class A Shares	-10.66%	-16.85%

Class C Shares	-11.04%	-17.50%

Advisor Class Shares[1]	-10.58%	-16.61%

Class R Shares[1]	-10.80%	-17.16%

Class K Shares[1]	-10.71%	-16.93%

Class I Shares[1]	-10.58%	-16.64%

Primary Benchmark: MSCI ACWI (net)	-11.21%	-15.88%

Bloomberg Global Aggregate Bond Index (USD hedged)	-6.48%	-9.99%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended August 31, 2022.

All share classes of the Fund underperformed the primary benchmark and the Bloomberg Global Aggregate Bond Index (USD hedged) for the 12-month period, before sales charges. Relative to the primary benchmark, overall allocation to fixed-income assets detracted, while allocation to equities and alternatives contributed. Security selection within equities and fixed income was negative, while selection to alternatives was positive.

During the six-month period, all share classes of the Fund outperformed the primary benchmark and underperformed the Bloomberg Global Aggregate Bond Index (USD hedged), before sales charges. Relative to the

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primary benchmark, overall allocation to equities contributed, while allocation to fixed income and alternatives detracted. Security selection to equities and fixed income was negative, while selection to alternatives was positive.

The Fund utilized derivatives for hedging and investment purposes in the form of currency forwards, total return swaps and written swaptions, which contributed to absolute performance for both periods, while futures, interest rate swaps, inflation Consumer Price Index swaps and variance swaps detracted; credit default swaps detracted for the six-month period and added for the 12-month period. The Fund utilizes a range of cash securities and derivatives to efficiently gain exposures to desired investments. Derivatives are excluded from the calculation of the Fund’s turnover rate of 105% whereas transactions in cash securities are included. The Fund’s turnover rate might have been different if the Fund had not utilized derivatives.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended August 31, 2022. Initially, positive earnings momentum overshadowed concerns surrounding coronavirus variants and supply-chain disruptions. Volatility increased as persistently high inflation set off a global wave of tighter monetary policy led by the US Federal Reserve (the “Fed”). The escalating European energy crisis caused by Russia’s invasion of Ukraine, and continued weakness in China, contributed to fears of a broad global downturn. The Fed raised interest rates four times during the period, including two consecutive 0.75% increases. Equity markets rallied briefly as some weaker-than-expected economic data pointed to modestly lower inflation in the US, which raised optimism that policy rates might peak at lower levels. Stocks fell sharply after Fed Chair Jerome Powell remarked that the Fed would be willing to risk recession to lower inflation. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets. Most major central banks started tightening monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. In credit sectors, investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds outperformed respective treasury markets in the US and eurozone. Securitized assets generally outperformed corporate bonds. Emerging-market bonds lagged as the US dollar

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advanced against most developed- and emerging-market currencies. Brent crude oil prices rose due to increased demand, and as major oil producers limited production increases.

The Fund’s Senior Investment Management Team (the “Team”) strives to provide the highest total return consistent with reasonable risk. The Team’s global multi-asset strategy focuses on growth and defensively managing market volatility. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non-US issuers.

The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies, but include securities of small- and mid-capitalization companies to a lesser extent, and include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser uses fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject.

Alternative investments include various instruments, the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives, real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will

(continued on next page)

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increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor.

The Adviser adjusts the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund seeks to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The

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Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional

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DISCLOSURES AND RISKS (continued)

risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk: The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security,

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DISCLOSURES AND RISKS (continued)

because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 24, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2012 TO 8/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Total Return Portfolio Class A shares (from 8/31/2012 to 8/31/2022) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-16.85%	-20.40%

5 Years	1.95%	1.08%

10 Years	4.48%	4.03%

CLASS C SHARES

1 Year	-17.50%	-18.25%

5 Years	1.18%	1.18%

10 Years[1]	3.70%	3.70%

ADVISOR CLASS SHARES[2]

1 Year	-16.61%	-16.61%

5 Years	2.21%	2.21%

10 Years	4.76%	4.76%

CLASS R SHARES[2]

1 Year	-17.16%	-17.16%

5 Years	1.54%	1.54%

10 Years	4.07%	4.07%

CLASS K SHARES[2]

1 Year	-16.93%	-16.93%

5 Years	1.84%	1.84%

10 Years	4.38%	4.38%

CLASS I SHARES[2]

1 Year	-16.64%	-16.64%

5 Years	2.18%	2.18%

10 Years	4.73%	4.73%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.07%, 1.82%, 0.81%, 1.49%, 1.18% and 0.85% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-24.60%

5 Years	-0.73%

10 Years	2.91%

CLASS C SHARES

1 Year	-22.57%

5 Years	-0.62%

10 Years[1]	2.59%

ADVISOR CLASS SHARES[2]

1 Year	-21.11%

5 Years	0.38%

10 Years	3.62%

CLASS R SHARES[2]

1 Year	-21.60%

5 Years	-0.29%

10 Years	2.94%

CLASS K SHARES[2]

1 Year	-21.40%

5 Years	0.01%

10 Years	3.26%

CLASS I SHARES[2]

1 Year	-21.06%

5 Years	0.36%

10 Years	3.60%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$893.40	$4.92	1.03%	$5.01	1.05%
Hypothetical**	$1,000	$1,020.01	$5.24	1.03%	$5.35	1.05%
Class C
Actual	$1,000	$889.60	$8.48	1.78%	$8.57	1.80%
Hypothetical**	$1,000	$1,016.23	$9.05	1.78%	$9.15	1.80%
Advisor Class
Actual	$1,000	$894.20	$3.72	0.78%	$3.82	0.80%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%	$4.08	0.80%
Class R
Actual	$1,000	$892.00	$6.91	1.45%	$7.01	1.47%
Hypothetical**	$1,000	$1,017.90	$7.38	1.45%	$7.48	1.47%
Class K
Actual	$1,000	$892.90	$5.44	1.14%	$5.53	1.16%
Hypothetical**	$1,000	$1,019.46	$5.80	1.14%	$5.90	1.16%
Class I
Actual	$1,000	$894.20	$3.87	0.81%	$3.96	0.83%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%	$4.23	0.83%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

August 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $512.1

1

All data are as of August 31, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following types: Asset-Backed Securities, Commercial Mortgage-Backed Securities, Emerging Markets–Treasuries, Mortgage Pass-Throughs and Warrants.

16 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

August 31, 2022 (unaudited)

1

All data are as of August 31, 2022. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Angola, Argentina, Australia, Austria, Bahrain, Belgium, Bermuda, Brazil, Colombia, Dominican Republic, Ecuador, El Salvador, Finland, Gabon, Guatemala, Hong Kong, India, Indonesia, Ireland, Italy, Ivory Coast, Jamaica, Lebanon, Luxembourg, Macau, Mexico, New Zealand, Nigeria, Oman, Pakistan, Panama, Peru, Portugal, Russia, Senegal, Singapore, South Africa, South Korea, Spain, Taiwan, Turkey, Ukraine, United Arab Emirates and Venezuela.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 66.0%
Information Technology – 18.3%
Communications Equipment – 0.2%
Calix, Inc.(a)	6,900	$406,065
Lumentum Holdings, Inc.(a)	8,840	738,582
Sierra Wireless, Inc.(a)	195	6,002

		1,150,649

Electronic Equipment, Instruments & Components – 1.7%
Amphenol Corp. – Class A	32,566	2,394,578
CDW Corp./DE	19,646	3,353,572
Flex Ltd.(a)	42,380	754,788
Keyence Corp.	700	262,832
Rogers Corp.(a)	7,988	2,001,154

		8,766,924

IT Services – 5.5%
Accenture PLC – Class A	1,412	407,305
Akamai Technologies, Inc.(a)	14,906	1,345,714
Automatic Data Processing, Inc.	16,859	4,120,509
Black Knight, Inc.(a)	27,401	1,812,850
Capgemini SE	3,560	615,090
Cognizant Technology Solutions Corp. – Class A	30,881	1,950,753
Evo Payments, Inc. – Class A(a)	4,683	156,037
Fidelity National Information Services, Inc.	8,371	764,858
Gartner, Inc.(a)	1,574	449,094
Genpact Ltd.	15,036	706,391
GoDaddy, Inc. – Class A(a)	1,391	105,466
Kyndryl Holdings, Inc.(a)	893	9,305
Mastercard, Inc. – Class A	18,184	5,898,344
MoneyGram International, Inc.(a)	68,309	703,583
NEC Corp.	3,800	138,593
Otsuka Corp.	11,900	384,655
Paychex, Inc.	7,854	968,712
PayPal Holdings, Inc.(a)	22,053	2,060,632
VeriSign, Inc.(a)	5,470	996,743
Visa, Inc. – Class A	23,626	4,694,722

		28,289,356

Semiconductors & Semiconductor Equipment – 2.6%
Advanced Micro Devices, Inc.(a)	1,690	143,430
Applied Materials, Inc.	13,137	1,235,798
ASML Holding NV	1,224	597,454
Broadcom, Inc.	2,534	1,264,744
Enphase Energy, Inc.(a)	912	261,233
Infineon Technologies AG	32,449	793,990

18 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

KLA Corp.	2,523	$868,240
Lam Research Corp.	1,070	468,564
MediaTek, Inc.	14,000	302,914
NVIDIA Corp.	2,396	361,652
NXP Semiconductors NV	2,980	490,448
QUALCOMM, Inc.	4,658	616,114
Silicon Motion Technology Corp. (ADR)	23,451	1,808,307
STMicroelectronics NV	12,743	444,096
Taiwan Semiconductor Manufacturing Co., Ltd.	25,000	409,245
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	3,820	318,397
Teradyne, Inc.	4,830	408,811
Texas Instruments, Inc.	1,459	241,041
Tower Semiconductor Ltd.(a)	43,319	2,009,568

		13,044,046

Software – 6.5%
Adobe, Inc.(a)	3,416	1,275,671
Avalara, Inc.(a)	12,612	1,155,133
Avaya Holdings Corp.(a)(b)	2,217	3,525
Cadence Design Systems, Inc.(a)	2,782	483,428
Check Point Software Technologies Ltd.(a)	1,032	124,088
Citrix Systems, Inc.(a)	7,938	815,788
Constellation Software, Inc./Canada	616	927,281
Crowdstrike Holdings, Inc. – Class A(a)	2,283	416,899
Dassault Systemes SE	12,959	499,740
Dropbox, Inc. – Class A(a)	19,442	415,864
Fortinet, Inc.(a)	8,497	413,719
Intuit, Inc.	872	376,512
ironSource Ltd. – Class A(a)	297,836	1,218,149
Mandiant, Inc.(a)	79,418	1,815,496
Microsoft Corp.	58,460	15,285,536
Monitronics International, Inc.(a)	2,239	1,142
NortonLifeLock, Inc.	53,318	1,204,453
Oracle Corp.	13,944	1,033,948
Palo Alto Networks, Inc.(a)	695	386,983
Ping Identity Holding Corp.(a)	17,197	483,924
SAP SE	11,916	1,014,878
ServiceNow, Inc.(a)	518	225,133
VMware, Inc. – Class A	22,472	2,607,426
Zendesk, Inc.(a)	13,658	1,048,525

		33,233,241

Technology Hardware, Storage & Peripherals – 1.8%
Apple, Inc.	35,947	5,651,588
Dell Technologies, Inc. – Class C	8,027	307,354

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NetApp, Inc.	6,242	$450,235
Ricoh Co., Ltd.	57,500	451,918
Samsung Electronics Co., Ltd.	50,788	2,249,946

		9,111,041

		93,595,257

Health Care – 10.8%
Biotechnology – 1.4%
AbbVie, Inc.	6,538	879,100
Abcam PLC(a)	22,385	330,309
Amgen, Inc.	1,965	472,190
Biohaven Pharmaceutical Holding Co., Ltd.(a)	13,120	1,959,472
ChemoCentryx, Inc.(a)	21,536	1,097,905
Genmab A/S(a)	941	334,964
Global Blood Therapeutics, Inc.(a)	17,356	1,178,472
Moderna, Inc.(a)	361	47,749
Regeneron Pharmaceuticals, Inc.(a)	621	360,838
Vertex Pharmaceuticals, Inc.(a)	1,001	282,042

		6,943,041

Health Care Equipment & Supplies – 2.2%
Abbott Laboratories	36,039	3,699,403
Alcon, Inc.	5,650	372,013
Becton Dickinson and Co.	2,424	611,866
Coloplast A/S – Class B	3,840	438,647
Cooper Cos., Inc. (The)	6,107	1,755,396
Demant A/S(a)	4,049	124,726
Hologic, Inc.(a)	4,089	276,253
IDEXX Laboratories, Inc.(a)	1,050	365,001
Koninklijke Philips NV	55,737	925,680
Medtronic PLC	14,471	1,272,290
Meridian Bioscience, Inc.(a)	25,080	817,357
STERIS PLC	2,930	590,044

		11,248,676

Health Care Providers & Services – 2.1%
1Life Healthcare, Inc.(a)	90,814	1,562,909
AmerisourceBergen Corp.	3,262	478,079
Centene Corp.(a)	9,955	893,362
CVS Health Corp.	5,265	516,760
Elevance Health, Inc.	4,214	2,044,253
Hanger, Inc.(a)	6,738	125,529
Henry Schein, Inc.(a)	3,124	229,333
Humana, Inc.	1,106	532,849
LHC Group, Inc.(a)	13,301	2,147,712
McKesson Corp.	1,716	629,772
Molina Healthcare, Inc.(a)	1,455	490,873
UnitedHealth Group, Inc.	2,642	1,372,070

		11,023,501

20 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Technology – 0.6%
Change Healthcare, Inc.(a)	80,829	$1,985,969
EMIS Group PLC	42,299	925,265

		2,911,234

Life Sciences Tools & Services – 1.7%
Bio-Rad Laboratories, Inc. – Class A(a)	970	470,489
Bruker Corp.	5,800	324,800
Danaher Corp.	2,759	744,681
Gerresheimer AG	4,468	233,717
ICON PLC(a)	1,260	264,386
IQVIA Holdings, Inc.(a)	15,791	3,358,114
Mettler-Toledo International, Inc.(a)	370	448,610
Sartorius Stedim Biotech	398	145,573
Thermo Fisher Scientific, Inc.	2,830	1,543,255
Waters Corp.(a)	1,488	444,317
West Pharmaceutical Services, Inc.	3,065	909,355

		8,887,297

Pharmaceuticals – 2.8%
Bristol-Myers Squibb Co.	1,298	87,498
Eli Lilly & Co.	3,988	1,201,305
Johnson & Johnson	4,952	798,956
Mallinckrodt PLC(a)	223	2,531
Merck & Co., Inc.	16,219	1,384,454
Novo Nordisk A/S – Class B	18,789	2,008,803
Pfizer, Inc.	16,463	744,622
Roche Holding AG (BR)	701	267,753
Roche Holding AG (Genusschein)	10,619	3,421,881
Sanofi	20,032	1,637,612
Zoetis, Inc.	16,748	2,621,564

		14,176,979

		55,190,728

Financials – 9.0%
Banks – 3.4%
ABN AMRO Bank NV(b)(c)	53,972	518,503
Bank Leumi Le-Israel BM	75,732	800,580
Barclays PLC	74,546	142,136
BNP Paribas SA	6,512	304,209
Citigroup, Inc.	12,205	595,726
Commerzbank AG(a)	64,781	431,048
Commonwealth Bank of Australia	3,940	260,364
DBS Group Holdings Ltd.	24,700	575,102
Erste Group Bank AG	19,090	429,291
First Horizon Corp.	72,873	1,648,387
HDFC Bank Ltd. (ADR)	8,540	521,367
Japan Post Bank Co., Ltd.(b)	23,500	171,302
JPMorgan Chase & Co.	10,925	1,242,500

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

KBC Group NV	3,490	$166,447
KeyCorp	24,671	436,430
Mitsubishi UFJ Financial Group, Inc.	338,600	1,755,285
National Bank of Canada	6,496	429,769
Natwest Group PLC(a)	70,794	202,022
Nordea Bank Abp	48,079	445,781
Oversea-Chinese Banking Corp., Ltd.	86,900	749,003
Royal Bank of Canada	9,724	904,246
Skandinaviska Enskilda Banken AB – Class A	3,986	39,735
Societe Generale SA	17,946	395,627
Standard Chartered PLC	59,301	410,728
SVB Financial Group(a)	1,140	463,433
Toronto-Dominion Bank (The)	8,489	546,112
Umpqua Holdings Corp.	119,714	2,123,726
Wells Fargo & Co.	18,118	791,938

		17,500,797

Capital Markets – 3.2%
Ameriprise Financial, Inc.	1,753	469,822
BlackRock, Inc.	3,154	2,101,794
Carlyle Group, Inc. (The)	9,002	292,835
Charles Schwab Corp. (The)	52,357	3,714,729
CME Group, Inc.	2,348	459,292
Credit Suisse Group AG (REG)(a)	191,877	990,109
Deutsche Boerse AG	2,730	461,573
Goldman Sachs Group, Inc. (The)	8,816	2,932,819
Houlihan Lokey, Inc.	6,310	495,335
Julius Baer Group Ltd.(a)	23,206	1,121,307
London Stock Exchange Group PLC	7,751	727,056
Moody’s Corp.	1,319	375,282
Morgan Stanley	1,835	156,379
MSCI, Inc.	1,440	646,906
Partners Group Holding AG	840	810,812
Singapore Exchange Ltd.	48,800	331,157

		16,087,207

Diversified Financial Services – 0.0%
Berkshire Hathaway, Inc. – Class B(a)	535	150,228

Insurance – 2.0%
Admiral Group PLC	6,740	165,796
Aflac, Inc.	8,500	505,070
AIA Group Ltd.	44,800	431,031
Alleghany Corp.(a)	2,434	2,047,432
Aon PLC – Class A	1,828	510,487
Arch Capital Group Ltd.(a)	10,237	468,036
Aviva PLC	86,846	421,311

22 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Everest Re Group Ltd.	1,629	$438,282
Fidelity National Financial, Inc.	11,602	453,638
Japan Post Holdings Co., Ltd.	63,100	435,313
Japan Post Insurance Co., Ltd.	26,100	399,789
Marsh & McLennan Cos., Inc.	3,664	591,260
Medibank Pvt Ltd.	127,236	320,503
NN Group NV	16,136	663,157
Progressive Corp. (The)	4,567	560,143
Prudential Financial, Inc.	4,524	433,173
Sampo Oyj – Class A	11,724	530,398
Willis Towers Watson PLC	3,031	626,902

		10,001,721

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
Annaly Capital Management, Inc.	13,539	87,327

Thrifts & Mortgage Finance – 0.4%
Flagstar Bancorp, Inc.	54,476	2,098,960

		45,926,240

Consumer Discretionary – 7.0%
Auto Components – 0.7%
Aisin Corp.	5,300	157,594
Aptiv PLC(a)	25,564	2,388,445
Energy Technology(a)(d)(e)	13	3,900
Tenneco, Inc.(a)	55,253	1,042,071

		3,592,010

Automobiles – 0.3%
Ferrari NV	2,353	454,229
Tesla, Inc.(a)	3,558	980,620

		1,434,849

Diversified Consumer Services – 0.3%
Service Corp. International/US	1,590	98,119
Terminix Global Holdings, Inc.(a)	31,667	1,350,597

		1,448,716

Hotels, Restaurants & Leisure – 1.2%
Aristocrat Leisure Ltd.	6,101	147,256
Caesars Entertainment, Inc.(a)	367	15,825
Chipotle Mexican Grill, Inc.(a)	152	242,714
Compass Group PLC	36,963	795,113
Domino’s Pizza, Inc.	752	279,639
Galaxy Entertainment Group Ltd.	248,800	1,390,713
Marriott International, Inc./MD – Class A	3,213	493,967
Starbucks Corp.	24,147	2,030,038
Yum China Holdings, Inc.	9,352	468,629
Yum! Brands, Inc.	2,473	275,096

		6,138,990

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Durables – 0.5%
iRobot Corp.(a)	27,364	$1,611,192
PulteGroup, Inc.	10,352	420,912
TopBuild Corp.(a)	1,405	258,183

		2,290,287

Internet & Direct Marketing Retail – 1.9%
Alibaba Group Holding Ltd.(a)	58,600	699,129
Alibaba Group Holding Ltd. (ADR)(a)	9,863	941,029
Amazon.com, Inc.(a)	53,043	6,724,262
Prosus NV(a)	17,423	1,076,906
ZOZO, Inc.	12,200	269,659

		9,710,985

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	6,200	465,227
Carlson Travel, Inc.(a)(d)	1,901	22,812

		488,039

Multi-Utilities – 0.0%
ATD New Holdings, Inc.(a)(d)	2,609	182,630

Multiline Retail – 0.0%
Dollarama, Inc.	3,731	227,209

Specialty Retail – 1.1%
AutoZone, Inc.(a)	916	1,941,197
Hikari Tsushin, Inc.	1,300	164,353
Home Depot, Inc. (The)	234	67,490
O’Reilly Automotive, Inc.(a)	1,152	803,082
TJX Cos., Inc. (The)	37,028	2,308,696
Ulta Beauty, Inc.(a)	1,178	494,607

		5,779,425

Textiles, Apparel & Luxury Goods – 0.9%
adidas AG	2,439	361,663
Kering SA	1,017	510,282
NIKE, Inc. – Class B	34,743	3,698,393
Pandora A/S	2,748	165,090

		4,735,428

		36,028,568

Industrials – 5.9%
Aerospace & Defense – 0.4%
Airbus SE	4,886	478,794
BAE Systems PLC	51,979	468,128
Dassault Aviation SA	1,053	144,608
Hexcel Corp.	7,073	414,973
Huntington Ingalls Industries, Inc.	2,057	473,645

		1,980,148

24 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.3%
Atlas Air Worldwide Holdings, Inc.(a)	5,834	$582,934
CH Robinson Worldwide, Inc.	4,075	465,161
Expeditors International of Washington, Inc.	4,592	472,471

		1,520,566

Airlines – 0.3%
Southwest Airlines Co.(a)	10,506	385,570
Spirit Airlines, Inc.(a)	58,701	1,331,339

		1,716,909

Building Products – 0.7%
Assa Abloy AB – Class B	13,071	264,740
Otis Worldwide Corp.	36,365	2,626,280
Owens Corning	5,026	410,775
Trex Co., Inc.(a)	5,700	266,703

		3,568,498

Commercial Services & Supplies – 0.9%
Cintas Corp.	1,093	444,676
Copart, Inc.(a)	1,349	161,408
Rollins, Inc.	12,507	422,236
Stericycle, Inc.(a)	34,521	1,729,157
Tetra Tech, Inc.	3,970	539,166
TOMRA Systems ASA	24,176	550,890
Waste Management, Inc.	4,968	839,741

		4,687,274

Construction & Engineering – 0.2%
AECOM	3,587	262,389
Infrastructure and Energy Alternatives, Inc.(a)	44,634	634,249
WillScot Mobile Mini Holdings Corp.(a)	1,235	49,573

		946,211

Electrical Equipment – 0.2%
Eaton Corp. PLC	6,459	882,558

Machinery – 1.1%
Deere & Co.	2,079	759,355
Dover Corp.	8,970	1,120,891
Parker-Hannifin Corp.	4,920	1,303,800
SMC Corp.	1,100	521,872
Snap-on, Inc.	2,090	455,327
Techtronic Industries Co., Ltd.	6,000	70,766
Volvo AB – Class B	61,284	970,756
Xylem, Inc./NY	3,959	360,665

		5,563,432

Marine – 0.2%
AP Moller – Maersk A/S – Class B	98	235,117
Kuehne & Nagel International AG	792	183,040

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SITC International Holdings Co., Ltd.	139,000	$352,481
ZIM Integrated Shipping Services Ltd.(b)	2,550	92,029

		862,667

Professional Services – 1.3%
Booz Allen Hamilton Holding Corp.	6,529	624,825
Intertrust NV(a)(c)	106,626	2,085,176
LifeWorks, Inc.(b)	43,790	1,064,617
Nielsen Holdings PLC	31,457	875,763
RELX PLC	27,620	722,821
Robert Half International, Inc.	5,406	416,100
Wolters Kluwer NV	8,070	789,188

		6,578,490

Road & Rail – 0.1%
Canadian National Railway Co.	4,457	530,048

Trading Companies & Distributors – 0.2%
Ferguson PLC	2,676	309,902
Toyota Tsusho Corp.	4,500	157,537
United Rentals, Inc.(a)	968	282,695
WW Grainger, Inc.	848	470,589

		1,220,723

		30,057,524

Communication Services – 4.7%
Diversified Telecommunication Services – 1.5%
BCE, Inc.(b)	7,532	363,481
Charter Communications, Inc. – Class A(a)	193	79,638
Comcast Corp. – Class A	65,701	2,377,719
Elisa Oyj	2,903	155,247
HKT Trust & HKT Ltd.	492,000	660,057
Intelsat Jackson Holdings SA(a)(d)(e)	346	– 0	–
Intelsat SA(a)(d)	1,653	45,458
Liberty Global PLC – Class C(a)	20,021	426,648
Nippon Telegraph & Telephone Corp.	24,700	669,476
Shaw Communications, Inc. – Class B	76,629	1,965,101
Spark New Zealand Ltd.	144,092	476,644
Telefonica SA	94,228	388,880

		7,608,349

Entertainment – 1.0%
Activision Blizzard, Inc.	24,590	1,930,069
Electronic Arts, Inc.	19,237	2,440,598
Live Nation Entertainment, Inc.(a)	1,636	147,829
Ubisoft Entertainment SA(a)	4,600	212,129
Universal Music Group NV(b)	14,792	293,739

		5,024,364

26 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Interactive Media & Services – 2.1%
Alphabet, Inc. – Class A(a)	8,046	$870,738
Alphabet, Inc. – Class C(a)	47,171	5,148,715
Auto Trader Group PLC(c)	59,749	451,145
Kakaku.com, Inc.	11,600	213,532
Meta Platforms, Inc. – Class A(a)	26,358	4,294,509

		10,978,639

Media – 0.1%
Dentsu Group, Inc.	9,600	309,168
DISH Network Corp. – Class A(a)	609	10,566
iHeartMedia, Inc. – Class A(a)	2,453	21,709

		341,443

		23,952,795

Consumer Staples – 3.4%
Beverages – 1.4%
Asahi Group Holdings Ltd.	74,739	2,505,867
Coca-Cola Co. (The)	37,799	2,332,576
Constellation Brands, Inc. – Class A	8,006	1,969,876
Keurig Dr Pepper, Inc.	7,380	281,326
Kirin Holdings Co., Ltd.	6,600	108,648

		7,198,293

Food & Staples Retailing – 0.6%
Costco Wholesale Corp.	1,443	753,390
George Weston Ltd.	1,592	182,007
Jeronimo Martins SGPS SA	18,364	407,162
Koninklijke Ahold Delhaize NV	32,985	907,312
Progenics Pharmaceuticals, Inc.(a)(d)(e)	136,645	– 0	–
Sysco Corp.	4,238	348,448
Walmart, Inc.(a)	3,559	471,746
Woolworths Group Ltd.	12,458	307,124

		3,377,189

Food Products – 0.5%
Archer-Daniels-Midland Co.	6,107	536,744
Bunge Ltd.	4,470	443,290
Hershey Co. (The)	2,160	485,287
Nestle SA	4,671	546,614
Salmar ASA	5,549	366,941
Tyson Foods, Inc. – Class A	427	32,187

		2,411,063

Household Products – 0.3%
Colgate-Palmolive Co.	6,578	514,465
Procter & Gamble Co. (The)	4,977	686,528
Southeastern Grocers, Inc.(a)(d)	8,714	200,422

		1,401,415

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tobacco – 0.6%
Imperial Brands PLC	21,277	$467,920
Philip Morris International, Inc.	2,788	266,226
Swedish Match AB	222,765	2,236,369

		2,970,515

		17,358,475

Energy – 1.9%
Energy Equipment & Services – 0.6%
CHC Group LLC(a)	1,138	– 0	–
Diamond Offshore Drilling, Inc.(a)(b)	2,052	14,590
Diamond Offshore Drilling, Inc.(a)(f)	3,643	25,902
Halliburton Co.	7,280	219,346
Shell PLC	113,186	2,995,812
Vantage Drilling International(a)	602	10,535

		3,266,185

Oil, Gas & Consumable Fuels – 1.3%
Battalion Oil Corp.(a)	1	13
Berry Corp.	5,577	51,030
Canadian Natural Resources Ltd.(b)	3,276	179,596
Cenovus Energy, Inc.	20,112	377,325
Cheniere Energy, Inc.	3,758	601,956
Chevron Corp.	280	44,257
Chord Energy Corp.	868	122,865
Civitas Resources, Inc.	493	33,125
ConocoPhillips	4,793	524,594
Denbury, Inc.(a)	594	52,824
Eni SpA	22,389	264,480
Equinor ASA	51,377	1,993,973
Exxon Mobil Corp.	1,904	182,003
Imperial Oil Ltd.(b)	7,864	385,970
K201640219 South Africa Ltd. – Class A(a)(d)(e)	465,862	– 0	–
K201640219 South Africa Ltd. – Series B(a)(d)(e)(g)	73,623	– 0	–
Marathon Petroleum Corp.	5,572	561,379
Neste Oyj	9,620	474,620
Repsol SA(a)	29,738	386,240
SandRidge Energy, Inc.(a)	14	294
Suncor Energy, Inc.(b)	6,504	210,420

		6,446,964

		9,713,149

Utilities – 1.7%
Electric Utilities – 1.1%
American Electric Power Co., Inc.	4,766	477,553
Enel SpA	37,183	174,726
First Trust Global Wind Energy ETF(b)	31,113	555,678

28 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Iberdrola SA	74,574	$776,442
NextEra Energy, Inc.	8,070	686,434
NRG Energy, Inc.	11,154	460,437
Orsted AS(c)	4,500	439,211
PNM Resources, Inc.	44,968	2,132,832
Verbund AG	1,402	133,972

		5,837,285

Gas Utilities – 0.3%
Naturgy Energy Group SA(b)	15,822	436,286
South Jersey Industries, Inc.	20,465	692,740
UGI Corp.	11,093	438,174

		1,567,200

Independent Power and Renewable Electricity Producers – 0.0%
RWE AG	5,843	223,071

Multi-Utilities – 0.2%
Ameren Corp.	3,414	316,205
DTE Energy Co.	300	39,102
Sempra Energy	3,169	522,790

		878,097

Water Utilities – 0.1%
American Water Works Co., Inc.	2,390	354,795

		8,860,448

Real Estate – 1.7%
Equity Real Estate Investment Trusts (REITs) – 1.3%
American Tower Corp.	11,452	2,909,381
CatchMark Timber Trust, Inc. – Class A	23,222	247,314
Duke Realty Corp.	35,842	2,109,302
Iron Mountain, Inc.	779	40,983
Link REIT	24,700	191,154
Medical Properties Trust, Inc.	28,529	416,809
Nippon Building Fund, Inc.	29	144,448
Public Storage	89	29,444
Stockland	161,388	396,992
Weyerhaeuser Co.	13,341	455,728

		6,941,555

Real Estate Management & Development – 0.4%
CBRE Group, Inc. – Class A(a)	20,064	1,584,253
Nomura Real Estate Holdings, Inc.	11,900	292,358

		1,876,611

		8,818,166

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Materials – 1.6%
Chemicals – 0.9%
CF Industries Holdings, Inc.		4,544	$470,122
Chr Hansen Holding A/S		5,861	341,504
GCP Applied Technologies, Inc.(a)		44,152	1,387,256
Koninklijke DSM NV		3,160	402,950
Linde PLC		3,826	1,082,222
LyondellBasell Industries NV – Class A		3,746	310,918
OCI NV		12,384	464,930
Sumitomo Chemical Co., Ltd.		113,400	446,379

			4,906,281

Containers & Packaging – 0.1%
Packaging Corp. of America		340	46,553
Sealed Air Corp.		4,846	260,763
Westrock Co.		16	650

			307,966

Metals & Mining – 0.5%
Artsonig Pty Ltd.(a)(d)(e)		51,133	– 0	–
Fortescue Metals Group Ltd.(b)		15,447	191,969
Glencore PLC(a)		47,938	262,104
Neenah Enterprises, Inc.(a)(d)(e)		10,896	– 0	–
Steel Dynamics, Inc.		3,998	322,718
Teck Resources Ltd. – Class B		6,380	216,075
Yamana Gold, Inc.		391,500	1,726,515

			2,719,381

Paper & Forest Products – 0.1%
Resolute Forest Products, Inc.(a)		18,593	376,694

			8,310,322

Total Common Stocks (cost $329,235,936)			337,811,672

		Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADE – 5.6%
Industrial – 4.8%
Basic – 0.3%
Arconic Corp. 6.125%, 02/15/2028(c)	U.S.$	33	31,083
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(c)		58	47,291
7.50%, 09/30/2029(c)		16	11,897
Avient Corp. 5.75%, 05/15/2025(c)		32	31,550
7.125%, 08/01/2030(c)		46	45,491

30 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(c)	U.S.$	102	$102,229
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(b)(c)		25	22,212
4.875%, 03/01/2031(b)(c)		27	23,610
6.75%, 03/15/2026(c)		12	12,136
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		20	19,285
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(c)		64	59,438
Element Solutions, Inc. 3.875%, 09/01/2028(c)		91	79,056
ERP Iron Ore, LLC 1.00%, 12/31/2019(a)(d)(e)(g)(h)		12	8,102
FMG Resources August 2006 Pty Ltd. 4.50%, 09/15/2027(c)		36	32,890
6.125%, 04/15/2032(c)		166	153,436
Glatfelter Corp. 4.75%, 11/15/2029(c)		32	19,924
Graham Packaging Co., Inc. 7.125%, 08/15/2028(b)(c)		28	24,054
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(c)		77	67,350
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(c)	EUR	149	127,879
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(c)(g)	U.S.$	52	43,062
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(c)		123	105,565
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(a)(d)(e)(f)(h)		146	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029		93	81,182
Valvoline, Inc. 4.25%, 02/15/2030(c)		152	148,352
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(b)(c)		234	171,712
WR Grace Holdings LLC 4.875%, 06/15/2027(c)		59	54,828

			1,523,614

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(c)(g)	EUR	202	$150,252
Clean Harbors, Inc. 4.875%, 07/15/2027(c)	U.S.$	3	2,785
Eco Material Technologies, Inc. 7.875%, 01/31/2027(c)		121	112,214
Energizer Holdings, Inc. 4.75%, 06/15/2028(c)		33	27,552
EnerSys 4.375%, 12/15/2027(c)		100	91,872
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(c)		130	123,175
GFL Environmental, Inc. 5.125%, 12/15/2026(c)		15	14,535
Granite US Holdings Corp. 11.00%, 10/01/2027(c)		54	52,588
Harsco Corp. 5.75%, 07/31/2027(c)		85	60,398
JELD-WEN, Inc. 4.625%, 12/15/2025(c)		17	14,637
LSB Industries, Inc. 6.25%, 10/15/2028(c)		23	21,287
Madison IAQ LLC 5.875%, 06/30/2029(c)		207	170,467
Moog, Inc. 4.25%, 12/15/2027(c)		42	38,472
SPX FLOW, Inc. 8.75%, 04/01/2030(b)(c)		190	158,232
Stevens Holding Co., Inc. 6.125%, 10/01/2026(c)		18	17,937
Summit Materials LLC/Summit Materials Finance Corp. 5.25%, 01/15/2029 (c)		34	30,910
Tervita Corp. 11.00%, 12/01/2025(c)		84	91,135
TransDigm UK Holdings PLC 6.875%, 05/15/2026		265	256,562
TransDigm, Inc. 6.25%, 03/15/2026(c)		47	46,158
Triumph Group, Inc. 6.25%, 09/15/2024(c)		37	33,908
7.75%, 08/15/2025(b)		42	35,437
8.875%, 06/01/2024(c)		53	53,427
Wesco Distribution, Inc. 7.25%, 06/15/2028(c)		53	53,510

			1,657,450

32 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.6%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(c)	U.S.$	113	$97,184
Altice Financing SA 5.75%, 08/15/2029(c)		279	224,930
AMC Networks, Inc. 4.25%, 02/15/2029		181	147,767
Arches Buyer, Inc. 6.125%, 12/01/2028(b)(c)		39	30,512
Banijay Entertainment SASU 3.50%, 03/01/2025(c)	EUR	150	139,928
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(c)	U.S.$	111	84,503
4.50%, 08/15/2030(c)		105	88,371
4.75%, 02/01/2032(c)		88	72,882
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(c)		25	22,437
CSC Holdings LLC 3.375%, 02/15/2031(c)		200	150,022
5.875%, 09/15/2022		15	15,000
DISH DBS Corp. 5.125%, 06/01/2029		53	31,389
5.25%, 12/01/2026(c)		135	111,621
5.75%, 12/01/2028(c)		94	72,349
7.375%, 07/01/2028		98	64,211
DISH Network Corp. 3.375%, 08/15/2026(i)		56	40,295
Gray Escrow II, Inc. 5.375%, 11/15/2031(c)		129	109,066
iHeartCommunications, Inc. 4.75%, 01/15/2028(c)		35	30,012
6.375%, 05/01/2026		22	20,739
8.375%, 05/01/2027		137	120,224
Lamar Media Corp. 4.875%, 01/15/2029(b)		4	3,734
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(c)		139	123,166
8.00%, 08/01/2029(c)		93	80,720
National CineMedia LLC 5.75%, 08/15/2026		33	16,657
5.875%, 04/15/2028(b)(c)		67	47,290
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(c)		61	50,928
Sinclair Television Group, Inc. 5.125%, 02/15/2027(b)(c)		150	129,024
5.50%, 03/01/2030(c)		107	83,877

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sirius XM Radio, Inc. 3.875%, 09/01/2031(c)	U.S.$	116	$93,809
4.00%, 07/15/2028(c)		292	254,671
Summer BC Holdco B SARL 5.75%, 10/31/2026(c)	EUR	150	139,493
TEGNA, Inc. 4.75%, 03/15/2026(c)	U.S.$	35	34,464
5.00%, 09/15/2029		110	105,390
Univision Communications, Inc. 6.625%, 06/01/2027(c)		144	139,438
7.375%, 06/30/2030(c)		25	24,804
Urban One, Inc. 7.375%, 02/01/2028(c)		203	183,065

			3,183,972

Communications - Telecommunications – 0.2%
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(c)		200	183,572
Consolidated Communications, Inc. 5.00%, 10/01/2028(c)		25	19,341
6.50%, 10/01/2028(c)		164	133,629
Embarq Corp. 7.995%, 06/01/2036		180	139,287
Frontier Communications Holdings LLC 5.875%, 10/15/2027(c)		65	60,773
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(a)(d)(e)		177	– 0	–
Kaixo Bondco Telecom SA 5.125%, 09/30/2029(c)	EUR	100	81,740
Level 3 Financing, Inc. 4.25%, 07/01/2028(c)	U.S.$	25	20,798
4.625%, 09/15/2027(c)		67	59,147
Telecom Italia Capital SA 7.20%, 07/18/2036		105	89,604
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(c)		200	164,754
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(c)		74	56,696

			1,009,341

Consumer Cyclical - Automotive – 0.4%
Allison Transmission, Inc. 5.875%, 06/01/2029(c)		60	56,782
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(c)		69	68,251
Dana, Inc. 5.375%, 11/15/2027		11	9,815
5.625%, 06/15/2028		17	15,293

34 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(c)	U.S.$	169	$156,741
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(a)(d)(e)(f)		59	– 0	–
(First Lien) 11.00%, 10/31/2024(a)(d)(e)(f)		24	– 0	–
Ford Motor Co. 6.10%, 08/19/2032		284	276,951
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029(b)		42	37,669
5.25%, 07/15/2031		39	33,631
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(c)(g)	EUR	100	92,198
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024(c)		153	140,817
5.875%, 01/15/2028(c)	U.S.$	200	152,042
Mclaren Finance PLC 7.50%, 08/01/2026(c)		200	169,152
Meritor, Inc. 6.25%, 06/01/2025(c)		38	39,187
PM General Purchaser LLC 9.50%, 10/01/2028(c)		103	91,118
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(c)		138	113,003
Tenneco, Inc. 5.00%, 07/15/2026		121	115,825
Titan International, Inc. 7.00%, 04/30/2028		108	103,275
ZF North America Capital, Inc. 4.75%, 04/29/2025(c)		161	151,796

			1,823,546

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 4.00%, 08/01/2028(c)		58	48,340
5.75%, 03/01/2027(c)		112	86,538
9.875%, 08/01/2027(c)		60	60,252
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(c)		179	176,089
Lindblad Expeditions LLC 6.75%, 02/15/2027(c)		37	33,693
Mattel, Inc. 5.875%, 12/15/2027(c)		15	14,961
NCL Corp., Ltd. 5.875%, 03/15/2026(c)		123	98,455

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(c)	U.S.$	112	$87,588
5.50%, 08/31/2026(c)		90	71,998
5.50%, 04/01/2028(c)		93	70,231
10.875%, 06/01/2023(c)		63	64,147
11.50%, 06/01/2025(c)		134	141,247
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(c)		93	96,509
Six Flags Entertainment Corp. 4.875%, 07/31/2024(c)		30	28,922
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(c)		19	19,211
Vail Resorts, Inc. 6.25%, 05/15/2025(c)		25	25,049
Viking Cruises Ltd. 5.875%, 09/15/2027(c)		129	103,921
7.00%, 02/15/2029(b)(c)		34	27,267
13.00%, 05/15/2025(c)		35	36,750
VOC Escrow Ltd. 5.00%, 02/15/2028(c)		3	2,535

			1,293,703

Consumer Cyclical - Other – 0.4%
Adams Homes, Inc. 7.50%, 02/15/2025(c)		79	68,946
Beazer Homes USA, Inc. 6.75%, 03/15/2025		46	43,750
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(c)		113	87,329
6.25%, 09/15/2027(c)		3	2,668
Builders FirstSource, Inc. 6.375%, 06/15/2032(c)		100	92,779
Caesars Entertainment, Inc. 6.25%, 07/01/2025(c)		102	99,588
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(b)(c)		44	35,916
Empire Communities Corp. 7.00%, 12/15/2025(c)		29	24,943
Everi Holdings, Inc. 5.00%, 07/15/2029(c)		18	15,883
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(c)		173	153,373
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(c)		89	71,892
5.375%, 05/01/2025(c)		21	20,806
5.75%, 05/01/2028(c)		22	21,518

36 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(c)	U.S.$	72	$59,469
5.00%, 06/01/2029(c)		66	58,415
Installed Building Products, Inc. 5.75%, 02/01/2028(c)		31	28,661
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(c)		19	18,980
Mattamy Group Corp. 4.625%, 03/01/2030(c)		88	71,012
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(c)		17	12,566
5.875%, 09/01/2031(c)		70	48,945
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(c)		55	45,884
4.75%, 04/01/2029(c)		87	70,199
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(c)		197	184,278
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(c)		69	63,657
5.875%, 06/15/2027(c)		3	2,900
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(c)		183	181,534
Travel + Leisure Co. 4.50%, 12/01/2029(c)		126	102,437
4.625%, 03/01/2030(c)		94	76,718
6.625%, 07/31/2026(c)		143	138,667
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(c)		93	83,860

			1,987,573

Consumer Cyclical - Restaurants – 0.0%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/2025(b)(c)		53	53,390

Consumer Cyclical - Retailers – 0.4%
Arko Corp. 5.125%, 11/15/2029(c)		46	38,482
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(c)		60	51,464
5.00%, 02/15/2032(c)		24	20,051
Bath & Body Works, Inc. 5.25%, 02/01/2028		13	11,669
6.625%, 10/01/2030(c)		129	117,240

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.75%, 07/01/2036	U.S.$	58	$50,059
6.875%, 11/01/2035		131	114,481
6.95%, 03/01/2033		69	56,823
7.50%, 06/15/2029		13	12,505
9.375%, 07/01/2025(c)		32	33,859
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(c)(g)		48	36,018
Carvana Co. 5.50%, 04/15/2027(b)(c)		14	9,086
5.875%, 10/01/2028(c)		37	22,223
Dufry One BV 2.50%, 10/15/2024(c)	EUR	143	135,538
Edcon Ltd. Zero Coupon, 06/25/2023 (d)	ZAR	2	– 0	–
FirstCash, Inc. 4.625%, 09/01/2028(c)	U.S.$	22	19,334
5.625%, 01/01/2030(c)		93	83,213
Foundation Building Materials, Inc. 6.00%, 03/01/2029(c)		24	19,631
Kontoor Brands, Inc. 4.125%, 11/15/2029(c)		90	77,013
LBM Acquisition LLC 6.25%, 01/15/2029(c)		20	15,003
Michaels Cos, Inc. (The) 7.875%, 05/01/2029(b)(c)		144	95,677
Murphy Oil USA, Inc. 5.625%, 05/01/2027		6	5,599
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(c)		60	56,326
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(c)		271	254,415
Rite Aid Corp. 7.50%, 07/01/2025(c)		105	89,725
8.00%, 11/15/2026(b)(c)		109	88,983
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(c)		90	80,069
SRS Distribution, Inc. 6.125%, 07/01/2029(c)		29	23,823
Staples, Inc. 7.50%, 04/15/2026(c)		228	192,744
TPro Acquisition Corp. 11.00%, 10/15/2024(c)		36	35,941
White Cap Buyer LLC 6.875%, 10/15/2028(c)		151	132,898

38 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

White Cap Parent LLC 8.25%, 03/15/2026(c)(g)	U.S.$	29	$25,299

			2,005,191

Consumer Non-Cyclical – 0.5%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(c)		88	83,203
AdaptHealth LLC 6.125%, 08/01/2028(c)		25	23,504
AHP Health Partners, Inc. 5.75%, 07/15/2029(c)		83	65,997
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/2026(c)		184	165,974
Bausch Health Cos., Inc. 4.875%, 06/01/2028(c)		173	119,424
6.25%, 02/15/2029(c)		7	2,642
7.25%, 05/30/2029(c)		48	17,689
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(c)		8	7,476
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(c)		27	19,938
6.125%, 04/01/2030(c)		91	56,332
6.875%, 04/01/2028(c)		53	27,677
6.875%, 04/15/2029(c)		205	127,912
Darling Ingredients, Inc. 6.00%, 06/15/2030(c)		47	47,046
DaVita, Inc. 3.75%, 02/15/2031(c)		45	33,143
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(c)		13	8,679
Garden Spinco Corp. 8.625%, 07/20/2030(c)		71	75,575
Global Medical Response, Inc. 6.50%, 10/01/2025(c)		140	125,824
Grifols Escrow Issuer SA 4.75%, 10/15/2028(c)		200	169,544
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(b)(c)		132	108,936
Legacy LifePoint Health LLC 4.375%, 02/15/2027(c)		67	58,244
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 10.00%, 06/15/2029(c)		6	3,060
Medline Borrower LP 3.875%, 04/01/2029(c)		93	78,746
5.25%, 10/01/2029(b)(c)		167	140,372

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ModivCare Escrow Issuer, Inc. 5.00%, 10/01/2029(c)	U.S.$	17	$15,093
ModivCare, Inc. 5.875%, 11/15/2025(c)		17	16,110
Option Care Health, Inc. 4.375%, 10/31/2029(c)		85	74,864
Post Holdings, Inc. 5.50%, 12/15/2029(c)		131	120,086
RP Escrow Issuer LLC 5.25%, 12/15/2025(c)		45	40,592
Spectrum Brands, Inc. 3.875%, 03/15/2031(c)		175	135,895
5.75%, 07/15/2025		2	1,970
Tenet Healthcare Corp. 6.125%, 06/15/2030(c)		39	37,451
6.125%, 10/01/2028(c)		65	59,595
Triton Water Holdings, Inc. 6.25%, 04/01/2029(c)		65	53,321
US Acute Care Solutions LLC 6.375%, 03/01/2026(c)		59	53,173
US Foods, Inc. 4.75%, 02/15/2029(c)		188	166,997
US Renal Care, Inc. 10.625%, 07/15/2027(c)		66	31,664

			2,373,748

Energy – 0.6%
Antero Resources Corp. 7.625%, 02/01/2029(c)		15	15,258
Athabasca Oil Corp. 9.75%, 11/01/2026(c)		78	82,428
Berry Petroleum Co. LLC 7.00%, 02/15/2026(c)		58	54,517
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(c)		37	36,985
Callon Petroleum Co. 8.25%, 07/15/2025		169	165,928
Citgo Holding, Inc. 9.25%, 08/01/2024(b)(c)		50	49,802
CITGO Petroleum Corp. 6.375%, 06/15/2026(c)		43	41,338
7.00%, 06/15/2025(c)		152	148,305
Civitas Resources, Inc. 5.00%, 10/15/2026(c)		23	21,711
CNX Resources Corp. 6.00%, 01/15/2029(c)		47	44,219
7.25%, 03/14/2027(c)		15	14,909

40 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Comstock Resources, Inc. 6.75%, 03/01/2029(c)	U.S.$	36	$34,400
Crescent Energy Finance LLC 7.25%, 05/01/2026(c)		56	53,540
Diamond Foreign Asset Co./Diamond Finance LLC 13.00% (9.00% Cash or 13.00% PIK), 04/22/2027(g)		26	24,782
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(c)		90	85,875
EnLink Midstream LLC 5.625%, 01/15/2028(c)		74	71,170
EnLink Midstream Partners LP 4.15%, 06/01/2025		72	70,528
5.05%, 04/01/2045		49	35,386
5.45%, 06/01/2047		39	29,787
5.60%, 04/01/2044		10	7,933
EQM Midstream Partners LP 4.50%, 01/15/2029(c)		68	59,194
4.75%, 01/15/2031(c)		63	54,452
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		51	49,067
6.25%, 05/15/2026		47	42,921
6.50%, 10/01/2025		32	29,787
7.75%, 02/01/2028		84	78,327
8.00%, 01/15/2027		47	44,532
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		38	34,890
7.00%, 08/01/2027		43	40,933
Gulfport Energy Corp. 6.00%, 10/15/2024(a)		62	77
6.375%, 05/15/2025(a)		71	89
6.375%, 01/15/2026(a)		208	260
6.625%, 05/01/2023(a)		12	15
8.00%, 05/17/2026(c)		53	53,649
Hess Midstream Operations LP 4.25%, 02/15/2030(c)		14	12,072
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(c)		21	19,296
6.00%, 02/01/2031(c)		30	27,181
ITT Holdings LLC 6.50%, 08/01/2029(c)		145	122,982
Murphy Oil Corp. 6.125%, 12/01/2042		51	40,464
Nabors Industries Ltd. 7.25%, 01/15/2026(c)		43	39,117
7.50%, 01/15/2028(c)		117	105,360

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

New Fortress Energy, Inc. 6.75%, 09/15/2025(c)	U.S.$	102	$98,670
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(c)		149	134,884
Occidental Petroleum Corp. 5.50%, 12/01/2025		12	12,318
5.875%, 09/01/2025		22	22,568
6.125%, 01/01/2031		15	15,621
8.00%, 07/15/2025		37	40,093
8.50%, 07/15/2027		26	29,129
8.875%, 07/15/2030		26	30,421
PDC Energy, Inc. 5.75%, 05/15/2026		163	156,141
Southwestern Energy Co. 5.375%, 02/01/2029		78	73,822
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(c)		61	59,280
Sunnova Energy Corp. 5.875%, 09/01/2026(b)(c)		30	27,785
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		129	120,699
6.00%, 04/15/2027		4	3,889
Talos Production, Inc. 12.00%, 01/15/2026		118	124,999
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(c)		68	66,709
Transocean Pontus Ltd. 6.125%, 08/01/2025(c)		36	34,865
Transocean Sentry Ltd. 5.375%, 05/15/2023(c)		112	108,737
Transocean, Inc. 6.80%, 03/15/2038		1	450
7.50%, 01/15/2026(c)		27	21,126
11.50%, 01/30/2027(c)		35	33,743
W&T Offshore, Inc. 9.75%, 11/01/2023(c)		52	51,651

			3,211,066

Other Industrial – 0.0%
IAA, Inc. 5.50%, 06/15/2027(c)		34	32,048
Interface, Inc. 5.50%, 12/01/2028(c)		22	19,461

			51,509

42 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(c)	U.S.$	31	$29,021
9.75%, 07/15/2027(c)		206	188,249
ANGI Group LLC 3.875%, 08/15/2028(b)(c)		209	158,537
Aptim Corp. 7.75%, 06/15/2025(c)		168	116,723
APX Group, Inc. 5.75%, 07/15/2029(b)(c)		253	207,496
6.75%, 02/15/2027(c)		35	34,339
Aramark Services, Inc. 6.375%, 05/01/2025(c)		90	88,972
Cars.com, Inc. 6.375%, 11/01/2028(c)		70	62,978
Garda World Security Corp. 6.00%, 06/01/2029(c)		182	141,025
9.50%, 11/01/2027(c)		215	196,067
Gartner, Inc. 4.50%, 07/01/2028(c)		49	45,273
Korn Ferry 4.625%, 12/15/2027(c)		63	58,351
Millennium Escrow Corp. 6.625%, 08/01/2026(c)		140	114,299
MoneyGram International, Inc. 5.375%, 08/01/2026(c)		62	60,925
Monitronics International, Inc. 9.125%, 04/01/2020(a)(d)(e)(h)		120	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(c)		77	65,627
5.75%, 11/01/2028(b)(c)		287	227,714
Nielsen Finance LLC/Nielsen Finance Co. 5.875%, 10/01/2030(c)		59	59,192
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(c)		247	218,506
Sabre GLBL, Inc. 7.375%, 09/01/2025(c)		88	83,410
9.25%, 04/15/2025(c)		41	40,403
TripAdvisor, Inc. 7.00%, 07/15/2025(c)		41	40,308
Verisure Midholding AB 5.25%, 02/15/2029(c)	EUR	185	149,885
Verscend Escrow Corp. 9.75%, 08/15/2026(c)	U.S.$	115	116,204

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ZipRecruiter, Inc. 5.00%, 01/15/2030(c)	U.S.$	131	$109,593

			2,613,097

Technology – 0.2%
Ahead DB Holdings LLC 6.625%, 05/01/2028(c)		95	86,153
Avaya, Inc. 6.125%, 09/15/2028(c)		106	57,894
Boxer Parent Co., Inc. 7.125%, 10/02/2025(c)		7	6,970
Cablevision Lightpath LLC 5.625%, 09/15/2028(c)		200	163,862
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(c)		41	33,936
CommScope, Inc. 4.75%, 09/01/2029(c)		92	78,193
Entegris Escrow Corp. 5.95%, 06/15/2030(c)		59	55,998
GoTo Group, Inc. 5.50%, 09/01/2027(c)		51	37,463
NCR Corp. 5.125%, 04/15/2029(c)		102	95,235
5.75%, 09/01/2027(c)		40	38,726
6.125%, 09/01/2029(c)		28	26,805
Playtika Holding Corp. 4.25%, 03/15/2029(c)		90	76,602
Presidio Holdings, Inc. 4.875%, 02/01/2027(c)		12	11,222
8.25%, 02/01/2028(c)		172	156,164
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(c)		316	243,491
Virtusa Corp. 7.125%, 12/15/2028(c)		66	52,303

			1,221,017

Transportation - Airlines – 0.1%
Air Canada 3.875%, 08/15/2026(c)		29	25,890
Allegiant Travel Co. 7.25%, 08/15/2027(c)		47	46,714
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(c)		101	96,155
5.75%, 04/20/2029(c)		88	79,491
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(c)		47	42,621

44 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(c)	U.S.$	94	$95,183

			386,054

Transportation - Services – 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, 03/01/2029(b)(c)		45	39,249
5.75%, 07/15/2027(b)(c)		80	75,641
Herc Holdings, Inc. 5.50%, 07/15/2027(c)		7	6,615
PROG Holdings, Inc. 6.00%, 11/15/2029(c)		85	71,310

			192,815

			24,587,086

Financial Institutions – 0.7%
Banking – 0.2%
Ally Financial, Inc. Series B 4.70%, 05/15/2026(j)		272	226,100
Series C 4.70%, 05/15/2028(j)		19	14,826
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(c)		115	101,656
7.00%, 01/15/2026(b)(c)		53	48,028
CaixaBank SA 5.875%, 10/09/2027(c)(j)	EUR	200	182,981
Credit Suisse Group AG 6.25%, 12/18/2024(c)(j)	U.S.$	200	179,802
Discover Financial Services Series D 6.125%, 06/23/2025(b)(j)		306	311,031

			1,064,424

Brokerage – 0.1%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(c)		83	83,086
AG Ttmt Escrow Issuer LLC 8.625%, 09/30/2027(c)		122	122,042
Hightower Holding LLC 6.75%, 04/15/2029(b)(c)		270	227,664
NFP Corp. 6.875%, 08/15/2028(c)		257	211,750
7.50%, 10/01/2030(c)		70	68,979

			713,521

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
Air Lease Corp. Series B 4.65%, 06/15/2026(j)	U.S.$	112	$97,538
Aircastle Ltd. 5.25%, 06/15/2026(c)(j)		97	76,763
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(b)(c)		46	39,565
CNG Holdings, Inc. 12.50%, 06/15/2024(c)		93	82,289
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(c)		81	69,574
Curo Group Holdings Corp. 7.50%, 08/01/2028(c)		177	107,379
Enova International, Inc. 8.50%, 09/01/2024(b)(c)		45	43,255
8.50%, 09/15/2025(c)		161	150,144
goeasy Ltd. 5.375%, 12/01/2024(c)		74	69,886
Lincoln Financing SARL 3.625%, 04/01/2024(c)	EUR	103	101,033
Navient Corp. 4.875%, 03/15/2028	U.S.$	45	36,924
5.50%, 01/25/2023		25	24,879

			899,229

Insurance – 0.0%
Acrisure LLC/Acrisure Finance, Inc. 6.00%, 08/01/2029(c)		242	198,866
7.00%, 11/15/2025(c)		35	33,052
AmWINS Group, Inc. 4.875%, 06/30/2029(c)		20	17,506

			249,424

Other Finance – 0.1%
Armor Holdco, Inc. 8.50%, 11/15/2029(c)		87	71,841
Coinbase Global, Inc. 3.625%, 10/01/2031(c)		116	70,630
Intrum AB 3.00%, 09/15/2027(c)	EUR	100	81,597
4.875%, 08/15/2025(c)		100	95,761

			319,829

REITs – 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(c)	U.S.$	153	131,314
5.75%, 05/15/2026(c)		51	47,803

46 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diversified Healthcare Trust 9.75%, 06/15/2025	U.S.$	45	$44,225
Iron Mountain, Inc. 4.875%, 09/15/2027(c)		3	2,753
4.875%, 09/15/2029(c)		69	59,879
5.00%, 07/15/2028(c)		53	48,382
5.25%, 03/15/2028(c)		124	114,504
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(c)		49	43,178

			492,038

			3,738,465

Utility – 0.1%
Electric – 0.1%
Calpine Corp. 5.125%, 03/15/2028(c)		28	25,011
Vistra Corp. 7.00%, 12/15/2026(c)(j)		70	65,100
8.00%, 10/15/2026(c)(j)		78	74,685

			164,796

Other Utility – 0.0%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(c)		60	57,880

			222,676

Total Corporates - Non-Investment Grade (cost $32,970,867)			28,548,227

GOVERNMENTS - TREASURIES – 3.3%
United States – 3.3%
U.S. Treasury Bonds 1.25%, 05/15/2050		14	8,697
U.S. Treasury Notes 0.625%, 08/15/2030(k)		2,130	1,752,920
1.25%, 05/31/2028(k)		4,020	3,586,594
1.625%, 08/15/2029(k)(l)		2,556	2,305,592
1.875%, 02/15/2032		678	608,155
2.375%, 05/15/2029(k)		1,524	1,440,229
2.625%, 05/31/2027(k)		4,890	4,742,439
2.875%, 05/15/2032		1,342	1,312,196
3.00%, 07/31/2024		1,232	1,221,698

Total Governments - Treasuries (cost $18,205,769)			16,978,520

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

INVESTMENT COMPANIES – 1.9%
Funds and Investment Trusts – 1.9%(m)
Consumer Discretionary Select Sector SPDR Fund(b)		7,266	$1,129,936
Financial Select Sector SPDR Fund		25,790	852,359
Health Care Select Sector SPDR Fund(b)		42,217	5,266,993
iShares 10-20 Year Treasury Bond ETF(b)		3,581	421,161
iShares Russell 2000 ETF(b)		591	108,449
iShares US Technology ETF(b)		16,853	1,411,776
ROBO Global Robotics and Automation Index ETF		14,651	687,718

Total Investment Companies (cost $10,645,662)			9,878,392

		Principal Amount (000)
CORPORATES - INVESTMENT GRADE – 1.5%
Financial Institutions – 1.0%
Banking – 0.6%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(c)	U.S.$	184	184,839
Banco Santander SA 4.175%, 03/24/2028		200	188,204
Bank of America Corp. Series Z 6.50%, 10/23/2024(b)(j)		7	7,059
Barclays PLC 1.00%, 12/31/2099(j)		200	194,242
BNP Paribas SA 7.75%, 12/31/2099(c)(j)		200	199,452
Citigroup, Inc. 3.875%, 02/18/2026(j)		50	43,423
5.95%, 01/30/2023(j)		365	361,547
Series V 4.70%, 01/30/2025(j)		47	39,798
Series Y 4.15%, 11/15/2026(j)		65	55,065
Credit Agricole SA 8.125%, 12/23/2025(c)(j)		400	409,816
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		31	30,684
Goldman Sachs Group, Inc. (The) Series O 5.30%, 11/10/2026(j)		23	22,221

48 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series P 5.00%, 11/10/2022(j)	U.S.$	185	$174,102
HSBC Holdings PLC 6.00%, 09/29/2023(c)(j)	EUR	300	301,576
Truist Financial Corp. Series Q 5.10%, 03/01/2030(j)	U.S.$	273	258,708
UBS Group AG 7.00%, 02/19/2025(c)(j)		400	402,212

			2,872,948

Brokerage – 0.0%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(j)		114	113,641

Finance – 0.1%
Aircastle Ltd. 2.85%, 01/26/2028(c)		15	12,251
4.125%, 05/01/2024		14	13,676
4.25%, 06/15/2026		2	1,842
5.00%, 04/01/2023		3	2,989
5.25%, 08/11/2025(c)		200	192,670
Aviation Capital Group LLC 1.95%, 01/30/2026(c)		4	3,453
3.50%, 11/01/2027(c)		25	21,380
4.125%, 08/01/2025(c)		39	36,466
4.875%, 10/01/2025(c)		30	28,600
5.50%, 12/15/2024(c)		67	65,691
Huarong Finance II Co., Ltd. 5.50%, 01/16/2025(c)		200	185,600

			564,618

Insurance – 0.2%
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(c)		271	313,135
MetLife Capital Trust IV 7.875%, 12/15/2037(c)		254	281,729
MetLife, Inc. 6.40%, 12/15/2036		5	5,151
Prudential Financial, Inc. 5.20%, 03/15/2044(b)		44	42,733
5.625%, 06/15/2043		126	125,574

			768,322

REITs – 0.1%
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		20	19,695

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027	U.S.$	33	$29,824
5.25%, 08/01/2026		96	92,237
Trust Fibra Uno 4.869%, 01/15/2030(c)		200	171,750
VICI Properties LP/VICI Note Co., Inc. 5.625%, 05/01/2024(c)		90	90,130
5.75%, 02/01/2027(c)		108	106,306

			509,942

			4,829,471

Industrial – 0.5%
Basic – 0.1%
ArcelorMittal SA 6.75%, 03/01/2041		54	53,081
Arconic Corp. 6.00%, 05/15/2025(c)		54	53,122
Braskem Netherlands Finance BV 4.50%, 01/31/2030(c)		200	175,750
Celanese US Holdings LLC 5.90%, 07/05/2024		33	33,266
6.05%, 03/15/2025		33	33,091
CF Industries, Inc. 4.95%, 06/01/2043		3	2,669
GUSAP III LP 4.25%, 01/21/2030(c)		200	186,065
Industrias Penoles SAB de CV 5.65%, 09/12/2049(c)		201	182,068

			719,112

Capital Goods – 0.0%
General Electric Co. Series D 5.159% (LIBOR 3 Month + 3.33%), 12/15/2022(j)(n)		122	115,384

Communications - Media – 0.1%
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(c)		56	51,246
Magallanes, Inc. 3.755%, 03/15/2027(c)		5	4,670
4.279%, 03/15/2032(c)		8	6,949
Netflix, Inc. 5.875%, 11/15/2028		168	170,171

			233,036

50 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.0%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026	U.S.$	55	$52,297

Consumer Cyclical - Automotive – 0.0%
General Motors Co. 6.25%, 10/02/2043		17	16,247
Lear Corp. 4.25%, 05/15/2029		3	2,751

			18,998

Consumer Cyclical - Other – 0.0%
MDC Holdings, Inc. 6.00%, 01/15/2043		195	160,035
Toll Brothers Finance Corp. 4.875%, 03/15/2027		3	2,817

			162,852

Consumer Cyclical - Retailers – 0.0%
Macy’s Retail Holdings LLC 5.875%, 03/15/2030(b)(c)		24	20,515
6.125%, 03/15/2032(b)(c)		21	17,666

			38,181

Consumer Non-Cyclical – 0.0%
Newell Brands, Inc. 4.10%, 04/01/2023		4	3,984

Energy – 0.1%
Apache Corp. 4.25%, 01/15/2030		50	45,181
Cenovus Energy, Inc. 5.375%, 07/15/2025		35	35,926
6.75%, 11/15/2039		4	3,859
Continental Resources, Inc./OK 5.75%, 01/15/2031(c)		82	78,377
Ecopetrol SA 4.625%, 11/02/2031		46	35,708
5.875%, 11/02/2051		39	25,838
6.875%, 04/29/2030		93	86,200
Energy Transfer LP 4.40%, 03/15/2027		12	11,624
4.95%, 05/15/2028		3	2,929
6.125%, 12/15/2045		135	129,742
Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026		3	2,924
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032		17	14,962

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Western Midstream Operating LP 3.95%, 06/01/2025	U.S.$	21	$20,094
4.30%, 02/01/2030		48	43,179
4.50%, 03/01/2028		56	52,043
4.75%, 08/15/2028		29	27,333
5.45%, 04/01/2044		19	16,681

			632,600

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(c)		3	3,078

Technology – 0.1%
Baidu, Inc. 3.075%, 04/07/2025(b)		250	240,333
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		6	5,913
Microchip Technology, Inc. 4.25%, 09/01/2025		58	57,613
Western Digital Corp. 3.10%, 02/01/2032		16	12,061
4.75%, 02/15/2026		10	9,633

			325,553

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(c)		67	64,110
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(c)		354	355,066

			419,176

			2,724,251

Utility – 0.0%
Electric – 0.0%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(c)		200	201,700

Total Corporates - Investment Grade (cost $8,209,098)			7,755,422

EMERGING MARKETS - SOVEREIGNS – 0.8%
Angola – 0.1%
Angolan Government International Bond 9.50%, 11/12/2025(c)		386	367,665
9.375%, 05/08/2048(c)		200	152,000

			519,665

52 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Argentina – 0.0%
Argentine Republic Government International Bond 0.50%, 07/09/2030	U.S.$	307	$72,648
1.00%, 07/09/2029		96	22,236
1.50%, 07/09/2035		62	13,940
3.50%, 07/09/2041		52	13,541

			122,365

Bahrain – 0.1%
Bahrain Government International Bond 7.00%, 10/12/2028(c)		200	199,912
7.375%, 05/14/2030(c)		200	200,725

			400,637

Dominican Republic – 0.1%
Dominican Republic International Bond 8.625%, 04/20/2027(c)		425	445,400

Ecuador – 0.1%
Ecuador Government International Bond Zero Coupon, 07/31/2030(c)		48	16,160
1.50%, 07/31/2040(c)		200	68,268
2.50%, 07/31/2035(c)		436	166,936
5.50%, 07/31/2030(c)		166	87,193

			338,557

El Salvador – 0.0%
El Salvador Government International Bond 5.875%, 01/30/2025(c)		9	4,770
7.625%, 02/01/2041(c)		334	111,640

			116,410

Gabon – 0.0%
Gabon Government International Bond 6.625%, 02/06/2031(c)		200	148,350

Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(c)	EUR	170	128,537
5.125%, 06/15/2025(c)		152	142,661
5.875%, 10/17/2031(c)		135	108,687
6.125%, 06/15/2033(c)	U.S.$	258	216,930

			596,815

Lebanon – 0.0%
Lebanon Government International Bond 6.60%, 11/27/2026(a)(c)(o)		189	13,147
6.65%, 04/22/2024(a)(c)(o)		45	3,187
6.85%, 03/23/2027(a)(c)(o)		46	3,171

			19,505

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Nigeria – 0.0%
Nigeria Government International Bond 7.625%, 11/28/2047(c)	U.S.$	200		$123,000

Oman – 0.1%
Oman Government International Bond 6.25%, 01/25/2031(c)		213		214,597

Pakistan – 0.0%
Pakistan Government International Bond 6.00%, 04/08/2026(c)		200		124,022

Senegal – 0.1%
Senegal Government International Bond 6.25%, 05/23/2033(c)		365		293,893

South Africa – 0.1%
Republic of South Africa Government International Bond 5.75%, 09/30/2049		247		175,061
5.875%, 09/16/2025		300		303,619

				478,680

Ukraine – 0.0%
Ukraine Government International Bond 7.75%, 09/01/2025(c)		100		24,000
7.75%, 09/01/2026(c)		285		57,713
7.75%, 09/01/2029(c)		188		38,070

				119,783

Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 09/15/2027(a)(o)		815		69,275

Total Emerging Markets - Sovereigns (cost $6,355,453)				4,130,954

BANK LOANS – 0.8%
Financial Institutions – 0.1%
Finance – 0.0%
Orbit Private Holdings I Ltd. 6.750% (LIBOR 3 Month + 4.50%), 12/11/2028(d)(p)		20		19,502

Insurance – 0.1%
Hub International Limited 5.782% (LIBOR 2 Month + 3.25%), 04/25/2025(p)		0	**	303
5.982% (LIBOR 3 Month + 3.25%), 04/25/2025(p)		121		119,118

54 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)		U.S. $ Value

Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 6.274% (LIBOR 1 Month + 3.75%), 09/03/2026(p)	U.S.$	145		$142,517

				261,938

				281,440

Industrial – 0.7%
Capital Goods – 0.1%
ACProducts Holdings, Inc. 6.500% (LIBOR 3 Month + 4.25%), 05/17/2028(p)		45		36,981
7.127% (LIBOR 3 Month + 4.25%), 05/17/2028(p)		136		110,944
Chariot Buyer LLC 6.024% (LIBOR 1 Month + 3.50%), 11/03/2028(p)		20		18,905
Granite US Holdings Corporation 6.313% (LIBOR 3 Month + 4.00%), 09/30/2026(d)(p)		162		157,141

				323,971

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 6.876% (LIBOR 1 Month + 4.50%), 10/28/2027(p)		148		138,393
Clear Channel Outdoor Holdings, Inc. 6.024% (LIBOR 3 Month + 3.50%), 08/21/2026(p)		0	**	82
6.306% (LIBOR 1 Month + 3.50%), 08/21/2026(p)		34		31,594
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 5.524% (LIBOR 1 Month + 3.00%), 05/01/2026(p)		35		34,248
Univision Communications, Inc. 5.274% (LIBOR 1 Month + 2.75%), 03/15/2024(p)		39		18,119

				222,436

Communications - Telecommunications – 0.1%
Crown Subsea Communications Holding, Inc. 7.314% (LIBOR 1 Month + 4.75%), 04/27/2027(p)		128		124,799
Intrado Corporation 6.524% (LIBOR 1 Month + 4.00%), 10/10/2024(p)		127		103,065

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Proofpoint, Inc. 9.320% (LIBOR 3 Month + 6.25%), 08/31/2029(p)	U.S.$	230	$224,250
Zacapa SARL 6.304% (SOFR 3 Month + 4.25%), 03/22/2029(p)		197	190,062

			642,176

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP 5.774% (LIBOR 1 Month + 3.25%), 04/30/2026(p)		51	49,292

Consumer Cyclical - Other – 0.0%
Caesars Resort Collection, LLC 5.274% (LIBOR 1 Month + 2.75%), 12/23/2024(p)		179	176,689

Consumer Cyclical - Retailers – 0.0%
Great Outdoors Group, LLC 6.274% (LIBOR 1 Month + 3.75%), 03/06/2028(p)		51	49,393
Restoration Hardware, Inc. 5.809% (SOFR 1 Month + 3.25%), 10/20/2028(p)		60	55,475

			104,868

Consumer Non-Cyclical – 0.1%
Kronos Acquisition Holdings, Inc. 6.820% (LIBOR 3 Month + 3.75%), 12/22/2026(p)		79	75,825
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 6.274% (LIBOR 1 Month + 3.75%), 11/16/2025(p)		96	92,584
Padagis LLC 7.043% (LIBOR 3 Month + 4.75%), 07/06/2028(d)(p)		47	43,059
PetSmart LLC 6.270% (LIBOR 1 Month + 3.75%), 02/11/2028(p)		198	193,050
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) (US Outpatient Imaging Services, Inc.) 7.563% (LIBOR 3 Month + 5.25%), 12/15/2027(p)		168	160,187

			564,705

56 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
CITGO Petroleum Corporation 8.774% (LIBOR 1 Month + 6.25%), 03/28/2024(p)	U.S.$	54	$54,019
GIP II Blue Holding, L.P. 6.750% (LIBOR 3 Month + 4.50%), 09/29/2028(p)		122	120,377
Parkway Generation, LLC 7.274% (LIBOR 1 Month + 4.75%), 02/18/2029(p)		80	77,977

			252,373

Other Industrial – 0.0%
American Tire Distributors, Inc. 9.033% (LIBOR 3 Month + 6.25%), 10/20/2028(p)		94	89,992
Dealer Tire, LLC 6.774% (LIBOR 1 Month + 4.25%), 12/12/2025(p)		39	38,649
Rockwood Service Corporation 6.743% (LIBOR 1 Month + 4.25%), 01/23/2027(d)(p)		9	8,923

			137,564

Services – 0.0%
Amentum Government Services Holdings LLC 6.524% (LIBOR 1 Month + 4.00%), 01/29/2027(p)		39	38,024
Verscend Holding Corp. 6.524% (LIBOR 1 Month + 4.00%), 08/27/2025(p)		88	86,975

			124,999

Technology – 0.2%
Ascend Learning, LLC 8.274% (LIBOR 1 Month + 5.75%), 12/10/2029(p)		60	53,760
Banff Guarantor, Inc. 7.872% (LIBOR 1 Month + 5.50%), 02/27/2026(d)(p)		40	38,200
Boxer Parent Company, Inc. 6.274% (LIBOR 1 Month + 3.75%), 10/02/2025(p)		163	156,699
Endurance International Group Holdings, Inc. 5.873% (LIBOR 1 Month + 3.50%), 02/10/2028(p)		176	164,633
FINThrive Software Intermediate Holdings, Inc. 9.274% (LIBOR 1 Month + 6.75%), 12/17/2029(p)		40	35,260

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Loyalty Ventures, Inc. 7.024% (LIBOR 1 Month + 4.50%), 11/03/2027(p)	U.S.$	150	$108,454
Peraton Corp. 6.274% (LIBOR 1 Month + 3.75%), 02/01/2028(p)		64	62,373
Presidio Holdings, Inc. 6.030% (LIBOR 1 Month + 3.50%), 01/22/2027(p)		2	1,871
6.310% (LIBOR 3 Month + 3.50%), 01/22/2027(p)		40	39,791
Veritas US Inc. 7.250% (LIBOR 3 Month + 5.00%), 09/01/2025(p)		220	174,606

			835,647

			3,434,720

Utility – 0.0%
Electric – 0.0%
Granite Generation LLC 6.000% (LIBOR 3 Month + 3.75%), 11/09/2026(p)		34	32,223
6.274% (LIBOR 1 Month + 3.75%), 11/09/2026(p)		169	160,992

			193,215

Total Bank Loans (cost $4,137,105)			3,909,375

EMERGING MARKETS - CORPORATE BONDS – 0.7%
Industrial – 0.6%
Basic – 0.2%
Braskem Idesa SAPI 7.45%, 11/15/2029(c)		200	172,375
CSN Inova Ventures 6.75%, 01/28/2028(c)		219	206,813
Eldorado Gold Corp. 6.25%, 09/01/2029(b)(c)		46	36,785
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(b)(c)		250	239,875
Stillwater Mining Co. 4.50%, 11/16/2029(c)		200	163,100
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(c)		201	173,614
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		34	29,448

			1,022,010

58 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Cemex SAB de CV 5.125%, 06/08/2026(c)(j)	U.S.$	200	$165,750
7.375%, 06/05/2027(c)		300	303,000
Embraer Netherlands Finance BV 5.40%, 02/01/2027		90	86,698
6.95%, 01/17/2028(c)		200	199,038
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		127	825

			755,311

Communications - Telecommunications – 0.0%
C&W Senior Financing DAC 6.875%, 09/15/2027(c)		200	177,436
Digicel Group Holdings Ltd. 7.00%, 09/16/2022(f)(g)(j)		9	3,893

			181,329

Consumer Cyclical - Other – 0.1%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(c)		200	129,000
Wynn Macau Ltd. 5.50%, 10/01/2027(c)		214	154,080

			283,080

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(e)(f)		40	9
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(e)(f)(g)		28	2

			11

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(c)		210	191,271
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(c)		13	11,976
Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027		200	175,225
5.125%, 05/09/2029(b)		200	173,725
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(a)(f)(g)(o)		5	1
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(a)(d)(e)(f)(h)		434	43

			552,241

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Leviathan Bond Ltd. 5.75%, 06/30/2023(c)	U.S.$	18	$17,891
6.50%, 06/30/2027(c)		109	105,916
Peru LNG SRL 5.375%, 03/22/2030(c)		217	183,365

			307,172

Technology – 0.0%
CA Magnum Holdings 5.375%, 10/31/2026(c)		200	179,000

			3,280,154

Utility – 0.1%
Electric – 0.1%
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(c)		200	210,150
Investment Energy Resources Ltd. 6.25%, 04/26/2029(c)		270	241,988
Terraform Global Operating LLC 6.125%, 03/01/2026(f)		12	11,504

			463,642

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(c)(g)		116	2,986

Total Emerging Markets - Corporate Bonds (cost $4,405,499)			3,746,782

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.6%
Risk Share Floating Rate – 0.6%
Bellemeade Re Ltd. Series 2018-3A, Class M2 5.194% (LIBOR 1 Month + 2.75%), 10/25/2028(c)(n)		150	147,241
Series 2019-3A, Class M1C 4.394% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(n)		164	162,672
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 6.794% (LIBOR 1 Month + 4.35%), 04/25/2031(c)(n)		51	50,638
Eagle Re Ltd. Series 2018-1, Class M2 5.444% (LIBOR 1 Month + 3.00%), 11/25/2028(c)(n)		150	149,532

60 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class B 11.244% (LIBOR 1 Month + 8.80%), 03/25/2028(n)	U.S.$	790	$797,132
Series 2016-HQA3, Class M3 6.294% (LIBOR 1 Month + 3.85%), 03/25/2029(n)		237	241,347
Series 2019-DNA3, Class M2 4.494% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(n)		11	10,900
Series 2020-DNA1, Class M2 4.144% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(n)		75	74,225
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 6.444% (LIBOR 1 Month + 4.00%), 05/25/2025(n)		53	53,892
Series 2015-C03, Class 1M2 7.444% (LIBOR 1 Month + 5.00%), 07/25/2025(n)		3	2,723
Series 2015-C04, Class 2M2 7.994% (LIBOR 1 Month + 5.55%), 04/25/2028(n)		119	123,040
Series 2016-C01, Class 2M2 9.394% (LIBOR 1 Month + 6.95%), 08/25/2028(n)		59	61,636
Series 2016-C04, Class 1B 12.694% (LIBOR 1 Month + 10.25%), 01/25/2029(n)		197	211,382
Series 2017-C01, Class 1B1 8.194% (LIBOR 1 Month + 5.75%), 07/25/2029(n)		27	29,281
Series 2017-C03, Class 1B1 7.294% (LIBOR 1 Month + 4.85%), 10/25/2029(n)		27	28,272
Series 2017-C05, Class 1B1 6.044% (LIBOR 1 Month + 3.60%), 01/25/2030(n)		27	27,659
Series 2017-C06, Class 1B1 6.594% (LIBOR 1 Month + 4.15%), 02/25/2030(n)		143	147,036
Series 2018-C01, Class 1B1 5.994% (LIBOR 1 Month + 3.55%), 07/25/2030(n)		107	108,801

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Re Ltd. Series 2018-1, Class M2 5.444% (LIBOR 1 Month + 3.00%), 10/25/2028(c)(n)	U.S.$	235	$233,396
Traingle Re Ltd. Series 2020-1, Class M2 8.044% (LIBOR 1 Month + 5.60%), 10/25/2030(c)(n)		150	151,834

			2,812,639

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.799%, 05/28/2035		87	79,153

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/2036		9	5,357
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		9	4,536

			9,893

Total Collateralized Mortgage Obligations (cost $2,929,666)			2,901,685

COLLATERALIZED LOAN OBLIGATIONS – 0.5%
CLO - Floating Rate – 0.5%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 4.74% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(n)		270	252,501
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 9.04% (LIBOR 3 Month + 6.30%), 07/18/2030(c)(n)		250	225,860
Dryden 78 CLO Ltd. Series 2020-78A, Class C 4.69% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(n)		250	235,032
Dryden 98 CLO Ltd. Series 2022-98A, Class E 7.304% (SOFR + 6.40%), 04/20/2035(c)(n)		250	225,369
Elmwood CLO VIII Ltd. Series 2021-1A, Class E1 8.71% (LIBOR 3 Month + 6.00%), 01/20/2034(c)(n)		150	137,394

62 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Elmwood CLO XII Ltd. Series 2021-5A, Class E 9.06% (LIBOR 3 Month + 6.35%), 01/20/2035(c)(n)	U.S.$	250	$228,524
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 5.883% (LIBOR 3 Month + 3.10%), 01/24/2033(c)(n)		263	246,158
Rad CLO 11 Ltd. Series 2021-11A, Class E 8.762% (LIBOR 3 Month + 6.25%), 04/15/2034(c)(n)		250	229,041
Regatta XIX Funding Ltd. Series 2022-1A, Class E 7.959% (SOFR + 6.88%), 04/20/2035(c)(n)		250	227,412
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 5.362% (LIBOR 3 Month + 2.85%), 10/15/2029(c)(n)		306	293,112
Trimaran Cavu Ltd. Series 2019-1A, Class E 9.75% (LIBOR 3 Month + 7.04%), 07/20/2032(c)(n)		250	216,903
Voya CLO Ltd. Series 2019-1A, Class DR 5.362% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(n)		109	97,561

Total Collateralized Loan Obligations (cost $2,840,217)			2,614,867

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Mexico – 0.1%
Petroleos Mexicanos 6.49%, 01/23/2027		51	45,186
6.50%, 01/23/2029(b)		41	33,944
6.75%, 09/21/2047		182	114,278
6.95%, 01/28/2060		31	19,297

			212,705

Ukraine – 0.0%
State Agency of Roads of Ukraine 6.25%, 06/24/2030(f)		324	56,457

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.0%
DP World Crescent Ltd. 3.875%, 07/18/2029(c)	U.S.$	220	$211,200

Total Quasi-Sovereigns (cost $776,119)			480,362

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Colombia – 0.0%
Colombia Government International Bond 5.625%, 02/26/2044		200	144,788

Mexico – 0.1%
Mexico Government International Bond 2.659%, 05/24/2031		238	196,945

Total Governments - Sovereign Bonds (cost $383,894)			341,733

		Shares
PREFERRED STOCKS – 0.1%
Industrials – 0.1%
Auto Components – 0.0%
Energy Technology 0.00%(a)(d)(e)		117	88,335

Energy Equipment & Services – 0.0%
Gulfport Energy Corp. 10.00%(a)(d)		10	67,000

Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%		3,350	93,197

			248,532

Consumer Discretionary – 0.0%
Household Durables – 0.0%
Hovnanian Enterprises, Inc. 7.625%		1,190	24,276

Total Preferred Stocks (cost $193,246)			272,808

64 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.0%
Non-Agency Floating Rate CMBS – 0.0%
DBWF Mortgage Trust Series 2018-GLKS, Class E 5.384% (LIBOR 1 Month + 3.02%), 12/19/2030(c)(n)	U.S.$	100	$94,500
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 7.391% (LIBOR 1 Month + 5.00%), 05/15/2036(c)(n)		39	30,523

			125,023

Non-Agency Fixed Rate CMBS – 0.0%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.631%, 07/10/2047(c)		35	32,730
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.226%, 01/10/2047(c)		28	11,657
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.049%, 01/15/2047(c)		71	66,624

			111,011

Total Commercial Mortgage-Backed Securities (cost $259,511)			236,034

EMERGING MARKETS - TREASURIES – 0.0%
Russia – 0.0%
Russian Federal Bond – OFZ Series 6212 7.05%, 01/19/2028(d) (cost $355,236)	RUB	23,770	116,122

		Shares
WARRANTS – 0.0%
Industrials – 0.0%
Construction & Engineering – 0.0%
Willscot Corp., expiring 11/29/2022(a)(d)(e)		1,913	47,349

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Battalion Oil Corp., expiring 10/08/2022(d)(e)		8	– 0	–
Battalion Oil Corp., expiring 10/08/2022(d)(e)		6	– 0	–
Battalion Oil Corp., expiring 10/08/2022(b)(d)(e)		10	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022		4,816	144

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Shares		U.S. $ Value

SandRidge Energy, Inc., B-CW22, expiring 10/04/2022		2,024		$3

				147

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp., expiring 12/15/2022		4,686		94

Diversified – 0.0%
Special Purpose Acquisition Company – 0.0%
CWT Travel Holdings, Inc., A-CW26, expiring 11/19/2026(d)(e)		1,052		16
CWT Travel Holdings, Inc., B-CW28, expiring 11/19/2028(d)(e)		1,108		20

				36

Total Warrants (cost $15,546)				47,626

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.0%
Other ABS - Fixed Rate – 0.0%
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(c) (cost $8,595)	U.S.$	9		8,547

MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 2006 5.00%, 01/01/2036 (cost $85)		0	**	82

		Shares
SHORT-TERM INVESTMENTS – 14.8%
Investment Companies – 14.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.03%(m)(q)(r) (cost $75,289,117)		75,289,117		75,289,117

66 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 0.1%
United States – 0.1%
U.S. Treasury Bill Zero Coupon, 10/13/2022 (cost $732,299)	U.S.$	734	$732,191

Total Short-Term Investments (cost $76,021,416)			76,021,308

		Shares
Total Investments Before Security Lending Collateral for Securities Loaned – 96.8% (cost $497,948,930)			495,800,518

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.03%(m)(q)(r) (cost $5,351,891)		5,351,891	5,351,891

Total Investments – 97.9% (cost $503,300,821)			501,152,409
Other assets less liabilities – 2.1%			10,900,882

Net Assets – 100.0%			$512,053,291

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	136	September 2022	$11,163,166	$61,634
10 Yr Canadian Bond Futures	163	December 2022	15,462,877	(21,852)
10 Yr Japan Bond (OSE) Futures	28	September 2022	30,137,412	45,361
E-Mini Russell 2000 Futures	7	September 2022	645,610	(24,809)
Euro Buxl 30 Yr Bond Futures	49	September 2022	8,105,327	(206,183)
Euro STOXX 50 Index Futures	167	September 2022	5,907,500	(142,328)
Euro-BOBL Futures	54	September 2022	6,679,222	(53,787)
Euro-Bund Futures	92	September 2022	13,680,631	(61,773)
Euro-Schatz Futures	82	September 2022	8,950,108	(53,684)
FTSE 100 Index Futures	3	September 2022	253,977	1,023
FTSE China A50 Futures	51	September 2022	689,622	(3,904)
FTSE KLCI Futures	159	September 2022	2,644,079	11,881
FTSE/JSE Top 40 Futures	70	September 2022	2,482,995	(111,958)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 67

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Hang Seng Index Futures	14	September 2022	$1,768,038	$18,360
Long Gilt Futures	308	December 2022	38,617,762	(747,549)
MSCI Emerging Markets Futures	405	September 2022	19,883,475	(336,724)
OMXS 30 Index Futures	13	September 2022	234,024	(8,740)
S&P Mid 400 E-Mini Futures	26	September 2022	6,318,780	(224,150)
S&P TSX 60 Index Futures	4	September 2022	709,636	(21,797)
SET 50 Futures	848	September 2022	4,602,050	179,143
SPI 200 Futures	11	September 2022	1,299,870	61,164
TOPIX Index Futures	32	September 2022	4,519,273	(7,573)
U.S. Long Bond (CBT) Futures	2	December 2022	271,687	(2,847)
U.S. T-Note 2 Yr (CBT) Futures	92	December 2022	19,166,188	(35,238)
U.S. T-Note 5 Yr (CBT) Futures	200	December 2022	22,164,063	(84,553)
U.S. T-Note 10 Yr (CBT) Futures	352	December 2022	41,151,000	(338,735)
U.S. Ultra Bond (CBT) Futures	236	December 2022	35,282,000	(298,943)

Sold Contracts
10 Yr Canadian Bond Futures	16	December 2022	1,517,828	1,619
E-Mini Russell 2000 Futures	115	September 2022	12,524,075	220,571
Euro STOXX 50 Index Futures	8	September 2022	282,994	7,237
FTSE 100 Index Futures	32	September 2022	2,709,086	85,205
FTSE Taiwan Index Futures	82	September 2022	4,286,960	14,662
Long Gilt Futures	17	December 2022	2,131,500	41,143
Mexican BOLSA Index Futures	25	September 2022	556,970	46,246
MSCI EAFE Futures	1	September 2022	91,355	6,073
MSCI Emerging Markets Futures	3	September 2022	147,285	3,028
MSCI Singapore IX ETS Futures	191	September 2022	3,945,880	92,766
S&P 500 E-Mini Futures	300	September 2022	59,347,500	(94,837)
SGX Nifty 50 Futures	73	September 2022	2,556,460	11,457
SPI 200 Futures	24	September 2022	2,836,080	2,964
TOPIX Index Futures	15	September 2022	2,118,409	(16,515)
U.S. 10 Yr Ultra Futures	7	December 2022	876,313	7,811
U.S. T-Note 2 Yr (CBT) Futures	73	December 2022	15,207,953	25,004
U.S. T-Note 5 Yr (CBT) Futures	14	December 2022	1,551,484	8,404
U.S. T-Note 10 Yr (CBT) Futures	186	December 2022	21,744,563	134,071
U.S. Ultra Bond (CBT) Futures	46	December 2022	6,877,000	30,557
WIG 20 Index Futures	368	September 2022	2,395,915	268,260

				$(1,512,835)

68 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	PEN	3,599	USD	929	09/15/2022	$(4,854)
Bank of America, NA	EUR	2,232	USD	2,272	09/29/2022	24,849
Barclays Bank PLC	BRL	3,244	USD	633	09/02/2022	9,789
Barclays Bank PLC	USD	626	BRL	3,244	09/02/2022	(2,818)
Barclays Bank PLC	CLP	2,816,845	USD	2,935	09/15/2022	(200,509)
Barclays Bank PLC	PEN	6,723	USD	1,742	09/15/2022	(3,402)
Barclays Bank PLC	USD	1,183	COP	5,143,854	09/15/2022	(24,257)
Barclays Bank PLC	USD	2,741	PEN	10,669	09/15/2022	28,417
Barclays Bank PLC	NOK	15,008	USD	1,559	09/21/2022	48,474
Barclays Bank PLC	NZD	1,776	USD	1,096	09/21/2022	9,911
Barclays Bank PLC	SEK	16,443	USD	1,607	09/21/2022	62,669
Barclays Bank PLC	USD	1,116	CAD	1,432	09/21/2022	(26,075)
Barclays Bank PLC	USD	3,590	GBP	3,045	09/21/2022	(51,467)
Barclays Bank PLC	INR	720	USD	9	09/28/2022	1
Barclays Bank PLC	USD	3,142	MXN	62,869	09/29/2022	(36,993)
Barclays Bank PLC	CNH	24,770	USD	3,682	10/20/2022	94,686
Barclays Bank PLC	TWD	157,587	USD	5,306	10/21/2022	107,200
Barclays Bank PLC	IDR	38,361,917	USD	2,605	10/27/2022	27,212
Barclays Bank PLC	IDR	57,273,132	USD	3,828	10/27/2022	(19,479)
Barclays Bank PLC	PHP	99,285	USD	1,775	10/27/2022	15,409
Barclays Bank PLC	USD	4,044	IDR	61,203,467	10/27/2022	67,610
Barclays Bank PLC	USD	956	IDR	14,209,018	10/27/2022	(980)
Barclays Bank PLC	USD	3,204	KRW	4,182,561	10/27/2022	(86,305)
Barclays Bank PLC	MYR	20,621	USD	4,632	12/15/2022	26,972
Barclays Bank PLC	MYR	11,433	USD	2,551	12/15/2022	(2,238)
Barclays Bank PLC	USD	6,519	MYR	28,819	12/15/2022	(82,683)
BNP Paribas SA	USD	536	COP	2,444,681	09/15/2022	14,653
Citibank, NA	KRW	5,300,392	USD	4,040	10/27/2022	89,410
Citibank, NA	USD	1,735	PHP	98,743	10/27/2022	14,878
Credit Suisse International	CZK	36,481	USD	1,487	09/09/2022	(7,282)
Credit Suisse International	PLN	7,320	USD	1,514	09/09/2022	(41,599)
Credit Suisse International	USD	2,406	HUF	985,776	09/09/2022	63,186
Credit Suisse International	USD	707	HUF	272,548	09/09/2022	(24,334)
Credit Suisse International	PEN	4,982	USD	1,294	09/15/2022	462
Credit Suisse International	USD	714	CLP	630,941	09/15/2022	(11,778)
Credit Suisse International	EUR	2,394	USD	2,477	09/21/2022	68,349
Credit Suisse International	NOK	8,067	USD	850	09/21/2022	37,941
Credit Suisse International	USD	1,085	AUD	1,576	09/21/2022	(6,250)
Credit Suisse International	USD	779	NZD	1,265	09/21/2022	(4,463)
Credit Suisse International	USD	2,678	INR	213,693	09/28/2022	3,658
Credit Suisse International	MXN	32,408	USD	1,564	09/29/2022	(36,079)
Credit Suisse International	TWD	28,388	USD	934	10/21/2022	(2,426)
Credit Suisse International	USD	1,122	KRW	1,468,504	10/27/2022	(27,123)
Deutsche Bank AG	BRL	19,750	USD	3,813	09/02/2022	17,152
Deutsche Bank AG	USD	3,651	BRL	19,750	09/02/2022	145,539
Deutsche Bank AG	HUF	330,234	USD	861	09/09/2022	33,902
Deutsche Bank AG	USD	675	CZK	16,325	09/09/2022	(5,763)
Deutsche Bank AG	USD	731	PLN	3,397	09/09/2022	(8,518)
Deutsche Bank AG	USD	580	COP	2,525,098	09/15/2022	(11,223)
Deutsche Bank AG	GBP	1,925	USD	2,257	09/21/2022	18,884

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 69

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	9	INR	720	09/28/2022	$	– 0	–
Deutsche Bank AG	USD	1,989	INR	158,535	09/28/2022	(29)
Deutsche Bank AG	EUR	826	USD	826	09/29/2022	(5,435)
Deutsche Bank AG	USD	749	MXN	15,661	09/29/2022	24,736
Deutsche Bank AG	CNH	16,045	USD	2,369	10/20/2022	44,794
Deutsche Bank AG	USD	3,431	CNH	23,068	10/20/2022	(89,843)
Deutsche Bank AG	USD	794	IDR	12,058,281	10/27/2022	16,306
Deutsche Bank AG	THB	171,026	USD	4,846	11/10/2022	134,955
Goldman Sachs Bank USA	BRL	2,712	USD	512	09/02/2022	(9,189)
Goldman Sachs Bank USA	USD	524	BRL	2,712	09/02/2022	(2,355)
Goldman Sachs Bank USA	USD	1,135	HUF	449,387	09/09/2022	(9,781)
Goldman Sachs Bank USA	USD	2,872	PLN	13,644	09/09/2022	28,636
Goldman Sachs Bank USA	CHF	3,661	USD	3,877	09/21/2022	125,545
Goldman Sachs Bank USA	USD	2,855	NZD	4,486	09/21/2022	(111,060)
Goldman Sachs Bank USA	USD	1,359	EUR	1,333	09/29/2022	(16,953)
Goldman Sachs Bank USA	USD	822	MXN	16,948	09/29/2022	14,511
Goldman Sachs Bank USA	CNH	18,384	USD	2,723	10/20/2022	60,471
Goldman Sachs Bank USA	USD	205	TWD	6,089	10/21/2022	(3,998)
HSBC Bank USA	USD	2,343	TWD	69,740	10/21/2022	(42,470)
HSBC Bank USA	KRW	1,538,577	USD	1,183	10/27/2022	36,643
JPMorgan Chase Bank, NA	CZK	30,961	USD	1,274	09/09/2022	6,073
JPMorgan Chase Bank, NA	CZK	63,553	USD	2,596	09/09/2022	(8,026)
JPMorgan Chase Bank, NA	PLN	3,284	USD	695	09/09/2022	(2,722)
JPMorgan Chase Bank, NA	USD	741	PLN	3,426	09/09/2022	(12,213)
JPMorgan Chase Bank, NA	USD	1,592	CLP	1,631,480	09/15/2022	223,376
JPMorgan Chase Bank, NA	USD	877	CLP	779,427	09/15/2022	(9,439)
JPMorgan Chase Bank, NA	USD	714	PEN	2,789	09/15/2022	10,012
JPMorgan Chase Bank, NA	AUD	2,299	USD	1,613	09/21/2022	39,495
JPMorgan Chase Bank, NA	CAD	7,046	USD	5,428	09/21/2022	63,617
JPMorgan Chase Bank, NA	CHF	968	USD	1,021	09/21/2022	29,637
JPMorgan Chase Bank, NA	EUR	1,333	USD	1,358	09/21/2022	16,114
JPMorgan Chase Bank, NA	GBP	1,553	USD	1,879	09/21/2022	75,153
JPMorgan Chase Bank, NA	NOK	16,157	USD	1,688	09/21/2022	61,588
JPMorgan Chase Bank, NA	SEK	33,731	USD	3,300	09/21/2022	133,135
JPMorgan Chase Bank, NA	USD	2,730	CAD	3,498	09/21/2022	(67,067)
JPMorgan Chase Bank, NA	USD	2,245	EUR	2,200	09/21/2022	(30,901)
JPMorgan Chase Bank, NA	USD	3,594	JPY	478,689	09/21/2022	(143,512)
JPMorgan Chase Bank, NA	USD	828	NOK	8,008	09/21/2022	(22,057)
JPMorgan Chase Bank, NA	USD	2,080	SEK	21,480	09/21/2022	(62,910)
JPMorgan Chase Bank, NA	EUR	2,010	USD	2,048	09/29/2022	24,185
JPMorgan Chase Bank, NA	MXN	24,496	USD	1,219	09/29/2022	8,930
JPMorgan Chase Bank, NA	ZAR	40,106	USD	2,394	10/13/2022	61,619
JPMorgan Chase Bank, NA	USD	2,733	TWD	81,463	10/21/2022	(45,456)
JPMorgan Chase Bank, NA	CAD	3,806	USD	2,939	10/27/2022	42,376
JPMorgan Chase Bank, NA	IDR	6,770,276	USD	458	10/27/2022	2,683
JPMorgan Chase Bank, NA	KRW	1,459,377	USD	1,115	10/27/2022	26,912
JPMorgan Chase Bank, NA	USD	1,916	IDR	29,023,981	10/27/2022	34,455
Morgan Stanley Capital Services, Inc.	BRL	13,793	USD	2,744	09/02/2022	92,509
Morgan Stanley Capital Services, Inc.	USD	2,663	BRL	13,793	09/02/2022	(11,979)

70 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	756	CHF	721	09/08/2022	$(18,064)
Morgan Stanley Capital Services, Inc.	USD	663	JPY	90,644	09/08/2022	(9,977)
Morgan Stanley Capital Services, Inc.	EUR	1,313	USD	1,315	09/21/2022	(6,646)
Morgan Stanley Capital Services, Inc.	USD	2,459	CAD	3,199	09/21/2022	(22,972)
Morgan Stanley Capital Services, Inc.	NOK	7,358	USD	757	09/22/2022	16,719
Morgan Stanley Capital Services, Inc.	USD	2,722	BRL	13,793	10/04/2022	(91,462)
Morgan Stanley Capital Services, Inc.	AUD	1,001	USD	691	10/20/2022	5,901
Morgan Stanley Capital Services, Inc.	USD	576	CNH	3,985	10/20/2022	1,282
Morgan Stanley Capital Services, Inc.	GBP	783	USD	930	11/17/2022	19,088
Morgan Stanley Capital Services, Inc.	USD	729	MYR	3,237	12/15/2022	(6,138)
State Street Bank & Trust Co.	JPY	54,094	USD	404	09/08/2022	14,218
State Street Bank & Trust Co.	NOK	202	USD	21	09/21/2022	485
State Street Bank & Trust Co.	USD	211	EUR	205	09/21/2022	(4,416)
State Street Bank & Trust Co.	USD	486	JPY	64,713	09/21/2022	(19,308)
State Street Bank & Trust Co.	SEK	29,724	USD	2,925	09/22/2022	134,248
State Street Bank & Trust Co.	USD	127	SEK	1,336	09/22/2022	(1,699)
State Street Bank & Trust Co.	EUR	296	USD	304	09/29/2022	5,819
State Street Bank & Trust Co.	USD	757	EUR	744	09/29/2022	(7,494)
State Street Bank & Trust Co.	USD	426	AUD	611	10/20/2022	(7,139)
State Street Bank & Trust Co.	CAD	401	USD	311	10/27/2022	5,582
State Street Bank & Trust Co.	USD	309	CAD	399	10/27/2022	(5,410)
State Street Bank & Trust Co.	USD	789	THB	27,814	11/10/2022	(23,131)
State Street Bank & Trust Co.	USD	97	GBP	82	11/17/2022	(1,233)

						$1,011,639

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 71

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
CNY	36,260	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly	$58,363	$	– 0	–	$58,363
CNY	107,914	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly	191,627		– 0	–	191,627
CNY	109,516	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly	202,817		– 0	–	202,817
CHF	1,570	09/21/2031	1 Day SARON	(0.192)%	Annual	(244,265)		(24,379)		(219,886)
CHF	590	11/19/2031	1 Day SARON	0.100%	Annual	(78,357)		– 0	–	(78,357)
NZD	50	12/08/2031	3 Month BKBM	2.513%	Quarterly/ Semi-Annual	(3,773)		– 0	–	(3,773)
NZD	890	01/14/2032	3 Month BKBM	2.755%	Quarterly/ Semi-Annual	(57,742)		– 0	–	(57,742)
NZD	1,280	03/04/2032	3 Month BKBM	3.050%	Quarterly/ Semi-Annual	(57,963)		– 0	–	(57,963)
NOK	9,340	05/10/2032	6 Month NIBOR	3.140%	Semi-Annual/ Annual	(26,167)		– 0	–	(26,167)
NOK	7,720	05/25/2032	6 Month NIBOR	2.913%	Semi-Annual/ Annual	(36,171)		– 0	–	(36,171)
NOK	5,000	06/15/2032	6 Month NIBOR	3.335%	Semi-Annual/ Annual	(6,163)		– 0	–	(6,163)
NZD	1,100	07/21/2032	3 Month BKBM	3.973%	Quarterly/ Semi-Annual	(7,290)		– 0	–	(7,290)
NZD	900	08/22/2032	3 Month BKBM	3.721%	Quarterly/ Semi-Annual	(17,789)		– 0	–	(17,789)
CHF	480	08/22/2032	1 Day SARON	1.365%	Annual	(15,295)		– 0	–	(15,295)
SEK	60	08/22/2032	2.370%	3 Month STIBOR	Annual/ Quarterly	217		– 0	–	217

						$(97,951)		$(24,379)		$(73,572)

72 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	5.00%	Quarterly	5.32%	USD	11,722	$(26,998)	$239,288	$(266,286)
iTraxx Xover Series 37, 5 Year Index, 06/20/2027*	5.00	Quarterly	5.91	EUR	3,070	(72,442)	189,939	(262,381)
Republic of South Africa, 5.875%, 09/16/2025, 06/20/2027*	1.00	Quarterly	2.83	USD	300	(22,294)	(14,290)	(8,004)

						$(121,734)	$414,937	$(536,671)

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	7.50%	USD	667	$279,161	$207,731	$71,430
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	696	151,149	112,017	39,132

Sale Contracts
Citigroup Global Markets, Inc
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	20	(8,391)	(9,505)	1,114
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	343	(143,530)	(56,492)	(87,038)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,279	(701,483)	(303,991)	(397,492)
Deutsche Bank AG
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	1,022	(427,617)	(171,894)	(255,723)
Goldman Sachs International
Avis Budget Group, Inc., 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.86	USD	50	2,360	840	1,520
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	4	(1,614)	(1,826)	212
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	4	(1,614)	(1,826)	212
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	24	(10,004)	(10,453)	449
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	8	(3,227)	(3,573)	346

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 73

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread August 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	7.50%	USD	24	$(10,005)	$(9,662)	$(343)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	23	(9,682)	(9,296)	(386)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	25	(10,327)	(9,857)	(470)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	25	(10,650)	(10,105)	(545)

						$(905,474)	$(277,892)	$(627,582)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABEULV	ESTR Plus 0.15%	Quarterly	EUR	350	05/15/2023	$(22,408)
MLABEULV	ESTR Plus 0.15%	Quarterly	EUR	153	05/15/2023	(8,863)
MLABUSCU	OBFR Plus 0.25%	Quarterly	USD	1,062	11/15/2022	(99,393)
MLABUSCU	OBFR Plus 0.25%	Quarterly	USD	769	11/15/2022	(68,360)
MLABUSCU	OBFR Plus 0.25%	Quarterly	USD	749	11/15/2022	(67,524)
MLABUSCU	OBFR Plus 0.25%	Maturity	USD	662	11/15/2022	(57,134)
MLABUSLV	OBFR Plus 0.25%	Quarterly	USD	351	11/15/2022	(27,815)
MLABUSLV	OBFR Plus 0.25%	Quarterly	USD	584	04/17/2023	7,027
MLABUSLV	OBFR Plus 0.25%	Quarterly	USD	420	04/17/2023	(32,488)
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	SOFR Plus 0.24%	Annual	USD	92,807	11/01/2022	(1,768,080)
Citibank, NA
CGABROEG	FedFundEffective Plus 0.35%	Quarterly	USD	1,352	12/15/2022	57,798
CGABROEG	FedFundEffective Plus 0.35%	Quarterly	USD	1,054	12/15/2022	45,162
CGABROEG	FedFundEffective Plus 0.35%	Quarterly	USD	637	12/15/2022	(58,336)
CGABROEG	FedFundEffective Plus 0.35%	Quarterly	USD	501	12/15/2022	(26,750)
CGABROEG	FedFundEffective Plus 0.35%	Quarterly	USD	180	12/15/2022	7,677

74 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Electricite de France SA	ESTR Plus 0.35%	Monthly	EUR	372		07/15/2025	$5,632
Electricite de France SA	ESTR Plus 0.35%	Monthly	EUR	281		07/15/2025	3,664
Electricite de France SA	ESTR Plus 0.35%	Monthly	EUR	189		07/15/2025	3,122
Electricite de France SA	ESTR Plus 0.35%	Monthly	EUR	188		07/15/2025	2,928
GSABVISP	SOFR Plus 0.40%	Quarterly	USD	798		08/15/2023	(49,055)
GSABVISP	SOFR Plus 0.40%	Quarterly	USD	787		08/15/2023	(42,164)
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 TRI	3 Month EURIBOR	Maturity	EUR	478		09/20/2022	(32,157)
JPMorgan Chase Bank, NA
Avast PLC	SONIA Plus 0.35%	Monthly	GBP	1,798		08/14/2023	208,806
ContourGlobal PLC	SONIA Plus 0.35%	Monthly	GBP	16		08/14/2023	456
ContourGlobal PLC	SONIA Plus 0.35%	Monthly	GBP	14		08/14/2023	489
ContourGlobal PLC	SONIA Plus 0.35%	Monthly	GBP	10		08/14/2023	256
ContourGlobal PLC	SONIA Plus 0.35%	Monthly	GBP	6		08/14/2023	163
ContourGlobal PLC	SONIA Plus 0.35%	Monthly	GBP	3		08/14/2023	96
ContourGlobal PLC	SONIA Plus 0.35%	Monthly	GBP	3		08/14/2023	78
ContourGlobal PLC	SONIA Plus 0.35%	Monthly	GBP	2		08/14/2023	62
HomeServe PLC	SONIA Plus 0.35%	Monthly	GBP	368		08/14/2023	8,621
HomeServe PLC	SONIA Plus 0.35%	Monthly	GBP	185		08/14/2023	4,688
HomeServe PLC	SONIA Plus 0.35%	Monthly	GBP	141		08/14/2023	3,180
HomeServe PLC	SONIA Plus 0.35%	Monthly	GBP	94		08/14/2023	1,716
HomeServe PLC	SONIA Plus 0.35%	Monthly	GBP	88		08/14/2023	2,070
HomeServe PLC	SONIA Plus 0.35%	Monthly	GBP	0	***	08/14/2023	4
JPABJVAL(1)	TONAR Plus 0.18%	Quarterly	JPY	110,735		11/15/2022	1,692
JPABJVAL(2)	TONAR Plus 0.18%	Quarterly	JPY	77,688		11/15/2022	936

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 75

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
JPABJVAL(3)	TONAR Plus 0.18%	Maturity	JPY	76,916	11/15/2022	$(2,155)
JPABJVAL(4)	TONAR Plus 0.18%	Quarterly	JPY	32,777	11/15/2022	407
Merrill Lynch International
Bloomberg Commodity Index	0.00%	Annual	USD	2,628	09/15/2022	(58,372)
Morgan Stanley Capital Services LLC
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	143	10/18/2023	36,510
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	62	10/18/2023	15,994
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	37	10/18/2023	9,258
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	29	10/18/2023	7,169
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	11	10/18/2023	2,746
Bloomberg Commodity Index	0.14%	Annual	USD	33,311	09/15/2022	(2,078,449)
Brewin Dolphin Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	23	10/18/2023	241
Brewin Dolphin Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	16	10/18/2023	126
Brewin Dolphin Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	15	10/18/2023	138
Brewin Dolphin Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	12	10/18/2023	97
Brewin Dolphin Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	8	10/18/2023	62
Brewin Dolphin Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	5	10/18/2023	39
Brewin Dolphin Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	4	10/18/2023	14
Brewin Dolphin Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	2	10/18/2023	19
Brewin Dolphin Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	0	***	10/18/2023	– 0	–
KOSPI 200 Futures	0.00%	Monthly	KRW	1,284,000	09/08/2022	(25,772)
KOSPI 200 Futures	0.00%	Monthly	KRW	882,750	09/08/2022	(24,251)
KOSPI 200 Futures	0.00%	Monthly	KRW	802,500	09/08/2022	(9,931)
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	197	10/18/2023	19,389
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	182	10/18/2023	19,351
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	179	10/18/2023	14,687
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	178	10/18/2023	14,751
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	174	10/18/2023	14,299

76 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	106	10/18/2023	$11,394
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	86	10/18/2023	7,858
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	83	10/18/2023	6,970
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	78	10/18/2023	6,704
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	74	10/18/2023	5,701
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	62	10/18/2023	4,872
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	4	10/18/2023	273
Micro Focus International PLC	SONIA Plus 0.54%	Monthly	GBP	165	10/18/2023	1,126
Swiss Market Index Futures	0.00%	Monthly	CHF	957	09/16/2022	(43,446)
Swiss Market Index Futures	0.00%	Monthly	CHF	319	09/16/2022	(15,127)
Swiss Market Index Futures	0.00%	Monthly	CHF	106	09/16/2022	(4,329)
UBS AG
Russell 2000 Total Return Index	OBFR Plus 0.05%	Quarterly	USD	6,267	06/15/2023	410,734

Pay Total Return on Reference Obligation
Goldman Sachs International
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	334	07/15/2025	38,140
Columbia Banking System Inc.	SOFR Minus 0.32%	Montwhly	USD	194	07/15/2025	45,234
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	194	07/15/2025	42,543
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	151	07/15/2025	33,474
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	145	07/15/2025	30,264
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	140	07/15/2025	21,460
Columbia Banking System Inc.	SOFR Minus 0.35%	Monthly	USD	132	07/15/2025	10,783
Columbia Banking System Inc.	SOFR Minus 0.34%	Monthly	USD	130	07/15/2025	13,335
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	120	07/15/2025	28,191
Columbia Banking System Inc.	SOFR Minus 0.34%	Monthly	USD	101	07/15/2025	15,068
Columbia Banking System Inc.	SOFR Minus 0.31%	Monthly	USD	81	07/15/2025	2,533
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	78	07/15/2025	13,326

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 77

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	63		07/15/2025	$(21,218)
Columbia Banking System Inc.	SOFR Minus 0.35%	Monthly	USD	58		07/15/2025	6,895
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	57		07/15/2025	12,030
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	48		07/15/2025	6,754
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	37		07/15/2025	8,008
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	25		07/15/2025	5,146
Columbia Banking System Inc.	SOFR Minus 0.33%	Monthly	USD	19		07/15/2025	3,267
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	14		07/15/2025	273
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	6		07/15/2025	1,531
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	5		07/15/2025	1,175
Columbia Banking System Inc.	SOFR Minus 0.35%	Monthly	USD	1		07/15/2025	85
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	1		07/15/2025	170
Columbia Banking System Inc.	SOFR Minus 0.33%	Monthly	USD	1		07/15/2025	138
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	1		07/15/2025	154
Columbia Banking System Inc.	SOFR Minus 0.32%	Monthly	USD	0	***	07/15/2025	48
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	379		01/05/2023	113,600
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	362		01/05/2023	105,619
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	281		01/05/2023	73,268
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	248		01/05/2023	63,527
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	168		01/05/2023	51,085
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	120		01/05/2023	28,224
New York Community Bancorp, Inc.	SOFR Minus 0.07%	Monthly	USD	109		01/05/2023	29,015
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	16		01/05/2023	3,873
New York Community Bancorp, Inc.	SOFR Minus 0.31%	Monthly	USD	153		07/15/2025	(5,562)
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	88		07/15/2025	20,312
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	57		07/15/2025	19,419

78 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
New York Community Bancorp, Inc.	SOFR Minus 0.31%	Monthly	USD	49		07/15/2025	$(31)
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	43		07/15/2025	15,292
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	37		07/15/2025	13,458
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	26		07/15/2025	(672)
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	3		07/15/2025	(68)
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	0	***	07/15/2025	159
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	0	***	07/15/2025	(1)
TELUS Corp.	CDOR Plus 1.10%	Monthly	CAD	181		07/15/2025	(2,904)
TELUS Corp.	CDOR Plus 1.10%	Monthly	CAD	104		07/15/2025	(2,452)
TELUS Corp.	CDOR Plus 1.10%	Monthly	CAD	73		07/15/2025	(1,768)
TELUS Corp.	CDOR Plus 1.11%	Monthly	CAD	63		07/15/2025	(745)
TELUS Corp.	CDOR Plus 1.10%	Monthly	CAD	62		07/15/2025	(1,287)
TELUS Corp.	CDOR Plus 1.10%	Monthly	CAD	48		07/15/2025	(920)
TELUS Corp.	CDOR Plus 1.09%	Monthly	CAD	30		07/15/2025	(493)
TELUS Corp.	CDOR Plus 1.15%	Monthly	CAD	26		07/15/2025	(476)
TELUS Corp.	CDOR Plus 1.19%	Monthly	CAD	12		07/15/2025	(213)
TELUS Corp.	CDOR Plus 1.19%	Monthly	CAD	11		07/15/2025	(171)
TELUS Corp.	CDOR Plus 1.18%	Monthly	CAD	10		07/15/2025	(189)
TELUS Corp.	CDOR Plus 1.11%	Monthly	CAD	10		07/15/2025	(157)
TELUS Corp.	CDOR Plus 1.19%	Monthly	CAD	10		07/15/2025	(183)
TELUS Corp.	CDOR Plus 1.93%	Monthly	CAD	9		07/15/2025	(114)
TELUS Corp.	CDOR Plus 1.18%	Monthly	CAD	7		07/15/2025	(72)
TELUS Corp.	CDOR Plus 1.17%	Monthly	CAD	7		07/15/2025	(113)
TELUS Corp.	CDOR Plus 1.10%	Monthly	CAD	7		07/15/2025	(132)
TELUS Corp.	CDOR Plus 1.17%	Monthly	CAD	5		07/15/2025	(73)
TELUS Corp.	CDOR Plus 0.35%	Monthly	CAD	4		07/15/2025	(77)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 79

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
TELUS Corp.	CDOR Plus 1.10%	Monthly	CAD	3		07/15/2025	$(73)
TELUS Corp.	CDOR Plus 1.18%	Monthly	CAD	2		07/15/2025	(33)
TELUS Corp.	CDOR Plus 1.19%	Monthly	CAD	2		07/15/2025	(34)
TELUS Corp.	CDOR Plus 1.17%	Monthly	CAD	1		07/15/2025	(33)
TELUS Corp.	CDOR Plus 1.94%	Monthly	CAD	0	***	07/15/2025	(5)
Unity Software Inc.	SOFR Minus 0.55%	Monthly	USD	606		07/15/2025	(133,902)
Unity Software Inc.	SOFR Minus 0.55%	Monthly	USD	492		07/15/2025	(97,172)
Unity Software Inc.	SOFR Minus 0.62%	Monthly	USD	111		07/15/2025	(16,913)
Unity Software Inc.	SOFR Minus 0.62%	Monthly	USD	72		07/15/2025	(2,891)
Unity Software Inc.	SOFR Minus 0.62%	Monthly	USD	48		07/15/2025	(8,159)
Unity Software Inc.	SOFR Minus 0.62%	Monthly	USD	42		07/15/2025	(7,038)
Unity Software Inc.	SOFR Minus 0.62%	Monthly	USD	15		07/15/2025	(2,568)
JPMorgan Chase Bank, NA
Broadcom Inc.	OBFR Minus 0.28%	Monthly	USD	338		08/14/2023	43,755
Broadcom Inc.	OBFR Minus 0.28%	Monthly	USD	230		08/14/2023	24,525
Broadcom Inc.	OBFR Minus 0.28%	Monthly	USD	210		08/14/2023	28,037
Broadcom Inc.	OBFR Minus 0.28%	Monthly	USD	123		08/14/2023	6,323
Broadcom Inc.	OBFR Minus 0.28%	Monthly	USD	103		08/14/2023	14,767
Broadcom Inc.	OBFR Minus 0.29%	Monthly	USD	58		08/14/2023	1,107
Broadcom Inc.	OBFR Minus 0.28%	Monthly	USD	11		08/14/2023	1,706
Gold Fields Ltd.	OBFR Plus 0.25%	Monthly	USD	494		08/14/2023	121,839
Gold Fields Ltd.	OBFR Plus 0.25%	Monthly	USD	351		08/14/2023	79,867
Gold Fields Ltd.	OBFR Plus 0.25%	Monthly	USD	317		08/14/2023	75,248
Gold Fields Ltd.	OBFR Plus 0.25%	Monthly	USD	167		08/14/2023	27,558
Gold Fields Ltd.	OBFR Plus 0.125%	Monthly	USD	100		08/14/2023	19,416
Gold Fields Ltd.	OBFR Plus 0.125%	Monthly	USD	93		08/14/2023	17,258

80 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Gold Fields Ltd.	OBFR Plus 1.50%	Monthly	USD	83	08/14/2023	$3,690
Gold Fields Ltd.	OBFR Plus 0.25%	Monthly	USD	71	08/14/2023	16,320
Gold Fields Ltd.	OBFR Plus 0.25%	Monthly	USD	67	08/14/2023	9,971
Gold Fields Ltd.	OBFR Plus 1.50%	Monthly	USD	62	08/14/2023	6,501
Gold Fields Ltd.	OBFR Plus 0.375%	Monthly	USD	36	08/14/2023	6,643
Gold Fields Ltd.	OBFR Plus 1.50%	Monthly	USD	28	08/14/2023	2,983
Gold Fields Ltd.	OBFR Plus 0.25%	Monthly	USD	20	08/14/2023	3,141
Gold Fields Ltd.	OBFR Plus 0.25%	Monthly	USD	7	08/14/2023	1,347
Gold Fields Ltd.	OBFR Plus 1.50%	Monthly	USD	2	08/14/2023	151
Gold Fields Ltd.	OBFR Plus 1.50%	Monthly	USD	1	08/14/2023	69
ICE U.S. Dollar Index	OBFR Minus 0.28%	Monthly	USD	64	08/14/2023	69
ICE U.S. Dollar Index	OBFR Minus 0.28%	Monthly	USD	59	08/14/2023	1,047
ICE U.S. Dollar Index	OBFR Minus 0.28%	Monthly	USD	57	08/14/2023	(1,998)
ICE U.S. Dollar Index	OBFR Minus 0.28%	Monthly	USD	56	08/14/2023	(2,101)
ICE U.S. Dollar Index	OBFR Minus 0.28%	Monthly	USD	46	08/14/2023	762
ICE U.S. Dollar Index	OBFR Minus 0.28%	Monthly	USD	37	08/14/2023	(902)
ICE U.S. Dollar Index	OBFR Minus 0.28%	Monthly	USD	33	08/14/2023	(1,451)
ICE U.S. Dollar Index	OBFR Minus 0.78%	Monthly	USD	31	08/14/2023	(9)
ICE U.S. Dollar Index	OBFR Minus 0.28%	Monthly	USD	7	08/14/2023	(165)
ICE U.S. Dollar Index	OBFR Minus 0.28%	Monthly	USD	5	08/14/2023	(120)
ICE U.S. Dollar Index	OBFR Minus 0.28%	Monthly	USD	3	08/14/2023	(146)
JPQABHYS	OBFR Minus 0.05%	Quarterly	USD	144	05/15/2023	8,863
JPQABHYS	OBFR Minus 0.05%	Quarterly	USD	110	05/15/2023	5,558
JPQABHYS	OBFR Minus 0.05%	Quarterly	USD	110	05/15/2023	5,400
JPQABHYS	OBFR Minus 0.05%	Quarterly	USD	99	05/15/2023	4,996
MasTec, Inc.	OBFR Minus 0.29%	Monthly	USD	109	08/14/2023	(20,225)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 81

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
MasTec, Inc.	OBFR Minus 0.29%	Monthly	USD	26		08/14/2023	$(2,474)
MasTec, Inc.	OBFR Minus 0.29%	Monthly	USD	23		08/14/2023	(3,509)
MasTec, Inc.	OBFR Minus 0.29%	Monthly	USD	12		08/14/2023	(1,068)
MasTec, Inc.	OBFR Minus 0.29%	Monthly	USD	4		08/14/2023	(474)
MaxLinear, Inc.	OBFR Minus 0.30%	Monthly	USD	162		08/14/2023	35,224
MaxLinear, Inc.	OBFR Minus 0.28%	Monthly	USD	43		08/14/2023	5,486
MaxLinear, Inc.	OBFR Minus 0.28%	Monthly	USD	34		08/14/2023	1,834
MaxLinear, Inc.	OBFR Minus 0.28%	Monthly	USD	30		08/14/2023	746
MaxLinear, Inc.	OBFR Minus 1.04%	Monthly	USD	21		08/14/2023	(731)
MaxLinear, Inc.	OBFR Minus 0.28%	Monthly	USD	15		08/14/2023	(157)
MaxLinear, Inc.	OBFR Minus 0.28%	Monthly	USD	14		08/14/2023	1,527
MaxLinear, Inc.	OBFR Minus 0.28%	Monthly	USD	6		08/14/2023	659
MaxLinear, Inc.	OBFR Minus 0.28%	Monthly	USD	2		08/14/2023	35
MaxLinear, Inc.	OBFR Minus 0.28%	Monthly	USD	0	***	08/14/2023	28
MaxLinear, Inc.	OBFR Minus 0.28%	Monthly	USD	0	***	08/14/2023	20
NortonLifeLock Inc.	OBFR Minus 0.30%	Monthly	USD	173		08/14/2023	44,862
PotlatchDeltic Corp.	OBFR Minus 0.28%	Monthly	USD	41		08/14/2023	4,183
PotlatchDeltic Corp.	OBFR Minus 0.28%	Monthly	USD	40		08/14/2023	(621)
PotlatchDeltic Corp.	OBFR Minus 0.28%	Monthly	USD	35		08/14/2023	(644)
PotlatchDeltic Corp.	OBFR Minus 0.28%	Monthly	USD	34		08/14/2023	(1,134)
PotlatchDeltic Corp.	OBFR Minus 0.30%	Monthly	USD	20		08/14/2023	1,385
PotlatchDeltic Corp.	OBFR Minus 0.28%	Monthly	USD	20		08/14/2023	(185)
PotlatchDeltic Corp.	OBFR Minus 0.29%	Monthly	USD	16		08/14/2023	(198)
PotlatchDeltic Corp.	OBFR Minus 1.04%	Monthly	USD	15		08/14/2023	(356)
PotlatchDeltic Corp.	OBFR Minus 0.28%	Monthly	USD	8		08/14/2023	1,115
PotlatchDeltic Corp.	OBFR Minus 0.28%	Monthly	USD	7		08/14/2023	1,001

82 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
PotlatchDeltic Corp.	OBFR Minus 0.28%	Monthly	USD	6	08/14/2023	$298
PotlatchDeltic Corp.	OBFR Minus 0.29%	Monthly	USD	3	08/14/2023	(42)
PotlatchDeltic Corp.	OBFR Minus 0.30%	Monthly	USD	1	08/14/2023	55
PotlatchDeltic Corp.	OBFR Minus 0.30%	Monthly	USD	1	08/14/2023	53
PotlatchDeltic Corp.	OBFR Minus 0.28%	Monthly	USD	1	08/14/2023	83
PotlatchDeltic Corp.	OBFR Minus 1.04%	Monthly	USD	1	08/14/2023	(12)
Prologis, Inc.	OBFR Minus 0.28%	Monthly	USD	1,395	08/14/2023	(179,067)
Prologis, Inc.	OBFR Minus 0.28%	Monthly	USD	378	08/14/2023	(41,066)
Prologis, Inc.	OBFR Minus 0.29%	Monthly	USD	86	08/14/2023	(1,405)
Prologis, Inc.	OBFR Minus 0.28%	Monthly	USD	85	08/14/2023	(5,602)
Prologis, Inc.	OBFR Minus 0.29%	Monthly	USD	66	08/14/2023	(463)
Prologis, Inc.	OBFR Minus 0.29%	Monthly	USD	41	08/14/2023	830
Prologis, Inc.	OBFR Minus 0.29%	Annual	USD	27	08/14/2023	158
Prologis, Inc.	OBFR Minus 0.29%	Monthly	USD	20	08/14/2023	257
Prologis, Inc.	OBFR Minus 0.29%	Monthly	USD	20	08/14/2023	139
Prologis, Inc.	OBFR Minus 0.29%	Monthly	USD	2	08/14/2023	16
Morgan Stanley Capital Services LLC
IBOVESPA Futures	0.00%	Monthly	BRL	6,560	10/13/2022	35,947
MSABHOWN	FedFundEffective Minus 0.22%	Quarterly	USD	604	04/17/2023	16,608
NortonLifeLock Inc.	FedFundEffective Minus 0.29%	Monthly	USD	14	10/18/2023	2,599
NortonLifeLock Inc.	FedFundEffective Minus 0.29%	Monthly	USD	6	10/18/2023	1,145
NortonLifeLock Inc.	FedFundEffective Minus 0.29%	Monthly	USD	4	10/18/2023	651
NortonLifeLock Inc.	FedFundEffective Minus 0.29%	Monthly	USD	3	10/18/2023	501
NortonLifeLock Inc.	FedFundEffective Minus 0.29%	Monthly	USD	1	10/18/2023	192
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	155	10/18/2023	(15,333)
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	102	10/18/2023	15,633
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	89	10/18/2023	(702)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 83

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	76	10/18/2023	$16,230
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	71	10/18/2023	16,788
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	71	10/18/2023	14,888
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	68	10/18/2023	4,084
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	67	10/18/2023	18,393
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	42	10/18/2023	1,043
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	40	10/18/2023	11,452
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	29	10/18/2023	5,521
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	20	10/18/2023	1,075
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	20	10/18/2023	2,883
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	19	10/18/2023	381
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	15	10/18/2023	4,423
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	14	10/18/2023	2,294
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	13	10/18/2023	1,729
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Annual	USD	13	10/18/2023	28
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	10	10/18/2023	1,498
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	9	10/18/2023	959
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	9	10/18/2023	286
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	9	10/18/2023	1,419
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	9	10/18/2023	(481)
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	8	10/18/2023	92
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	6	10/18/2023	75
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	5	10/18/2023	715
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	5	10/18/2023	784
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	4	10/18/2023	221
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	3	10/18/2023	519

84 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	2		10/18/2023	$385
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	2		10/18/2023	125
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	2		10/18/2023	544
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	2		10/18/2023	(75)
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	2		10/18/2023	261
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	2		10/18/2023	125
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	1		10/18/2023	208
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	1		10/18/2023	(23)
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	1		10/18/2023	174
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	1		10/18/2023	158
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	1		10/18/2023	83
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	1		10/18/2023	82
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	0	***	10/18/2023	(28)

							$(2,537,998)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Nasdaq 100 Stock Index 09/16/2022*	37.75%	Maturity	USD	678	$(279,699)	$	– 0	–	$(279,699)
Goldman Sachs International
Nasdaq 100 Stock Index 11/18/2022*	32.65	Maturity	USD	146	9,656		– 0	–	9,656
Russell 2000 Index 09/16/2022*	38.30	Maturity	USD	173	(97,754)		– 0	–	(97,754)
JPMorgan Chase Bank, NA
Nikkei 225 Index 11/11/2022*	23.10	Maturity	JPY	24,782	9,014		– 0	–	9,014
Morgan Stanley & Co. International PLC
Nikkei 225 Index 11/11/2022*	23.30	Maturity	JPY	31,104	7,291		– 0	–	7,291
UBS AG
Nikkei 225 Index 10/14/2022*	25.44	Maturity	USD	32,362	(89,968)		– 0	–	(89,968)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 85

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received			Unrealized Appreciation/ (Depreciation)
S&P/ASX 200 Index 09/15/2022*	25.30%	Maturity	AUD	1,297	$(333,262)	$	– 0	–	$(333,262)
S&P/ASX 200 Index 11/17/2022*	18.73	Maturity	AUD	121	9,185		– 0	–	9,185
S&P 500 Index 11/18/2022*	26.10	Maturity	USD	477	40,219		– 0	–	40,219

Sale Contracts
Bank of America, NA
Nasdaq 100 Stock Index 09/16/2022*	27.90	Maturity	USD	189	(50,500)		– 0	–	(50,500)
Russell 2000 Index 09/16/2022*	32.05	Maturity	USD	121	45,901		– 0	–	45,901
Russell 2000 Index 09/16/2022*	26.90	Maturity	USD	464	(35,732)		– 0	–	(35,732)
Citibank, NA
Euro STOXX 50 Price EUR Index 09/16/2022*	23.15	Maturity	EUR	121	(13,051)		– 0	–	(13,051)
JPMorgan Chase Bank, NA
Nikkei 225 Index 09/09/2022*	18.50	Maturity	JPY	7,195	7,428		– 0	–	7,428
Nikkei 225 Index 10/14/2022*	20.40	Maturity	JPY	20,810	6,808		– 0	–	6,808
Morgan Stanley & Co. International PLC
S&P/ASX 200 Index 09/15/2022*	19.55	Maturity	AUD	375	134,784		– 0	–	134,784
UBS AG
Nasdaq 100 Stock Index 09/16/2022*	32.75	Maturity	USD	510	112,252		– 0	–	112,252

					$(517,428)	$	– 0	–	$(517,428)

*	Termination date

**	Principal amount less than 500.

***	Notional amount less than 500.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At August 31, 2022, the aggregate market value of these securities amounted to $43,104,874 or 8.4% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

86 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of August 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Diamond Offshore Drilling, Inc.	04/26/2021	$56,839		$25,902		0.01%
Digicel Group Holdings Ltd. 7.00%, 09/16/2022	06/19/2020	1,702		3,893		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/26/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	06/21/2019	17,967		– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	04/26/2017	36,815		9		0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	04/26/2017	28,502		2		0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	04/26/2017	15		– 0	–	0.00%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/17/2021	324,000		56,457		0.01%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	12,000		11,504		0.00%
Tonon Luxembourg SA 6.50%, 10/31/2024	04/26/2017	2,770		1		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	03/29/2017	33,434		43		0.00%

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at August 31, 2022.

(h)	Defaulted matured security.

(i)	Convertible security.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(l)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(m)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(n)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at August 31, 2022.

(o)	Defaulted.

(p)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the SOFR or the LIBOR/SOFR floor rate plus a spread at August 31, 2022.

(q)	Affiliated investments.

(r)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 87

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EAFE – Europe, Australia, and Far East

ESTR – Euro Short Term Rate

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

ICE – Intercontinental Exchange

JSE – Johannesburg Stock Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OBFR – Overnight Bank Funding Rate

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

REG – Registered Shares

REIT – Real Estate Investment Trust

SARON – Swiss Average Rate Overnight

SET – Stock Exchange of Thailand

SGX – Singapore Exchange

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TONAR – Tokyo Overnight Average Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WIG – Warszawski Indeks Gieldowy

88 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(1)	The following table represents the 50 largest equity basket holdings underlying the total return swap in JPABJVAL as of August 31, 2022.

Security Description	Shares	Current Notional		Percent of Basket’s Value
Nippon Yusen KK	432	JPY	4,620,215	4.2%
Mitsubishi Heavy Industries, Ltd.	719		3,861,858	3.5%
Sumitomo Mitsui Financial Group	874		3,663,553	3.3%
Marubeni Corp.	2,511		3,646,405	3.3%
Tokyo Electric Power Co. Holdings	6,700		3,644,584	3.3%
Nintendo Co., Ltd.	62		3,515,145	3.2%
Trend Micro, Inc./Japan	393		3,391,538	3.1%
SoftBank Group Corp.	571		3,174,162	2.9%
Toyota Motor Corp.	1,465		3,079,110	2.8%
Japan Tobacco, Inc.	1,263		2,980,921	2.7%
Toyo Suisan Kaisha, Ltd.	515		2,941,314	2.7%
Subaru Corp.	1,119		2,836,469	2.6%
TDK Corp.	557		2,738,049	2.5%
Central Japan Railway Co.	160		2,633,568	2.4%
Brother Industries, Ltd.	972		2,601,338	2.3%
Otsuka Holdings Co., Ltd.	565		2,576,518	2.3%
Taisei Corp.	604		2,558,185	2.3%
Nitto Denko Corp.	290		2,498,894	2.3%
Takeda Pharmaceutical Co., Ltd.	647		2,489,867	2.3%
Nomura Real Estate Holdings, Inc.	717		2,456,392	2.2%
Daito Trust Construction Co., Ltd.	177		2,433,421	2.2%
T&D Holdings, Inc.	1,589		2,417,118	2.2%
Pan Pacific International Holdings	963		2,412,638	2.2%
NGK Insulators, Ltd.	1,199		2,397,691	2.2%
SBI Holdings, Inc./Japan	846		2,323,308	2.1%
McDonald’s Holdings Co./Japan	444		2,206,204	2.0%
NEC Corp.	424		2,160,814	2.0%
Hoya Corp.	139		1,983,455	1.8%
Aisin Corp.	476		1,978,576	1.8%
Lion Corp.	1,117		1,821,199	1.6%
Lida Group Holdings Co., Ltd.	813		1,726,858	1.6%
Nabtesco Corp.	516		1,715,016	1.5%
Astellas Pharma, Inc.	861		1,708,711	1.5%
ZOZO, Inc.	479		1,491,238	1.3%
Kobe Bussan Co., Ltd.	392		1,400,387	1.3%
Z Holdings Corp.	3,323		1,379,174	1.3%
Shionogi & Co., Ltd.	187		1,269,109	1.1%
Sony Group Corp.	112		1,250,490	1.1%
Murata Manufacturing Co., Ltd.	151		1,139,869	1.0%
Honda Motor Co., Ltd.	248		924,296	0.8%
TOPPAN, Inc.	411		900,436	0.8%
Tobu Railway Co., Ltd.	240		790,259	0.7%
Tokyo Electron, Ltd.	16		707,755	0.6%
Dai-ichi Life Holdings, Inc.	293		705,379	0.6%
AGC, Inc.	138		655,723	0.6%
Yamada Holdings Co., Ltd.	1,299		626,091	0.6%
United Urban Investment Corp.	4		597,373	0.5%
Chubu Electric Power Co., Inc.	352		498,007	0.4%
Keyence Corp.	9		489,944	0.4%
Ajinomoto Co., Inc.	125		481,022	0.4%
Other Long	2,459		6,235,184	5.6%

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 89

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(2)	The following table represents the 50 largest equity basket holdings underlying the total return swap in JPABJVAL as of August 31, 2022.

Security Description	Shares	Current Notional		Percent of Basket’s Value
Nippon Yusen KK	303	JPY	3,241,405	4.2%
Mitsubishi Heavy Industries, Ltd.	504		2,709,364	3.5%
Sumitomo Mitsui Financial Group	613		2,570,239	3.3%
Marubeni Corp.	1,762		2,558,209	3.3%
Tokyo Electric Power Co. Holdings	4,700		2,556,932	3.3%
Nintendo Co., Ltd.	43		2,466,121	3.2%
Trend Micro, Inc./Japan	276		2,379,401	3.1%
SoftBank Group Corp.	400		2,226,897	2.9%
Toyota Motor Corp.	1,028		2,160,212	2.8%
Japan Tobacco, Inc.	886		2,091,325	2.7%
Toyo Suisan Kaisha, Ltd.	361		2,063,538	2.7%
Subaru Corp.	785		1,989,982	2.6%
TDK Corp.	391		1,920,934	2.5%
Central Japan Railway Co.	112		1,847,632	2.4%
Brother Industries, Ltd.	682		1,825,021	2.3%
Otsuka Holdings Co., Ltd.	396		1,807,608	2.3%
Taisei Corp.	424		1,794,746	2.3%
Nitto Denko Corp.	203		1,753,149	2.3%
Takeda Pharmaceutical Co., Ltd.	454		1,746,816	2.3%
Nomura Real Estate Holdings, Inc.	503		1,723,331	2.2%
Daito Trust Construction Co., Ltd.	124		1,707,216	2.2%
T&D Holdings, Inc.	1,115		1,695,777	2.2%
Pan Pacific International Holdings	676		1,692,635	2.2%
NGK Insulators, Ltd.	841		1,682,149	2.2%
SBI Holdings, Inc./Japan	594		1,629,963	2.1%
McDonald’s Holdings Co./Japan	311		1,547,807	2.0%
NEC Corp.	297		1,515,963	2.0%
Hoya Corp.	98		1,391,532	1.8%
Aisin Corp.	334		1,388,110	1.8%
Lion Corp.	784		1,277,699	1.6%
Lida Group Holdings Co., Ltd.	571		1,211,512	1.6%
Nabtesco Corp.	362		1,203,204	1.5%
Astellas Pharma, Inc.	604		1,198,781	1.5%
ZOZO, Inc.	336		1,046,208	1.3%
Kobe Bussan Co., Ltd.	275		982,470	1.3%
Z Holdings Corp.	2,332		967,587	1.3%
Shionogi & Co., Ltd.	131		890,369	1.1%
Sony Group Corp.	79		877,306	1.1%
Murata Manufacturing Co., Ltd.	106		799,698	1.0%
Honda Motor Co., Ltd.	174		648,458	0.8%
TOPPAN, Inc.	288		631,719	0.8%
Tobu Railway Co., Ltd.	168		554,422	0.7%
Tokyo Electron, Ltd.	11		496,540	0.6%
Dai-ichi Life Holdings, Inc.	206		494,873	0.6%
AGC, Inc.	97		460,036	0.6%
Yamada Holdings Co., Ltd.	911		439,247	0.6%
United Urban Investment Corp.	3		419,099	0.5%
Chubu Electric Power Co., Inc.	247		349,387	0.4%
Keyence Corp.	7		343,730	0.4%
Ajinomoto Co., Inc.	87		337,471	0.4%
Other Long	1,725		4,374,419	5.6%

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(3)	The following table represents the 50 largest equity basket holdings underlying the total return swap in JPABJVAL as of August 31, 2022.

Security Description	Shares	Current Notional		Percent of Basket’s Value
Nippon Yusen KK	300	JPY	3,209,171	4.2%
Mitsubishi Heavy Industries, Ltd.	499		2,682,422	3.5%
Sumitomo Mitsui Financial Group	607		2,544,681	3.3%
Marubeni Corp.	1,744		2,532,769	3.3%
Tokyo Electric Power Co. Holdings	4,654		2,531,505	3.3%
Nintendo Co., Ltd.	43		2,441,597	3.2%
Trend Micro, Inc./Japan	273		2,355,740	3.1%
SoftBank Group Corp.	396		2,204,752	2.9%
Toyota Motor Corp.	1,018		2,138,730	2.8%
Japan Tobacco, Inc.	877		2,070,528	2.7%
Toyo Suisan Kaisha, Ltd.	358		2,043,018	2.7%
Subaru Corp.	777		1,970,193	2.6%
TDK Corp.	387		1,901,831	2.5%
Central Japan Railway Co.	111		1,829,259	2.4%
Brother Industries, Ltd.	675		1,806,873	2.3%
Otsuka Holdings Co., Ltd.	392		1,789,633	2.3%
Taisei Corp.	420		1,776,899	2.3%
Nitto Denko Corp.	201		1,735,716	2.3%
Takeda Pharmaceutical Co., Ltd.	449		1,729,446	2.3%
Nomura Real Estate Holdings, Inc.	498		1,706,194	2.2%
Daito Trust Construction Co., Ltd.	123		1,690,239	2.2%
T&D Holdings, Inc.	1,104		1,678,914	2.2%
Pan Pacific International Holdings	669		1,675,803	2.2%
NGK Insulators, Ltd.	833		1,665,421	2.2%
SBI Holdings, Inc./Japan	588		1,613,754	2.1%
McDonald’s Holdings Co./Japan	308		1,532,415	2.0%
NEC Corp.	294		1,500,888	2.0%
Hoya Corp.	97		1,377,695	1.8%
Aisin Corp.	331		1,374,306	1.8%
Lion Corp.	776		1,264,993	1.6%
Lida Group Holdings Co., Ltd.	565		1,199,464	1.6%
Nabtesco Corp.	358		1,191,239	1.5%
Astellas Pharma, Inc.	598		1,186,860	1.5%
ZOZO, Inc.	333		1,035,804	1.3%
Kobe Bussan Co., Ltd.	272		972,700	1.3%
Z Holdings Corp.	2,308		957,965	1.3%
Shionogi & Co., Ltd.	130		881,515	1.1%
Sony Group Corp.	78		868,582	1.1%
Murata Manufacturing Co., Ltd.	105		791,746	1.0%
Honda Motor Co., Ltd.	172		642,010	0.8%
TOPPAN, Inc.	285		625,437	0.8%
Tobu Railway Co., Ltd.	167		548,909	0.7%
Tokyo Electron, Ltd.	11		491,602	0.6%
Dai-ichi Life Holdings, Inc.	204		489,951	0.6%
AGC, Inc.	96		455,461	0.6%
Yamada Holdings Co., Ltd.	902		434,879	0.6%
United Urban Investment Corp.	3		414,932	0.5%
Chubu Electric Power Co., Inc.	245		345,912	0.4%
Keyence Corp.	6		340,312	0.4%
Ajinomoto Co., Inc.	87		334,115	0.4%
Other Long	1,708		4,330,918	5.6%

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(4)	The following table represents the 50 largest equity basket holdings underlying the total return swap in JPABJVAL as of August 31, 2022.

Security Description	Shares	Current Notional		Percent of Basket’s Value
Nippon Yusen KK	128	JPY	1,367,555	4.2%
Mitsubishi Heavy Industries, Ltd.	213		1,143,086	3.5%
Sumitomo Mitsui Financial Group	259		1,084,389	3.3%
Marubeni Corp.	743		1,079,313	3.3%
Tokyo Electric Power Co. Holdings	1,983		1,078,774	3.3%
Nintendo Co., Ltd.	18		1,040,461	3.2%
Trend Micro, Inc./Japan	116		1,003,874	3.1%
SoftBank Group Corp.	169		939,532	2.9%
Toyota Motor Corp.	434		911,397	2.8%
Japan Tobacco, Inc.	374		882,334	2.7%
Toyo Suisan Kaisha, Ltd.	152		870,611	2.7%
Subaru Corp.	331		839,577	2.6%
TDK Corp.	165		810,445	2.5%
Central Japan Railway Co.	47		779,520	2.4%
Brother Industries, Ltd.	288		769,980	2.3%
Otsuka Holdings Co., Ltd.	167		762,633	2.3%
Taisei Corp.	179		757,207	2.3%
Nitto Denko Corp.	86		739,657	2.3%
Takeda Pharmaceutical Co., Ltd.	191		736,985	2.3%
Nomura Real Estate Holdings, Inc.	212		727,077	2.2%
Daito Trust Construction Co., Ltd.	52		720,277	2.2%
T&D Holdings, Inc.	470		715,452	2.2%
Pan Pacific International Holdings	285		714,126	2.2%
NGK Insulators, Ltd.	355		709,702	2.2%
SBI Holdings, Inc./Japan	250		687,684	2.1%
McDonald’s Holdings Co./Japan	131		653,023	2.0%
NEC Corp.	125		639,587	2.0%
Hoya Corp.	41		587,090	1.8%
Aisin Corp.	141		585,646	1.8%
Lion Corp.	331		539,064	1.6%
Lida Group Holdings Co., Ltd.	241		511,139	1.6%
Nabtesco Corp.	153		507,634	1.5%
Astellas Pharma, Inc.	255		505,768	1.5%
ZOZO, Inc.	142		441,397	1.3%
Kobe Bussan Co., Ltd.	116		414,506	1.3%
Z Holdings Corp.	984		408,227	1.3%
Shionogi & Co., Ltd.	55		375,648	1.1%
Sony Group Corp.	33		370,137	1.1%
Murata Manufacturing Co., Ltd.	45		337,394	1.0%
Honda Motor Co., Ltd.	73		273,586	0.8%
TOPPAN, Inc.	122		266,523	0.8%
Tobu Railway Co., Ltd.	71		233,912	0.7%
Tokyo Electron, Ltd.	5		209,491	0.6%
Dai-ichi Life Holdings, Inc.	87		208,788	0.6%
AGC, Inc.	41		194,090	0.6%
Yamada Holdings Co., Ltd.	384		185,319	0.6%
United Urban Investment Corp.	1		176,819	0.5%
Chubu Electric Power Co., Inc.	104		147,407	0.4%
Keyence Corp.	3		145,020	0.4%
Ajinomoto Co., Inc.	37		142,380	0.4%
Other Long	728		1,845,575	5.6%

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

August 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $422,659,813)	$420,511,401	(a)
Affiliated issuers (cost $80,641,008—including investment of cash collateral for securities loaned of $5,351,891)	80,641,008
Cash collateral due from broker	17,218,884
Foreign currencies, at value (cost $2,734,664)	2,687,071
Unrealized appreciation on total return swaps	2,676,240
Unrealized appreciation on forward currency exchange contracts	2,673,021
Unaffiliated interest and dividends receivable	1,681,588
Receivable for investment securities sold	1,167,208
Market value on credit default swaps (net premiums paid $320,588)	432,670
Unrealized appreciation on variance swaps	382,538
Receivable for terminated total return swaps	230,412
Affiliated dividends receivable	114,436
Receivable for shares of beneficial interest sold	22,104

Total assets	530,438,581

Liabilities
Due to custodian	344,074
Payable for collateral received on securities loaned	5,333,743
Unrealized depreciation on total return swaps	5,214,238
Unrealized depreciation on forward currency exchange contracts	1,661,382
Market value on credit default swaps (net premiums received $598,480)	1,338,144
Unrealized depreciation on variance swaps	899,966
Cash collateral due to broker	872,000
Payable for shares of beneficial interest redeemed	712,232
Payable for investment securities purchased and foreign currency transactions	613,580
Payable for terminated total return swaps	248,930
Advisory fee payable	243,407
Payable for variation margin on futures	174,730
Distribution fee payable	104,070
Payable for variation margin on centrally cleared swaps	35,720
Foreign capital gains tax payable	19,345
Collateral due to securities lending agent	18,148
Transfer Agent fee payable	14,390
Payable for terminated credit default swaps	1,552
Trustees’ fees payable	108
Accrued expenses	535,531

Total liabilities	18,385,290

Net Assets	$512,053,291

Composition of Net Assets
Shares of beneficial interest, at par	$372
Additional paid-in capital	565,802,193
Accumulated loss	(53,749,274)

Net Assets	$512,053,291

(a)	Includes securities on loan with a value of $11,747,603 (see Note E).

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$433,653,523	31,536,634	$13.75	*

C	$5,845,234	434,542	$13.45

Advisor	$63,739,098	4,569,195	$13.95

R	$2,855,579	210,991	$13.53

K	$5,672,464	414,989	$13.67

I	$287,393	20,371	$14.11

*	The maximum offering price per share for Class A shares was $14.36 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended August 31, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $635,298)	$5,059,915
Affiliated issuers	305,755
Interest	4,581,576
Securities lending income	95,845
Other income	1,662	$10,044,753

Expenses
Advisory fee (see Note B)	3,326,627
Distribution fee—Class A	1,280,966
Distribution fee—Class C	81,779
Distribution fee—Class R	16,102
Distribution fee—Class K	16,565
Transfer agency—Class A	466,594
Transfer agency—Class C	8,079
Transfer agency—Advisor Class	67,475
Transfer agency—Class R	8,437
Transfer agency—Class K	13,383
Transfer agency—Class I	382
Custody and accounting	450,038
Audit and tax	137,000
Registration fees	89,307
Legal	44,157
Printing	43,822
Trustees’ fees	25,267
Miscellaneous	44,019

Total expenses	6,119,999
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(61,087)

Net expenses		6,058,912

Net investment income		3,985,841

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$10,412,147
Forward currency exchange contracts	127,232
Futures	(33,799,782)
Swaps	12,398,718
Swaptions written	7,737
Foreign currency transactions	(1,107,843)
Net change in unrealized appreciation/depreciation of:
Investments(b)	(96,558,231)
Forward currency exchange contracts	91,324
Futures	(391,961)
Swaps	(3,793,450)
Foreign currency denominated assets and liabilities	(425,643)

Net loss on investment and foreign currency transactions	(113,039,752)

Net Decrease in Net Assets from Operations	$(109,053,911)

(a)	Net of foreign realized capital gains taxes of $1,515.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $6,119.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2022	August 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,985,841	$6,392,051
Net realized gain (loss) on investment and foreign currency transactions	(11,961,791)	111,063,368
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(101,077,961)	9,198,796

Net increase (decrease) in net assets from operations	(109,053,911)	126,654,215
Distributions to Shareholders
Class A	(50,069,353)	(15,587,969)
Class C	(848,075)	(391,667)
Advisor Class	(7,225,344)	(2,421,226)
Class R	(315,935)	(83,732)
Class K	(658,119)	(206,196)
Class I	(29,331)	(8,700)
Transactions in Shares of Beneficial Interest
Net decrease	(12,905,351)	(54,365,790)

Total increase (decrease)	(181,105,419)	53,588,935
Net Assets
Beginning of period	693,158,710	639,569,775

End of period	$512,053,291	$693,158,710

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

August 31, 2022

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Total Return Portfolio (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2022, net assets of the Fund were $512,053,291, of which $39,879,251, or approximately 8%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2022:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$85,429,907		$8,165,350		$	– 0	–	$93,595,257
Health Care	44,023,785		11,166,943			– 0	–	55,190,728
Financials	30,623,974		15,302,266			– 0	–	45,926,240
Consumer Discretionary	29,162,012		6,657,214			209,342		36,028,568
Industrials	21,751,708		8,305,816			– 0	–	30,057,524
Communication Services	20,077,320		3,830,017			45,458	(a)	23,952,795
Consumer Staples	9,304,096		7,853,957			200,422	(a)	17,358,475
Energy	3,598,024		6,115,125			0	(a)	9,713,149
Utilities	6,676,740		2,183,708			– 0	–	8,860,448
Real Estate	7,793,214		1,024,952			– 0	–	8,818,166
Materials	6,200,486		2,109,836			0	(a)	8,310,322
Corporates – Non-Investment Grade	– 0	–	28,540,125			8,102	(a)	28,548,227
Governments – Treasuries	– 0	–	16,978,520			– 0	–	16,978,520
Investment Companies	9,878,392		– 0	–		– 0	–	9,878,392

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Corporates – Investment Grade	$	– 0	–	$7,755,422		$	– 0	–	$7,755,422
Emerging Markets – Sovereigns		– 0	–	4,130,954			– 0	–	4,130,954
Bank Loans		– 0	–	3,642,550			266,825		3,909,375
Emerging Markets – Corporate Bonds		– 0	–	3,746,739			43		3,746,782
Collateralized Mortgage Obligations		– 0	–	2,901,685			– 0	–	2,901,685
Collateralized Loan Obligations		– 0	–	2,614,867			– 0	–	2,614,867
Quasi-Sovereigns		– 0	–	480,362			– 0	–	480,362
Governments – Sovereign Bonds		– 0	–	341,733			– 0	–	341,733
Preferred Stocks		117,473		– 0	–		155,335		272,808
Commercial Mortgage-Backed Securities		– 0	–	236,034			– 0	–	236,034
Emerging Markets – Treasuries		– 0	–	– 0	–		116,122		116,122
Warrants		241		– 0	–		47,385	(a)	47,626
Asset-Backed Securities		– 0	–	8,547			– 0	–	8,547
Mortgage Pass-Throughs		– 0	–	82			– 0	–	82
Short-Term Investments:
Investment Companies		75,289,117		– 0	–		– 0	–	75,289,117
U.S. Treasury Bills		– 0	–	732,191			– 0	–	732,191
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		5,351,891		– 0	–		– 0	–	5,351,891

Total Investments in Securities		355,278,380		144,824,995			1,049,034	(a)	501,152,409
Other Financial Instruments(b):
Assets:
Futures		1,385,644		– 0	–		– 0	–	1,385,644	(c)
Forward Currency Exchange Contracts		– 0	–	2,673,021			– 0	–	2,673,021
Centrally Cleared Interest Rate Swaps		– 0	–	453,024			– 0	–	453,024	(c)
Credit Default Swaps		– 0	–	432,670			– 0	–	432,670	(c)
Total Return Swaps		– 0	–	2,676,240			– 0	–	2,676,240
Variance Swaps		– 0	–	382,538			– 0	–	382,538
Liabilities:
Futures		(2,898,479)		– 0	–		– 0	–	(2,898,479	)(c)
Forward Currency Exchange Contracts		– 0	–	(1,661,382)			– 0	–	(1,661,382)
Centrally Cleared Interest Rate Swaps		– 0	–	(550,975)			– 0	–	(550,975	)(c)
Centrally Cleared Credit Default Swaps		– 0	–	(121,734)			– 0	–	(121,734	)(c)
Credit Default Swaps		– 0	–	(1,338,144)			– 0	–	(1,338,144)
Total Return Swaps		– 0	–	(5,214,238)			– 0	–	(5,214,238)
Variance Swaps		– 0	–	(899,966)			– 0	–	(899,966)

Total		$353,765,545		$141,656,049			$1,049,034		$496,470,628

(a)	The Fund held securities with zero market value at period end.

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(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other

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deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate

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of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $184,843 for the year ended August 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,816 from the sale of Class A shares and received $3,065 and $1,670 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2022, such waiver amounted to $59,916.

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A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2022 is as follows:

Fund	Market Value 8/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$105,669	$295,566	$325,946	$75,289	$306
Government Money Market Portfolio*	5,299	126,654	126,601	5,352	14

Total				$80,641	$320

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$517,172,998	$584,625,859
U.S. government securities	18,340,948	10,097,124

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$523,289,804

Gross unrealized appreciation	$44,502,705
Gross unrealized depreciation	(69,024,561)

Net unrealized depreciation	$(24,521,856)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal

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to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could

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result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended August 31, 2022, the Fund held written swaptions for hedging and non-hedging purposes.

During the year ended August 31, 2022, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of

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each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the

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requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2022, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its

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risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the year ended August 31, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended August 31, 2022, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of

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the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended August 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$355,604	*	Receivable/Payable for variation margin on futures	$1,905,144	*

Equity contracts	Receivable/Payable for variation margin on futures	1,030,040	*	Receivable/Payable for variation margin on futures	993,335	*
Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	536,671	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	453,024	*	Receivable/Payable for variation margin on centrally cleared swaps	526,596	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,673,021		Unrealized depreciation on forward currency exchange contracts	1,661,382
Credit contracts	Market value on credit default swaps	432,670		Market value on credit default swaps	1,338,144
Interest rate contracts				Unrealized depreciation on total return swaps	1,768,080
Credit contracts				Unrealized depreciation on total return swaps	32,157

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts			Unrealized depreciation on total return swaps	$2,136,821
Equity contracts	Unrealized appreciation on total return swaps	$2,676,240	Unrealized depreciation on total return swaps	1,277,180
Equity contracts	Unrealized appreciation on variance swaps	382,538	Unrealized depreciation on variance swaps	899,966

Total		$8,003,137		$13,075,476

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(32,552,233)	$(3,688,943)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,247,549)	3,296,982

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	127,232	91,324

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,567)	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	$7,737	$	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,653,398)		(2,582,381)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	17,050,851		(3,688,901)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(80,967)		80,916

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(296,311)		283,688

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,621,457)		2,113,228

Total		$(21,268,662)		$(4,094,087)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2022:

Futures:
Average notional amount of buy contracts	$404,730,568
Average notional amount of sale contracts	$179,862,803
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$122,691,244
Average principal amount of sale contracts	$137,672,056
Purchased Swaptions:
Average notional amount	$820,000	(a)
Swaptions Written:
Average notional amount	$820,000	(b)
Inflation Swaps:
Average notional amount	$10,100,000	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$51,970,754
Credit Default Swaps:
Average notional amount of buy contracts	$1,703,375
Average notional amount of sale contracts	$7,765,709
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$12,784,580	(d)
Average notional amount of sale contracts	$13,309,153
Total Return Swaps:
Average notional amount	$232,707,372
Variance Swaps:
Average notional amount	$5,429,790

(a)	Positions were open for one month during the year.

(b)	Positions were open for two months during the year.

(c)	Positions were open for four months during the year.

(d)	Positions were open for nine months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2022. Exchange-traded derivatives

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and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Total Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$77,777	$(77,777)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	498,350	(498,350)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	14,653	– 0	–	– 0	–	– 0	–	14,653
Citibank, NA/Citigroup Global Markets, Inc	214,925	(214,925)	– 0	–	– 0	–	– 0	–
Credit Suisse International	173,596	(173,596)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	436,268	(436,268)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,412,562	(686,606)	– 0	–	– 0	–	725,956
HSBC Bank USA	36,643	(36,643)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,906,390	(672,783)	(290,000)	– 0	–	943,607
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	660,563	(360,631)	– 0	–	– 0	–	299,932
State Street Bank & Trust Co.	160,352	(69,830)	– 0	–	– 0	–	90,522
UBS AG	572,390	(423,230)	(149,160)	– 0	–	– 0	–

Total	$6,164,469	$(3,650,639)	$(439,160)	$	– 0	–	$2,074,670	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$475,071	$(77,777)	$	– 0	–	$(397,294)		$	– 0	–
Barclays Bank PLC	2,305,286	(498,350)		– 0	–	(1,781,479)			25,457
Citibank, NA/Citigroup Global Markets, Inc	529,757	(214,925)		– 0	–	(176,619)			138,213
Credit Suisse International	862,817	(173,596)		(330,000)		(359,221)			– 0	–
Deutsche Bank AG	548,428	(436,268)		(112,160)		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	686,606	(686,606)		– 0	–	– 0	–		– 0	–
HSBC Bank USA	42,470	(36,643)		– 0	–	– 0	–		5,827
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	672,783	(672,783)		– 0	–	– 0	–		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	360,631	(360,631)		– 0	–	– 0	–		– 0	–
State Street Bank & Trust Co.	69,830	(69,830)		– 0	–	– 0	–		– 0	–
UBS AG	423,230	(423,230)		– 0	–	– 0	–		– 0	–

Total	$6,976,909	$(3,650,639)		$(442,160)		$(2,714,613)			$169,497	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB All Market Total Return Portfolio (Cayman), Ltd.

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Merrill Lynch International	$58,372	$	– 0	–	$	– 0	–	$	– 0	–	$58,372
Morgan Stanley Capital Services LLC.	2,078,449		– 0	–		(1,861,000)			– 0	–	217,449

Total	$2,136,821	$	– 0	–		$(1,861,000)		$	– 0	–	$275,821	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle,

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in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2022 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$11,747,603	$5,351,891	$8,356,754	$81,993	$13,852	$1,171

*	As of August 31, 2022.

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NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021

Class A
Shares sold	548,960	493,414	$8,539,252	$8,213,843

Shares issued in reinvestment of dividends and distributions	2,786,096	877,313	45,608,403	13,940,496

Shares converted from Class C	133,254	801,989	2,093,479	13,457,470

Shares redeemed	(4,259,735)	(4,187,417)	(66,911,696)	(68,953,969)

Net decrease	(791,425)	(2,014,701)	$(10,670,562)	$(33,342,160)

Class C
Shares sold	37,104	49,854	$588,661	$817,361

Shares issued in reinvestment of dividends and distributions	50,106	22,012	806,699	347,117

Shares converted to Class A	(135,681)	(811,867)	(2,093,479)	(13,457,470)

Shares redeemed	(104,856)	(195,215)	(1,650,552)	(3,160,401)

Net decrease	(153,327)	(935,216)	$(2,348,671)	$(15,453,393)

Advisor Class
Shares sold	430,293	573,061	$6,797,993	$9,485,036

Shares issued in reinvestment of dividends and distributions	384,769	124,470	6,379,466	1,996,503

Shares redeemed	(823,727)	(959,669)	(13,103,581)	(16,051,284)

Net increase (decrease)	(8,665)	(262,138)	$73,878	$(4,569,745)

Class R
Shares sold	30,270	29,117	$467,858	$471,783

Shares issued in reinvestment of dividends and distributions	19,550	5,306	315,934	83,732

Shares redeemed	(40,196)	(34,963)	(632,211)	(575,829)

Net increase (decrease)	9,624	(540)	$151,581	$(20,314)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021

Class K
Shares sold	40,206	37,889	$617,069	$621,966

Shares issued in reinvestment of dividends and distributions	40,400	13,017	658,113	206,194

Shares redeemed	(88,974)	(108,851)	(1,421,992)	(1,825,454)

Net decrease	(8,368)	(57,945)	$(146,810)	$(997,294)

Class I
Shares sold	786	651	$12,218	$11,200

Shares issued in reinvestment of dividends and distributions	1,452	440	24,346	7,135

Shares redeemed	(82)	(72)	(1,331)	(1,219)

Net increase	2,156	1,019	$35,233	$17,116

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the

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security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

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Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund

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and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk—The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2022.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$8,042	$18,699,490
Net long-term capital gains	59,138,115	– 0	–

Total taxable distributions paid	$59,146,157	$18,699,490

As of August 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,758,634
Accumulated capital and other losses	(21,354,352)
Unrealized appreciation/(depreciation)	(24,607,815)

Total accumulated earnings/(deficit)	$(39,203,533	)(c)

(a)	As of August 31, 2022, the Fund had a net capital loss carryforward of $20,783,689. As of August 31, 2022, the cumulative deferred loss on straddles was $570,663.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Fund had a net short-term capital loss carryforward of $20,783,689, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended August 31,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 18.16		$ 15.44		$ 15.65	$ 14.78		$ 14.71

Income From Investment Operations

Net investment income(a)(b)	.10		.16		.19	.21		.20

Net realized and unrealized gain (loss) on investment transactions	(2.90)		3.03		.07 (c)	.66		.05

Contributions from Affiliates	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)

Capital contributions	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.80)		3.19		.26	.87		.25

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.47)		(.34)	– 0	–	(.18)

Distributions from net realized gain on investment transactions	(1.61)		– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(1.61)		(.47)		(.47)	– 0	–	(.18)

Net asset value, end of period	$ 13.75		$ 18.16		$ 15.44	$ 15.65		$ 14.78

Total Return

Total investment return based on net asset value(e)*	(16.85)%		21.16%		1.44%	5.88%		1.79%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$433,654		$586,995		$530,168	$578,919		$620,635

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.02%		1.03%		1.03%	.96%		.84%

Expenses, before waivers/reimbursements(f)‡	1.03%		1.05%		1.04%	1.03%		1.03%

Net investment income(b)	.64%		.99%		1.23%	1.45%		1.38%

Portfolio turnover rate	105%		117%		76%	81%		38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%		.02%	.07%		.20%

See footnote summary on page 138.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended August 31,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 17.92		$ 15.20		$ 15.38	$ 14.64		$ 14.53

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)		(.10)		.08	.10		.09

Net realized and unrealized gain (loss) on investment transactions	(2.84)		3.13		.05 (c)	.64		.06

Contributions from Affiliates	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)

Capital contributions	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.86)		3.03		.13	.74		.15

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.31)		(.18)	– 0	–	(.04)

Distributions from net realized gain on investment transactions	(1.61)		– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(1.61)		(.31)		(.31)	– 0	–	(.04)

Net asset value, end of period	$ 13.45		$ 17.92		$ 15.20	$ 15.38		$ 14.64

Total Return

Total investment return based on net asset value(e)*	(17.50)%		20.33%		.67%	5.05%		1.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,845		$10,537		$23,156	$37,609		$61,466

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.78%		1.78%		1.79%	1.71%		1.58%

Expenses, before waivers/reimbursements(f)‡	1.79%		1.80%		1.80%	1.78%		1.78%

Net investment income (loss)(b)	(.16)%		(.61)%		.52%	.71%		.63%

Portfolio turnover rate	105%		117%		76%	81%		38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%		.02%	.07%		.20%

See footnote summary on page 138.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 18.35		$ 15.60		$ 15.81	$ 14.90		$ 14.80

Income From Investment Operations

Net investment income(a)(b)	.14		.20		.23	.25		.24

Net realized and unrealized gain (loss) on investment transactions	(2.93)		3.06		.07 (c)	.66		.07

Contributions from Affiliates	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)

Capital contributions	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.79)		3.26		.30	.91		.31

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.51)		(.38)	– 0	–	(.21)

Distributions from net realized gain on investment transactions	(1.61)		– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(1.61)		(.51)		(.51)	– 0	–	(.21)

Net asset value, end of period	$ 13.95		$ 18.35		$ 15.60	$ 15.81		$ 14.90

Total Return

Total investment return based on net asset value(e)*	(16.61)%		21.43%		1.68%	6.17%		2.02%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$63,739		$84,018		$75,493	$82,885		$82,258

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.77%		.78%		.78%	.71%		.59%

Expenses, before waivers/reimbursements(f)‡	.78%		.79%		.79%	.78%		.78%

Net investment income(b)	.89%		1.22%		1.48%	1.70%		1.63%

Portfolio turnover rate	105%		117%		76%	81%		38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%		.02%	.07%		.20%

See footnote summary on page 138.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended August 31,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 17.97		$ 15.29		$ 15.48	$ 14.69		$ 14.63

Income From Investment Operations

Net investment income(a)(b)	.04		.09		.13	.15		.14

Net realized and unrealized gain (loss) on investment transactions	(2.87)		3.00		.06 (c)	.64		.06

Contributions from Affiliates	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)

Capital contributions	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.83)		3.09		.19	.79		.20

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.41)		(.25)	– 0	–	(.14)

Distributions from net realized gain on investment transactions	(1.61)		– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(1.61)		(.41)		(.38)	– 0	–	(.14)

Net asset value, end of period	$ 13.53		$ 17.97		$ 15.29	$ 15.48		$ 14.69

Total Return

Total investment return based on net asset value(e)*	(17.16)%		20.66%		1.05%	5.45%		1.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,856		$3,618		$3,087	$4,124		$4,414

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.44%		1.45%		1.44%	1.38%		1.25%

Expenses, before waivers/reimbursements(f)‡	1.45%		1.47%		1.45%	1.44%		1.44%

Net investment income(b)	.23%		.57%		.86%	1.04%		.97%

Portfolio turnover rate	105%		117%		76%	81%		38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%		.02%	.07%		.20%

See footnote summary on page 138.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended August 31,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 18.08		$ 15.37		$ 15.58	$ 14.73		$ 14.66

Income From Investment Operations

Net investment income(a)(b)	.08		.13		.17	.20		.19

Net realized and unrealized gain (loss) on investment transactions	(2.88)		3.02		.07 (c)	.65		.06

Contributions from Affiliates	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)

Capital contributions	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.80)		3.15		.24	.85		.25

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.44)		(.32)	– 0	–	(.18)

Distributions from net realized gain on investment transactions	(1.61)		– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(1.61)		(.44)		(.45)	– 0	–	(.18)

Net asset value, end of period	$ 13.67		$ 18.08		$ 15.37	$ 15.58		$ 14.73

Total Return

Total investment return based on net asset value(e)*	(16.93)%		21.01%		1.35%	5.84%		1.60%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,672		$7,653		$7,395	$10,298		$15,032

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.13%		1.14%		1.13%	1.06%		.94%

Expenses, before waivers/reimbursements(f)‡	1.14%		1.16%		1.14%	1.13%		1.13%

Net investment income(b)	.53%		.77%		1.15%	1.36%		1.28%

Portfolio turnover rate	105%		117%		76%	81%		38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%		.02%	.07%		.20%

See footnote summary on page 138.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended August 31,
	2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 18.55		$ 15.76		$ 15.97	$ 15.05		$ 14.76

Income From Investment Operations

Net investment income(a)(b)	.14		.22		.22	.25		.24

Net realized and unrealized gain (loss) on investment transactions	(2.97)		3.07		.07 (c)	.67		.05

Contributions from Affiliates	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)

Capital contributions	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.83)		3.29		.29	.92		.29

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.50)		(.37)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.61)		– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(1.61)		(.50)		(.50)	– 0	–	– 0	–

Net asset value, end of period	$ 14.11		$ 18.55		$ 15.76	$ 15.97		$ 15.05

Total Return

Total investment return based on net asset value(e)*	(16.64)%		21.44%		1.64%	6.18%		1.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$287		$338		$271	$254		$230

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.80%		.81%		.80%	.74%		.62%

Expenses, before waivers/reimbursements(f)‡	.81%		.83%		.82%	.80%		.81%

Net investment income(b)	.88%		1.31%		1.44%	1.68%		1.60%

Portfolio turnover rate.	105%		117%		76%	81%		38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%		.02%	.07%		.20%

See footnote summary on page 138.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, such waiver amounted to .01%, ..01%, .01%, .07% and .19%, respectively.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2018 by .03%.
See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB All Market Total Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Total Return Portfolio (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and/or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 27, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2022. For individual shareholders, the Fund designates 55.61% of dividends paid as qualified dividend income. For corporate shareholders, 21.76% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 20.31% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $59,138,115 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Defne Ozaltun(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy and Ms. Ozaltun are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas, New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi- Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Alexander Barenboym 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Daniel J. Loewy 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Defne Ozaltun 31	Vice President	Senior Portfolio Manager for the Adviser’s Multi-Asset Solutions team and Vice President of the Adviser**, with which she has been associated since prior to 2017.

Emilie D. Wrapp 66	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Total Return Portfolio (the “Fund”) at a meeting held in-person on August 2-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

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Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give

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effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

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NOTES

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NOTES

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AB ALL MARKET TOTAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMTR-0151-0822

AUG    08.31.22

ANNUAL REPORT

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable Thematic Balanced Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 1

ANNUAL REPORT

October 6, 2022

This report provides management’s discussion of fund performance for the AB Sustainable Thematic Balanced Portfolio for the annual reporting period ended August 31, 2022. Prior to December 1, 2021, the Fund was named AB Conservative Wealth Strategy.

Effective December 1, 2021, the Fund made certain changes to its principal strategies, including the modification of the strategies to increase allocation to equity securities, to decrease investment in fixed-income securities and securities of non-US issuers and the use of derivatives, and to emphasize sustainable investment themes. In light of these changes, the performance shown for periods prior to December 1, 2021, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

NAV RETURNS AS OF AUGUST 31, 2022 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

Class A Shares	-10.41%	-18.04%

Class C Shares	-10.79%	-18.73%

Advisor Class Shares[1]	-10.27%	-17.79%

Class R Shares[1]	-10.49%	-18.25%

Class K Shares[1]	-10.39%	-18.07%

Class I Shares[1]	-10.31%	-17.83%

Class Z Shares[1]	-10.19%	-16.27%	[2]

Primary Benchmark:[3] S&P 500 Index	-8.84%	-11.23%

Blended Benchmark: 60% S&P 500 Index / 40% Bloomberg US Government/Credit Index	-8.40%	-11.37%

Bloomberg Global Aggregate Bond Index (USD hedged)	-6.48%	-9.99%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Since inception on 12/14/2021.

3	Effective December 1, 2021, the primary benchmark changed from the Bloomberg Global Aggregate Bond (USD hedged) Index to the S&P 500 Index.

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INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared to its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index, and its blended benchmark, a 60% / 40% blend of S&P 500 Index / Bloomberg US Government/Credit Index, respectively, for the six- and 12-month periods ended August 31, 2022. The table also includes the previous primary benchmark, the Bloomberg Global Aggregate Bond Index (USD hedged). The inception date for Class Z shares was December 14, 2021; due to limited performance history, there is no discussion of comparison to the benchmarks for this share class for the 12-month period.

During the six- and 12-month periods, all share classes of the Fund underperformed the primary and blended benchmarks; all share classes also underperformed the previous benchmark, the Bloomberg Global Aggregate Bond Index (USD hedged), before sales charges.

In the period before the Fund’s transition to its new investment strategy, from September 1, 2021, through November 30, 2021, all share classes underperformed the previous benchmark, the Bloomberg Global Aggregate Bond Index (USD hedged), before sales charges. Overall asset-class allocation to diversifiers and fixed income was negative, while allocation to equities contributed to absolute performance. Security selection within equities detracted from returns, while diversifiers and fixed-income assets contributed. Diversifiers include alternative asset classes and alternative investment strategies that are expected to have low correlation with returns on equities and fixed-income securities. These investments include commodities and related derivatives, real estate-related securities and inflation-linked securities.

During the period from December 1, 2021, through August 31, 2022, all share classes underperformed the primary and blended benchmarks, before sales charges. For the period January 1, 2022, through August 31, 2022, overall asset-class allocation to equities was negative, while allocation to fixed income contributed to absolute performance. Within equities, security selection detracted most, relative to the primary benchmark. Sector selection contributed, led by an underweight to communication services as well as overweights to health care and industrials. These contributions were offset somewhat by an underweight to energy, which was the leading positive performer in the benchmark during the period, and an underweight to consumer staples.

During the 12-month period, the Fund utilized derivatives for hedging and investment purposes in the form of futures, variance swaps, inflation Consumer Price Index swaps, credit default swaps and total return swaps, which detracted from absolute returns, while currency forwards and interest rate swaps contributed. The Fund’s repositioning due to the transition to the new investment strategy was a significant contributor to the Fund’s turnover rate of 174%.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 3

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended August 31, 2022. Initially, positive earnings momentum overshadowed concerns surrounding coronavirus variants and supply-chain disruptions. Volatility increased as persistently high inflation set off a global wave of tighter monetary policy led by the US Federal Reserve (the “Fed”). The escalating European energy crisis caused by Russia’s invasion of Ukraine, and continued weakness in China, contributed to fears of a broad global downturn. The Fed raised interest rates four times during the period, including two consecutive 0.75% increases. Equity markets rallied briefly as some weaker-than-expected economic data pointed to modestly lower inflation in the US, which raised optimism that policy rates might peak at lower levels. Stocks fell sharply after Fed Chair Jerome Powell remarked that the Fed would be willing to risk recession to lower inflation. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets. Most major central banks started tightening monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. In credit sectors, investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds outperformed respective treasury markets in the US and eurozone. Securitized assets generally outperformed corporate bonds. Emerging-market bonds lagged as the US dollar advanced against most developed- and emerging-market currencies. Brent crude oil prices rose due to increased demand, and as major oil producers limited production increases.

The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes through investing in companies that contribute to positive social and environmental outcomes, while defensively managing market volatility with a balanced portfolio allocation. In the equity sleeve, the Team targets US companies with strong environmental, social and governance (“ESG”) practices using a combination of bottom-up and top-down research, and pairs with a fixed-income sleeve consisting predominantly of US government agency and treasury securities. The Team’s approach to building a sustainable equity sleeve with attractive financial return potential is to invest in companies aligned with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating substantial opportunity for investment in companies aligned with these goals.

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INVESTMENT POLICIES

The Fund invests in a diversified portfolio of equity and fixed-income securities. Normally, the Fund’s investments will consist of approximately 60% equity securities and 40% fixed-income securities, but these target allocations may vary. Under normal market conditions, the Fund will not deviate more than 10% from each target allocation. The Fund will not purchase a security if as a result less than 25% of its total assets would be invested in either equity securities or fixed-income securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of issuers that meet the Fund’s sustainability criteria, as described below.

In its equity investments, the Fund pursues opportunistic growth by investing primarily in a portfolio of US companies whose business activities the Adviser believes position the company to benefit from certain environmentally or socially oriented sustainable investment themes that align with one or more of the United Nations SDGs. These themes principally include the advancement of health, climate, and empowerment. A company that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets the Fund’s sustainability criteria, although many of the companies in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser normally considers a universe of primarily US mid- to large-capitalization companies for investment.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, the most attractive US equity securities that fit into sustainable investment themes. First, under the “top-down” approach, the Adviser identifies the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management and on evaluating a company’s risks, including those related to ESG factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities)

(continued on next page)

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 5

in assessing an issuer’s exposure to ESG factors, the Fund will not invest in issuers of equity securities that derive revenue from direct involvement in alcohol, coal, gambling, pornography, prisons, tobacco or weapons.

The Fund’s fixed-income securities will consist predominantly of US government and agency securities, which must meet the Fund’s sustainability and ESG criteria for government securities. In this regard, the Adviser evaluates government securities based on the alignment of the nation’s policies with the SDGs and an internal scoring system that considers the nation’s policies on ESG issues.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposures than making direct investments. For example, the Fund may use bond futures contracts and interest rate swaps to gain and adjust its exposures to the fixed-income markets.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg US Government/Credit Index measures the investment-grade, US dollar-denominated, fixed-rate, taxable bond market and includes Treasuries and government-related (agency, sovereign, supranational and local authority debt guaranteed by the US government) and investment-grade corporate securities. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended

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DISCLOSURES AND RISKS (continued)

results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2012 TO 8/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Sustainable Thematic Balanced Portfolio Class A shares (from 8/31/2012 to 8/31/2022) as compared to the performance of the Fund’s current and previous benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-18.04%	-21.51%

5 Years	0.56%	-0.31%

10 Years	2.37%	1.93%

CLASS C SHARES

1 Year	-18.73%	-19.53%

5 Years	-0.22%	-0.22%

10 Years[1]	1.59%	1.59%

ADVISOR CLASS SHARES[2]

1 Year	-17.79%	-17.79%

5 Years	0.83%	0.83%

10 Years	2.65%	2.65%

CLASS R SHARES[2]

1 Year	-18.25%	-18.25%

5 Years	0.18%	0.18%

10 Years	1.98%	1.98%

CLASS K SHARES[2]

1 Year	-18.07%	-18.07%

5 Years	0.48%	0.48%

10 Years	2.29%	2.29%

CLASS I SHARES[2]

1 Year	-17.83%	-17.83%

5 Years	0.80%	0.80%

10 Years	2.61%	2.61%

CLASS Z SHARES[2]

Since Inception[3]	-16.27%	-16.27%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.18%, 1.93%, 0.93%, 1.58%, 1.28%, 0.95% and 0.85% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses) to 1.00%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75% and 0.75% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/14/2021.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-25.92%

5 Years	-2.04%

10 Years	0.95%

CLASS C SHARES

1 Year	-24.03%

5 Years	-1.96%

10 Years[1]	0.61%

ADVISOR CLASS SHARES[2]

1 Year	-22.41%

5 Years	-0.94%

10 Years	1.65%

CLASS R SHARES[2]

1 Year	-22.81%

5 Years	-1.56%

10 Years	1.00%

CLASS K SHARES[2]

1 Year	-22.62%

5 Years	-1.27%

10 Years	1.30%

CLASS I SHARES[2]

1 Year	-22.47%

5 Years	-0.97%

10 Years	1.62%

CLASS Z SHARES[2]

Since Inception[3]	-23.24%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/14/2021.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$895.90	$5.02	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class C
Actual	$1,000	$892.10	$8.92	1.87%
Hypothetical**	$1,000	$1,015.78	$9.50	1.87%
Advisor Class
Actual	$1,000	$897.30	$3.35	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Class R
Actual	$1,000	$895.10	$6.07	1.27%
Hypothetical**	$1,000	$1,018.80	$6.46	1.27%
Class K
Actual	$1,000	$896.10	$5.11	1.07%
Hypothetical**	$1,000	$1,019.81	$5.45	1.07%
Class I
Actual	$1,000	$896.90	$3.68	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class Z
Actual	$1,000	$898.10	$3.59	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 15

PORTFOLIO SUMMARY

August 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $115.1

1	All data are as of August 31, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time.

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PORTFOLIO OF INVESTMENTS

August 31, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 64.5%
Information Technology – 23.7%
Communications Equipment – 3.4%
Ciena Corp.(a)	38,681	$1,962,674
Lumentum Holdings, Inc.(a)	23,920	1,998,516

		3,961,190

Electronic Equipment, Instruments & Components – 5.1%
Flex Ltd.(a)	126,903	2,260,143
Keysight Technologies, Inc.(a)	10,729	1,758,376
TE Connectivity Ltd.	15,359	1,938,459

		5,956,978

IT Services – 3.8%
Accenture PLC – Class A	4,951	1,428,166
MAXIMUS, Inc.	15,875	961,866
Visa, Inc. – Class A	9,883	1,963,851

		4,353,883

Semiconductors & Semiconductor Equipment – 4.2%
Monolithic Power Systems, Inc.	3,183	1,442,472
NVIDIA Corp.	6,175	932,054
NXP Semiconductors NV	9,900	1,629,342
Wolfspeed, Inc.(a)	7,094	804,956

		4,808,824

Software – 4.4%
Adobe, Inc.(a)	3,513	1,311,894
Intuit, Inc.	3,268	1,411,057
Microsoft Corp.	9,006	2,354,799

		5,077,750

Technology Hardware, Storage & Peripherals – 2.8%
Apple, Inc.	12,376	1,945,755
Dell Technologies, Inc. – Class C	32,677	1,251,202

		3,196,957

		27,355,582

Health Care – 14.1%
Health Care Equipment & Supplies – 5.1%
Alcon, Inc.	21,915	1,439,377
Becton Dickinson and Co.	7,691	1,941,362
Koninklijke Philips NV	37,137	615,732
STERIS PLC	9,459	1,904,853

		5,901,324

Health Care Providers & Services – 2.5%
Laboratory Corp. of America Holdings	5,626	1,267,369

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

UnitedHealth Group, Inc.	3,003	$1,559,548

		2,826,917

Life Sciences Tools & Services – 6.5%
Bio-Rad Laboratories, Inc. – Class A(a)	3,186	1,545,338
Bruker Corp.	21,604	1,209,824
Danaher Corp.	8,997	2,428,380
ICON PLC(a)	3,671	770,286
West Pharmaceutical Services, Inc.	5,106	1,514,899

		7,468,727

		16,196,968

Industrials – 11.6%
Aerospace & Defense – 1.1%
Hexcel Corp.	22,283	1,307,344

Building Products – 2.3%
Owens Corning	20,124	1,644,735
Trex Co., Inc.(a)	20,818	974,074

		2,618,809

Commercial Services & Supplies – 3.4%
Tetra Tech, Inc.	10,960	1,488,478
Waste Management, Inc.	14,185	2,397,690

		3,886,168

Electrical Equipment – 2.1%
Rockwell Automation, Inc.	6,052	1,433,961
Vestas Wind Systems A/S (Sponsored ADR)	119,849	993,548

		2,427,509

Machinery – 2.7%
Deere & Co.	5,734	2,094,343
Xylem, Inc./NY	11,346	1,033,621

		3,127,964

		13,367,794

Financials – 6.1%
Banks – 1.2%
SVB Financial Group(a)	3,338	1,356,964

Capital Markets – 3.1%
Intercontinental Exchange, Inc.	16,505	1,664,529
MSCI, Inc.	4,334	1,947,006

		3,611,535

Insurance – 1.8%
Aflac, Inc.	33,849	2,011,308

		6,979,807

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Discretionary – 4.4%
Auto Components – 0.9%
Aptiv PLC(a)		10,329	$965,039

Household Durables – 1.0%
TopBuild Corp.(a)		6,405	1,176,983

Specialty Retail – 1.2%
Home Depot, Inc. (The)		4,903	1,414,123

Textiles, Apparel & Luxury Goods – 1.3%
NIKE, Inc. – Class B		14,298	1,522,022

			5,078,167

Utilities – 3.2%
Electric Utilities – 2.0%
NextEra Energy, Inc.		26,784	2,278,247

Water Utilities – 1.2%
American Water Works Co., Inc.		9,778	1,451,544

			3,729,791

Real Estate – 1.4%
Equity Real Estate Investment Trusts (REITs) – 1.4%
SBA Communications Corp.		4,859	1,580,390

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Progenics Pharmaceuticals, Inc.(a)(b)(c)		24,977	– 0	–

Total Common Stocks (cost $84,444,543)			74,288,499

		Principal Amount (000)
GOVERNMENTS - TREASURIES – 31.9%
United States – 31.9%
U.S. Treasury Bonds
1.25%, 05/15/2050	U.S.$	1,692	1,051,217
1.875%, 11/15/2051		655	478,954
2.25%, 02/15/2052		1,137	912,764
2.50%, 02/15/2046		962	796,258
3.00%, 05/15/2042		3,354	3,093,294
3.00%, 02/15/2048		557	512,067
3.00%, 02/15/2049		494	461,581
6.125%, 08/15/2029		585	688,707

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PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes
0.25%, 05/31/2025	U.S.$	5,857	$5,364,463
0.625%, 05/15/2030		3,766	3,114,177
1.625%, 02/15/2026		314	295,540
1.875%, 02/28/2027		2,976	2,794,645
1.875%, 02/15/2032		2,843	2,548,923
2.00%, 02/15/2025		3,919	3,784,284
2.00%, 08/15/2025		847	812,157
2.125%, 03/31/2024		1,933	1,893,638
2.25%, 08/15/2027		1,333	1,267,636
2.375%, 01/31/2023		1,872	1,866,256
2.50%, 03/31/2027		2,574	2,482,301
2.625%, 02/15/2029		1,069	1,027,601
2.75%, 02/15/2024		1,530	1,514,461

Total Governments - Treasuries (cost $40,648,438)			36,760,924

AGENCIES – 1.5%
Agency Debentures – 1.5%
Federal National Mortgage Association 6.625%, 11/15/2030 (cost $1,916,790)		1,382	1,691,174

		Shares
SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.03%(d)(e)(f) (cost $2,481,683)		2,481,683	2,481,683

Total Investments – 100.1% (cost $129,491,454)			115,222,280
Other assets less liabilities – (0.1)%			(76,861)

Net Assets – 100.0%			$115,145,419

(a)	Non-income producing security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

20 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

August 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $127,009,771)	$112,740,597
Affiliated issuers (cost $2,481,683)	2,481,683
Foreign currencies, at value (cost $82,405)	77,543
Unaffiliated interest and dividends receivable	264,418
Affiliated dividends receivable	4,834
Receivable for shares of beneficial interest sold	3,162
Other assets	2,740

Total assets	115,574,977

Liabilities
Custody and accounting fees payable	219,028
Payable for shares of beneficial interest redeemed	58,819
Audit and tax fee payable	57,881
Distribution fee payable	28,216
Printing fee payable	24,889
Payable for terminated total return swaps	5,808
Advisory fee payable	4,930
Transfer Agent fee payable	4,666
Foreign capital gains tax payable	363
Accrued expenses	24,958

Total liabilities	429,558

Net Assets	$115,145,419

Composition of Net Assets
Shares of beneficial interest, at par	$105
Additional paid-in capital	123,481,380
Accumulated loss	(8,336,066)

Net Assets	$115,145,419

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$101,192,119	9,255,387	$10.93	*

C	$3,649,538	334,399	$10.91

Advisor	$4,331,281	393,396	$11.01

R	$4,357,322	398,898	$10.92

K	$1,571,973	143,506	$10.95

I	$35,097	3,152	$11.13

Z	$8,089	740	$10.93

*	The maximum offering price per share for Class A shares was $11.42 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 21

STATEMENT OF OPERATIONS

Year Ended August 31, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $21,822)	$513,272
Affiliated issuers	248,309
Interest	595,392
Securities lending income	5,877	$1,362,850

Expenses
Advisory fee (see Note B)	723,603
Distribution fee—Class A	300,015
Distribution fee—Class C	49,399
Distribution fee—Class R	23,235
Distribution fee—Class K	4,827
Transfer agency—Class A	120,779
Transfer agency—Class C	5,154
Transfer agency—Advisor Class	9,193
Transfer agency—Class R	12,082
Transfer agency—Class K	3,861
Transfer agency—Class I	46
Transfer agency—Class Z	1
Custody and accounting	320,741
Registration fees	99,967
Audit and tax	74,468
Legal	54,642
Printing	36,391
Trustees’ fees	19,479
Miscellaneous	22,191

Total expenses	1,880,074
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(322,969)

Net expenses		1,557,105

Net investment loss		(194,255)

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STATEMENT OF OPERATIONS (continued)

Year Ended August 31, 2022

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$1,131,879
Investment transactions(a)	5,383,202
Forward currency exchange contracts	447,899
Futures	(1,170,241)
Swaps	694,573
Foreign currency transactions	(164,245)
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(1,812,635)
Investments	(31,658,621)
Forward currency exchange contracts	(212,389)
Futures	616,025
Swaps	(756,134)
Foreign currency denominated assets and liabilities	(72,828)

Net loss on investment and foreign currency transactions	(27,573,515)

Net Decrease in Net Assets from Operations	$(27,767,770)

(a)	Net of foreign realized capital gains taxes of $236.

See notes to financial statements

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 23

STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2022	Year Ended August 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(194,255)	$1,401,924
Net realized gain on investment transactions	6,323,067	12,739,214
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(33,896,582)	8,219,821

Net increase (decrease) in net assets from operations	(27,767,770)	22,360,959
Distributions to Shareholders
Class A	(4,495,636)	(4,585,056)
Class C	(130,885)	(264,659)
Advisor Class	(199,535)	(198,708)
Class R	(156,270)	(137,730)
Class K	(73,358)	(61,098)
Class I	(1,430)	(1,500)
Class Z(a)	(363)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(9,943,576)	(14,713,905)
Capital Contributions
Total increase (decrease)	(42,768,823)	2,398,303
Net Assets
Beginning of period	157,914,242	155,515,939

End of period	$115,145,419	$157,914,242

(a)	Commenced distribution on December 15, 2021.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

August 31, 2022

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Balanced Portfolio (the “Fund”) (formerly known as AB Conservative Wealth Strategy). The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective December 15, 2021, the Fund commenced offering Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”)

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NOTES TO FINANCIAL STATEMENTS (continued)

serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

28 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$27,355,582		$	– 0	–	$	– 0	–	$27,355,582
Health Care	16,196,968			– 0	–		– 0	–	16,196,968
Industrials	13,367,794			– 0	–		– 0	–	13,367,794
Financials	6,979,807			– 0	–		– 0	–	6,979,807
Consumer Discretionary	5,078,167			– 0	–		– 0	–	5,078,167
Utilities	3,729,791			– 0	–		– 0	–	3,729,791
Real Estate	1,580,390			– 0	–		– 0	–	1,580,390
Consumer Staples	– 0	–		– 0	–		0	(a)	– 0	–
Governments – Treasuries	– 0	–		36,760,924			– 0	–	36,760,924
Agencies	– 0	–		1,691,174			– 0	–	1,691,174
Short-Term Investments	2,481,683			—			– 0	–	2,481,683

Total Investments in Securities	76,770,182			38,452,098			0	(a)	115,222,280
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$76,770,182			$38,452,098			$0	(a)	$115,222,280

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

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NOTES TO FINANCIAL STATEMENTS (continued)

differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Prior to December 1, 2021, the Fund paid an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee was accrued daily and paid monthly.

Effective December 1, 2021, the Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Fund until December 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.00%, 1.75%, .75%, 1.25%, 1.00%, .75%, and .75% of average daily net assets, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps may not be terminated by the Adviser before December 31, 2022. For the year ended August 31, 2022, such reimbursements/waivers amounted to $277,202.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $48,975 for the year ended August 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,316 from the sale of Class A shares and received $616 and $564 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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NOTES TO FINANCIAL STATEMENTS (continued)

advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2022, such waiver amounted to $5,564.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2022. For the year ended August 31, 2022, such waivers and/or reimbursements amounted to $40,182.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2022 is as follows:

													Distributions
Fund	Market Value 8/31/21 (000)	Purchases at Cost (000)		Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/22 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$9,906	$79,276		$86,700	$	– 0	–	$	– 0	–	$2,482		$19		$	– 0	–
AB Bond Fund, Inc. – AB All Market Real Return Portfolio	11,284	– 0	–	11,020		2,243			(2,507)		– 0	–	– 0	–		– 0	–
AB High Income Fund, Inc.	16,501	227		16,311		(1,111)			694		– 0	–	229			– 0	–
Government Money Market Portfolio*	1,352	11,662		13,014		– 0	–		– 0	–	– 0	–	0	**		– 0	–

Total						$1,132			$(1,813)		$2,482		$248		$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$147,945,386	$188,977,818
U.S. government securities	80,236,084	43,671,581

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$130,204,427

Gross unrealized appreciation	$2,354,123
Gross unrealized depreciation	(17,336,270)

Net unrealized depreciation	$(14,982,147)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the

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NOTES TO FINANCIAL STATEMENTS (continued)

other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund

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agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in

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the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2022, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the

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payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended August 31, 2022, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include

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provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended August 31, 2022, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(17,607)	$(6,841)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,152,634)	622,866

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	447,899	(212,389)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,342,012	(1,095,874)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(12,058)	$12,052

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(20,343)	43,521

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(615,038)	284,167

Total		$(27,769)	$(352,498)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2022:

Futures:
Average notional amount of buy contracts	$37,742,691	(a)
Average notional amount of sale contracts	$25,416,828	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$20,737,335	(b)
Average principal amount of sale contracts	$34,886,924	(b)
Inflation Swaps:
Average notional amount	$20,650,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$13,923,517	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,260,000	(a)
Total Return Swaps:
Average notional amount	$9,225,236	(a)
Variance Swaps:
Average notional amount	$197,841	(c)

(a)	Positions were open for three months during the year.

(b)	Positions were open for five months during the year.

(c)	Positions were open for less than one month during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund

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may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market

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Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2022 is as follows:

							Government Money Market Portfolio
Market Value of Securities on Loan*		Cash Collateral*		Market Value of Non-Cash Collateral*		Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0 –	$	– 0 –	$	– 0 –	$5,737	$140	$21

*	As of August 31, 2022.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021

Class A
Shares sold	125,234	299,660	$1,560,941	$3,906,358

Shares issued in reinvestment of dividends and distributions	304,518	326,790	4,016,597	4,071,800

Shares converted from Class C	55,493	378,636	693,086	5,027,932

Shares redeemed	(1,283,007)	(1,671,623)	(15,514,294)	(21,640,581)

Net decrease	(797,762)	(666,537)	$(9,243,670)	$(8,634,491)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021

Class C
Shares sold	57,180	36,184	$704,253	$476,020

Shares issued in reinvestment of dividends and distributions	8,853	19,127	117,219	238,896

Shares converted to Class A	(55,569)	(379,065)	(693,086)	(5,027,932)

Shares redeemed	(130,825)	(87,125)	(1,600,885)	(1,115,502)

Net decrease	(120,361)	(410,879)	$(1,472,499)	$(5,428,518)

Advisor Class
Shares sold	2,234,240	86,461	$26,915,071	$1,123,346

Shares issued in reinvestment of dividends and distributions	11,682	12,869	154,899	160,868

Shares redeemed	(2,269,772)	(117,652)	(26,723,485)	(1,516,311)

Net increase (decrease)	(23,850)	(18,322)	$346,485	$(232,097)

Class R
Shares sold	96,090	106,346	$1,165,120	$1,380,459

Shares issued in reinvestment of dividends and distributions	11,839	11,036	156,270	137,730

Shares redeemed	(60,265)	(111,887)	(708,949)	(1,454,186)

Net increase	47,664	5,495	$612,441	$64,003

Class K
Shares sold	6,293	7,882	$79,440	$102,146

Shares issued in reinvestment of dividends and distributions	5,549	4,896	73,356	61,096

Shares redeemed	(29,575)	(50,437)	(351,792)	(644,142)

Net decrease	(17,733)	(37,659)	$(198,996)	$(480,900)

Class I
Shares sold	141	198	$1,715	$2,603

Shares issued in reinvestment of dividends and distributions	77	88	1,041	1,115

Shares redeemed	(9)	(425)	(114)	(5,620)

Net increase (decrease)	209	(139)	$2,642	$(1,902)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares				Amount
	Year Ended August 31, 2022		Year Ended August 31, 2021		Year Ended August 31, 2022		Year Ended August 31, 2021

Class Z(a)
Shares sold	740		– 0	–	$10,021		$	– 0	–

Shares issued in reinvestment of dividends and distributions	0	(b)	– 0	–	0	(c)		– 0	–

Net increase	740		– 0	–	$10,021		$	– 0	–

(a)	Commenced distribution on December 15, 2021.

(b)	Amount is less than one share.

(c)	Amount is less than $.50.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

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Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$3,742,020	$5,248,751
Net long-term capital gains	1,315,457	– 0	–

Total taxable distributions paid	$5,057,477	$5,248,751

As of August 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$1,182,077
Undistributed capital gains	5,480,985
Unrealized appreciation/(depreciation)	(14,998,765	)(a)

Total accumulated earnings/(deficit)	$(8,335,703	)(b)

48 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 49

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.80	$ 12.38	$ 12.58	$ 12.14	$ 12.79

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	.12	.14	.16	.17

Net realized and unrealized gain (loss) on investment transactions	(2.39)	1.74	.10	.37	.10

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.41)	1.86	.24	.53	.27

Less: Dividends and Distributions

Dividends from net investment income	(.36)	(.44)	(.40)	(.09)	(.56)

Distributions from net realized gain on investment transactions	(.10)	– 0	–	(.04)	– 0	–	(.17)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.19)

Total dividends and distributions	(.46)	(.44)	(.44)	(.09)	(.92)

Net asset value, end of period	$ 10.93	$ 13.80	$ 12.38	$ 12.58	$ 12.14

Total Return

Total investment return based on net asset value(d)*	(18.04)%	15.54%	1.77%	4.47%	2.14%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$101,192	$138,753	$132,657	$145,002	$160,517

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.09%	1.25%	1.14%	1.05%	1.04%

Expenses, before waivers/reimbursements(e)‡	1.31%	1.36%	1.29%	1.23%	1.25%

Net investment income (loss)(b)	(.13)%	.95%	1.13%	1.32%	1.36%

Portfolio turnover rate	174%	120%	96%	100%	90%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.14%	.17%	.20%	.25%

See footnote summary on page 56.

50 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.76	$ 12.32	$ 12.51	$ 12.07	$ 12.58

Income From Investment Operations

Net investment income (loss)(a)(b)	(.11)	.02	.05	.07	.08

Net realized and unrealized gain (loss) on investment transactions	(2.41)	1.75	.09	.37	.09

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.52)	1.77	.14	.44	.17

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.33)	(.29)	– 0	–	(.38)

Distributions from net realized gain on investment transactions	(.10)	– 0	–	(.04)	– 0	–	(.17)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.13)

Total dividends and distributions	(.33)	(.33)	(.33)	– 0	–	(.68)

Net asset value, end of period	$ 10.91	$ 13.76	$ 12.32	$ 12.51	$ 12.07

Total Return

Total investment return based on net asset value(d)*	(18.73)%	14.64%	.97%	3.73%	1.37%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,650	$6,257	$10,667	$14,989	$22,039

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.90%	1.98%	1.89%	1.80%	1.77%

Expenses, before waivers/reimbursements(e)‡	2.06%	2.09%	2.04%	1.98%	1.98%

Net investment income (loss)(b)	(.93)%	.18%	.44%	.59%	.64%

Portfolio turnover rate	174%	120%	96%	100%	90%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.14%	.17%	.20%	.25%

See footnote summary on page 56.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 51

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.88	$ 12.44	$ 12.64	$ 12.20	$ 12.86

Income From Investment Operations

Net investment income(a)(b)	.04	.16	.17	.19	.20

Net realized and unrealized gain (loss) on investment transactions	(2.43)	1.76	.10	.37	.10

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.39)	1.92	.27	.56	.30

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.48)	(.43)	(.12)	(.59)

Distributions from net realized gain on investment transactions	(.10)	– 0	–	(.04)	– 0	–	(.17)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.20)

Total dividends and distributions	(.48)	(.48)	(.47)	(.12)	(.96)

Net asset value, end of period	$ 11.01	$ 13.88	$ 12.44	$ 12.64	$ 12.20

Total Return

Total investment return based on net asset value(d)*	(17.79)%	15.82%	2.02%	4.81%	2.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,331	$5,790	$5,419	$6,464	$8,772

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.71%	1.00%	.89%	.80%	.79%

Expenses, before waivers/reimbursements(e)‡	1.06%	1.11%	1.04%	.97%	1.00%

Net investment income(b)	.33%	1.20%	1.41%	1.58%	1.60%

Portfolio turnover rate	174%	120%	96%	100%	90%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.14%	.17%	.20%	.25%

See footnote summary on page 56.

52 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.79	$ 12.37	$ 12.57	$ 12.13	$ 12.76

Income From Investment Operations

Net investment income (loss)(a)(b)	(.05)	.07	.09	.11	.12

Net realized and unrealized gain (loss) on investment transactions	(2.40)	1.75	.10	.38	.09

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.45)	1.82	.19	.49	.21

Less: Dividends and Distributions

Dividends from net investment income	(.32)	(.40)	(.35)	(.05)	(.50)

Distributions from net realized gain on investment transactions	(.10)	– 0	–	(.04)	– 0	–	(.17)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.17)

Total dividends and distributions	(.42)	(.40)	(.39)	(.05)	(.84)

Net asset value, end of period	$ 10.92	$ 13.79	$ 12.37	$ 12.57	$ 12.13

Total Return

Total investment return based on net asset value(d)*	(18.25)%	15.05%	1.36%	4.06%	1.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,357	$4,844	$4,278	$4,604	$3,896

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.36%	1.65%	1.53%	1.46%	1.45%

Expenses, before waivers/reimbursements(e)‡	1.72%	1.76%	1.68%	1.63%	1.66%

Net investment income (loss)(b)	(.40)%	.55%	.74%	.89%	.94%

Portfolio turnover rate	174%	120%	96%	100%	90%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.14%	.17%	.20%	.25%

See footnote summary on page 56.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 53

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.82	$ 12.35	$ 12.55	$ 12.11	$ 12.75

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	.11	.14	.15	.15

Net realized and unrealized gain (loss) on investment transactions	(2.40)	1.74	.08	.37	.11

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.42)	1.85	.22	.52	.26

Less: Dividends and Distributions

Dividends from net investment income	(.35)	(.38)	(.38)	(.08)	(.55)

Distributions from net realized gain on investment transactions	(.10)	– 0	–	(.04)	– 0	–	(.17)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.18)

Total dividends and distributions	(.45)	(.38)	(.42)	(.08)	(.90)

Net asset value, end of period	$ 10.95	$ 13.82	$ 12.35	$ 12.55	$ 12.11

Total Return

Total investment return based on net asset value(d)*	(18.07)%	15.44%	1.58%	4.45%	2.07%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,572	$2,229	$2,456	$5,832	$6,734

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.13%	1.35%	1.23%	1.15%	1.15%

Expenses, before waivers/reimbursements(e)‡	1.41%	1.46%	1.38%	1.32%	1.36%

Net investment income (loss)(b)	(.17)%	.83%	1.12%	1.24%	1.23%

Portfolio turnover rate	174%	120%	96%	100%	90%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.14%	.17%	.20%	.25%

See footnote summary on page 56.

54 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.03	$ 12.58	$ 12.78	$ 12.34	$ 12.82

Income From Investment Operations

Net investment income(a)(b)	.02	.16	.16	.18	.25

Net realized and unrealized gain (loss) on investment transactions	(2.44)	1.77	.11	.39	.05

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.42)	1.93	.27	.57	.30

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.48)	(.43)	(.13)	(.46)

Distributions from net realized gain on investment transactions	(.10)	– 0	–	(.04)	– 0	–	(.17)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.15)

Total dividends and distributions	(.48)	(.48)	(.47)	(.13)	(.78)

Net asset value, end of period	$ 11.13	$ 14.03	$ 12.58	$ 12.78	$ 12.34

Total Return

Total investment return based on net asset value(d)*	(17.83)%	15.81%	2.02%	4.72%	2.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$35	$41	$39	$33	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.83%	1.01%	.91%	.86%	.73%

Expenses, before waivers/reimbursements(e)‡	1.08%	1.13%	1.06%	1.02%	.94%

Net investment income(b)	.14%	1.18%	1.33%	1.46%	1.99%

Portfolio turnover rate	174%	120%	96%	100%	90%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.14%	.17%	.20%	.25%

See footnote summary on page 56.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 55

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
December 15, 2021(f) to August 31, 2022

Net asset value, beginning of period	$ 13.54

Income From Investment Operations

Net investment income(a)(b)	.02

Net realized and unrealized gain (loss) on investment transactions	(2.14)

Net increase (decrease) in net asset value from operations	(2.12)

Less: Dividends and Distributions

Dividends from net investment income	(.39)

Distributions from net realized gain on investment transactions	(.10)

Total distributions	(.49)

Net asset value, end of period	$ 10.93

Total Return

Total investment return based on net asset value(d)	(16.27)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.75%^

Expenses, before waivers/reimbursements‡	.96%^

Net investment income(b)	.21%^

Portfolio turnover rate	174%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%^

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, such waiver amounted to .03%, ..11%, .15%, .17% and .21%, respectively.

(f)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2018 by .28%.

^	Annualized.

See	notes to financial statements.

56 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Sustainable Thematic Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable Thematic Balanced Portfolio (formerly known as AB Conservative Wealth Strategy) (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 57

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and/or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 27, 2022

58 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2022. For individual shareholders, the Fund designates 45.77% of dividends paid as qualified dividend income. For corporate shareholders, 27.94% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 4.77% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $1,315,457 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 59

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Tiffanie Wong(2), Vice President Benjamin Ruegsegger(2), Vice President Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Balanced Team. Messrs. Ruegsegger, Roarty, and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

60 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas, New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Tiffanie Wong 36	Vice President	Senior Vice President of the Adviser** with which she has been associated in a similar capacity to her current position since prior to 2017. She is also Director-Fixed Income Responsible Investment Portfolio Management; and Director – US Investment Grade-Credit

Benjamin Ruegsegger 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially similar capacity to his current position since 2017. He has also been a Senior Research Analyst of the Adviser since prior to 2017.

Daniel C. Roarty 50	Vice President	Senior Vice President of the Adviser** with which he has been associated since prior to 2017. He is also Chief Investment Officer of Sustainable Thematic Equities Team.

Emilie D. Wrapp 66	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Thematic Balanced Portfolio (formerly AB Conservative Wealth Strategy) (the “Fund”) at a meeting held in-person on August 2-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors

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understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the schedule of fees charged by the Adviser to any offshore funds and for any separately managed accounts managed by it that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The information provided included a pro forma expense ratio to reflect changes to the Fund’s expense ratio effective December 21, 2021. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s pro forma expense ratio was equal to the medians. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 75

NOTES

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AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

STB-0151-0822

AUG    08.31.22

ANNUAL REPORT

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Managed All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 1

ANNUAL REPORT

October 6, 2022

This report provides management’s discussion of fund performance for the AB Tax-Managed All Market Income Portfolio for the annual reporting period ended August 31, 2022.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF AUGUST 31, 2022 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO[1]

Class A Shares	-9.41%	-15.52%

Class C Shares	-9.81%	-16.17%

Advisor Class Shares[2]	-9.28%	-15.28%

Primary Benchmark: Bloomberg 5-Year GO Municipal Bond Index	-2.40%	-5.55%

MSCI ACWI (net)	-11.21%	-15.88%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended August 31, 2022, by 0.01% and 0.01%, respectively.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index, and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net) for the six- and 12-month periods ended August 31, 2022.

For the 12-month period, all share classes of the Fund underperformed the primary benchmark and, except for Class C, outperformed the MSCI ACWI (net), before sales charges. Overall allocation to equities and fixed-income assets detracted from absolute performance, while nontraditional income assets were neutral. Security selection within equities and fixed income contributed, while selection within nontraditional income assets detracted.

During the six-month period, all share classes of the Fund underperformed the primary benchmark and outperformed the MSCI ACWI (net), before sales charges. Overall allocation to equities and fixed-income assets detracted, while nontraditional income assets were neutral. Security selection within equities, fixed income and nontraditional income assets contributed.

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The Fund utilized derivatives for hedging and investment purposes in the form of futures, total return swaps and purchased options, which detracted from absolute returns for both periods, while credit default swaps contributed; currency forwards and interest rate swaps added for the six-month period, but detracted for the 12-month period; inflation Consumer Price Index swaps detracted for the six-month period, but added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended August 31, 2022. Initially, positive earnings momentum overshadowed concerns surrounding coronavirus variants and supply-chain disruptions. Volatility increased as persistently high inflation set off a global wave of tighter monetary policy led by the US Federal Reserve (the “Fed”). The escalating European energy crisis caused by Russia’s invasion of Ukraine, and continued weakness in China, contributed to fears of a broad global downturn. The Fed raised interest rates four times during the period, including two consecutive 0.75% increases. Equity markets rallied briefly as some weaker-than-expected economic data pointed to modestly lower inflation in the US, which raised optimism that policy rates might peak at lower levels. Stocks fell sharply after Fed Chair Jerome Powell remarked that the Fed would be willing to risk recession to lower inflation. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets. Most major central banks started tightening monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. In credit sectors, investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds outperformed respective treasury markets in the US and eurozone. Securitized assets generally outperformed corporate bonds. Emerging-market bonds lagged as the US dollar advanced against most developed- and emerging-market currencies. Brent crude oil prices rose due to increased demand, and as major oil producers limited production increases.

In the six-month period ended August 31, 2022, municipal bonds declined amid a broader sell-off in fixed-income assets as investors revised their inflation and interest-rate expectations up. Higher credit quality municipal bonds outperformed lower-rated municipal bonds. Returns were also negative for municipal bonds over the 12-month period, with most of the

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decline occurring during the final six months, when upward revisions to inflation expectations were greatest.

The Fund’s Senior Investment Management Team (the “Team”) seeks current income with consideration of capital appreciation. The Team’s global multi-asset strategy focuses on generating high, stable income for taxable investors. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities, primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of August 31, 2022, the Fund’s percentages of total investments in insured bonds and in insured bonds that have been pre-refunded or escrowed to maturity were 4.76% and 0.00%, respectively.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends, preferred stocks, debt securities (including high-yield debt securities, also known as “junk bonds”), and derivatives related to these types of securities. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser focuses on securities that have high dividend yields and that it believes are undervalued by the market relative to their long-term earnings potential. In order to provide diversification and the opportunity for increased return, the Adviser also acquires equity securities for the Fund that are expected to exhibit relatively little correlation with the returns of the Fund’s holdings in high dividend yield equity securities.

The Fund intends to meet the tax requirement for passing municipal bond interest through to Fund shareholders as tax-exempt interest

(continued on next page)

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dividends, which currently requires that at least 50% of the Fund’s assets be invested in tax-exempt debt securities. In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should in the future change so as to permit the Fund to pass through tax-exempt dividends when the Fund invests a lesser amount of its assets in tax-exempt debt securities, the Fund’s allocations to equity securities may increase. In selecting tax-exempt securities for the Fund’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings. These fixed-income teams draw on the resources and expertise of the Adviser’s fixed-income research staff, which includes fixed-income research analysts and economists.

In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. For example, the Fund may take long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives or exchange-traded funds.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to certain bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund may be leveraged, with net investment exposure in excess of net assets.

(continued on next page)

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Currency exchange rate fluctuation can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have

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DISCLOSURES AND RISKS (continued)

increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate

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DISCLOSURES AND RISKS (continued)

accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 17, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2012 TO 8/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed All Market Income Portfolio Class A shares (from 8/31/2012 to 8/31/2022) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-15.52%	-19.08%

5 Years	0.78%	-0.10%

10 Years	3.06%	2.61%

CLASS C SHARES

1 Year	-16.17%	-16.98%

5 Years	0.02%	0.02%

10 Years[1]	2.30%	2.30%

ADVISOR CLASS SHARES[2]

1 Year	-15.28%	-15.28%

5 Years	1.03%	1.03%

10 Years	3.33%	3.33%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.41%, 2.15% and 1.16% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios, exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs, to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2022. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-23.19%

5 Years	-1.80%

10 Years	1.66%

CLASS C SHARES

1 Year	-21.16%

5 Years	-1.69%

10 Years[1]	1.34%

ADVISOR CLASS SHARES[2]

1 Year	-19.61%

5 Years	-0.70%

10 Years	2.36%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

Returns

CLASS A SHARES

1 Year	-23.97%

5 Years	-3.09%

10 Years	0.72%

CLASS C SHARES

1 Year	-21.74%

5 Years	-2.74%

10 Years[1]	0.58%

ADVISOR CLASS SHARES[2]

1 Year	-20.48%

5 Years	-2.06%

10 Years	1.37%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

Returns

CLASS A SHARES

1 Year	-13.20%

5 Years	-1.16%

10 Years	1.43%

CLASS C SHARES

1 Year	-12.08%

5 Years	-1.11%

10 Years[1]	1.15%

ADVISOR CLASS SHARES[2]

1 Year	-11.03%

5 Years	-0.32%

10 Years	2.00%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$905.90	$4.71	0.98%	$4.76	0.99%
Hypothetical**	$1,000	$1,020.27	$4.99	0.98%	$5.04	0.99%
Class C
Actual	$1,000	$901.90	$8.29	1.73%	$8.34	1.74%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%	$8.84	1.74%
Advisor Class
Actual	$1,000	$907.20	$3.51	0.73%	$3.56	0.74%
Hypothetical**	$1,000	$1,021.53	$3.72	0.73%	$3.77	0.74%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

August 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $78.6

1

All data are as of August 31, 2022. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” weightings represent 1.1% or less in the following sectors: Industrial and Materials.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

August 31, 2022 (unaudited)

1

All data are as of August 31, 2022. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

August 31, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 60.9%
Long-Term Municipal Bonds – 59.6%
Alabama – 0.5%
Black Belt Energy Gas District (Morgan Stanley) Series 2019-A 4.00%, 12/01/2049	$265	$267,702
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016-A 5.00%, 09/01/2046	100	104,277

		371,979

Arizona – 0.7%
Arizona Industrial Development Authority (Arizona Industrial Development Authority) Series 2019-2, Class A 3.625%, 05/20/2033	138	133,182
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	100	106,303
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2040	235	218,762
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-A 6.125%, 10/01/2047(a)	110	104,273

		562,520

California – 2.5%
ARC70 II TRUST Series 2021 4.00%, 12/01/2059	100	87,220
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	150	133,308
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 3.00%, 02/01/2057(a)	100	71,674

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Twin Creek Apartments) Series 2022 Zero Coupon, 08/01/2065(a)	$1,000	$63,980
California Housing Finance Agency Series 2021-3, Class A 3.25%, 08/20/2036	99	89,372
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2054(a)	250	248,013
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.25%, 07/01/2052(a)	100	91,179
CMFA Special Finance Agency Series 2022-A 4.00%, 08/01/2058(a)	100	83,536
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(a)	100	70,666
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(a)	100	88,803
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(a)	100	74,077
4.00%, 05/01/2057(a)	100	73,353
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(a)	100	79,999
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(a)	100	87,209

20 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 4.00%, 07/01/2058(a)	$100	$72,492
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 4.00%, 05/01/2057(a)	100	74,902
Golden State Tobacco Securitization Corp. Series 2021-B Zero Coupon, 06/01/2066	225	26,496
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2061(a)	150	142,612
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No 2003-1) Series 2022 5.75%, 09/01/2052	100	94,251
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2017-D 5.00%, 05/01/2025	220	231,213

		1,984,355

Colorado – 1.1%
City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2028	545	595,953
Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2049	100	86,169
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2041(b)	100	84,387
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(a)	100	78,420

		844,929

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 1.5%
State of Connecticut Special Tax Revenue Series 2012-A 5.00%, 01/01/2027	$1,135	$1,145,060

District of Columbia – 0.2%
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	1,625	142,198

Florida – 5.9%
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida Obligated Group) Series 2022 4.00%, 10/01/2040	100	89,506
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 07/01/2050(a)	270	257,702
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2034	500	512,989
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	240	202,270
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 5.00%, 07/01/2056(a)	100	93,954
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2036	500	529,235
County of Miami-Dade FL Series 2012-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	560	561,245
County of Miami-Dade FL Aviation Revenue Series 2014-B 5.00%, 10/01/2025	665	697,138
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2022 2.90%, 12/01/2056 (Pre-refunded/ETM)	560	557,120

22 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Higher Educational Facilities Financial Authority (Ringling College of Art and Design, Inc.) Series 2019 5.00%, 03/01/2049	$315	$319,136
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037	115	118,302
5.00%, 01/01/2048	310	311,811
Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2022 5.00%, 11/01/2038	280	287,812
Village Community Development District No. 13 Series 2021 1.80%, 05/01/2026	100	91,475

		4,629,695

Georgia – 3.6%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2030	150	144,406
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2028	625	645,451
Development Authority for Fulton County (Georgia Tech Athletic Association) Series 2019 5.00%, 10/01/2035	835	927,343
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2022-B 5.00%, 12/01/2052	345	362,223
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-C 4.00%, 08/01/2048	450	457,489
Private Colleges & Universities Authority Series 2014 5.00%, 04/01/2044 (Pre-refunded/ETM)	210	218,390
State of Georgia Series 2021-A 4.00%, 07/01/2038	100	103,600

		2,858,902

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Guam – 0.3%
Guam Power Authority Series 2022-A 5.00%, 10/01/2043	$	200	$208,067

Illinois – 6.8%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042		525	520,997
Series 2016-A 7.00%, 12/01/2044		100	108,887
Series 2017-B 6.75%, 12/01/2030(a)		135	154,742
7.00%, 12/01/2042(a)		100	113,160
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033		105	109,354
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2041		415	435,138
Illinois Finance Authority (Bradley University) Series 2021-A 4.00%, 08/01/2046		250	213,756
Illinois Finance Authority (CHF-Chicago LLC) Series 2017-A 5.00%, 02/15/2047		210	200,861
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060		448	347,605
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017-C 5.00%, 08/01/2049		425	431,215
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041		350	133,651
Zero Coupon, 12/15/2050		325	74,966
Series 2017-A 5.00%, 06/15/2057		115	117,020
Series 2017-B Zero Coupon, 12/15/2054		150	27,768

24 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2023	$365	$371,373
State of Illinois
Series 2016 5.00%, 02/01/2027	310	329,377
5.00%, 02/01/2028	340	360,395
Series 2017-A 5.00%, 12/01/2025	135	141,602
Series 2017-D 5.00%, 11/01/2024	230	238,050
5.00%, 11/01/2028	250	266,833
Series 2021-B 4.00%, 12/01/2039	430	400,923
Series 2022-A 5.50%, 03/01/2042	220	241,486

		5,339,159

Indiana – 0.4%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	185	147,362
Indiana Finance Authority (Greencroft Goshen Obligated Group)
Series 2021 4.00%, 11/15/2043	100	84,233
Series 2023-2 4.00%, 11/15/2037(b)	100	83,908

		315,503

Iowa – 1.0%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 5.00%, 12/01/2050	300	306,986
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018-A 5.00%, 05/15/2043	100	95,282
Xenia Rural Water District Series 2016 5.00%, 12/01/2031 (Pre-refunded/ETM)	340	375,362

		777,630

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kansas – 0.3%
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	$255	$239,097

Kentucky – 1.2%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2037	410	425,846
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2037	315	325,332
Kentucky Public Energy Authority (Morgan Stanley) Series 2019-C 4.00%, 02/01/2050	220	219,746

		970,924

Louisiana – 1.1%
City of New Orleans LA Series 2021-A 5.00%, 12/01/2035	440	487,753
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2048	400	407,091

		894,844

Maryland – 0.5%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017-A 5.00%, 09/01/2038	100	101,811
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2055	300	317,370

		419,181

26 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 1.0%
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2038	$165	$185,465
Massachusetts Development Finance Agency (Northeastern University) Series 2022 5.00%, 10/01/2038	520	576,359

		761,824

Michigan – 1.9%
City of Detroit MI
Series 2018 5.00%, 04/01/2036	15	15,459
5.00%, 04/01/2037	50	51,397
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017-A 5.00%, 11/01/2047	325	318,594
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014-D2 5.00%, 07/01/2028	500	522,223
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-B Zero Coupon, 06/01/2065	155	15,824
Michigan State Hospital Finance Authority (Trinity Health Corp.) Series 2017-C 5.00%, 12/01/2023	445	458,829
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	1,500	68,827

		1,451,153

Minnesota – 0.6%
Minneapolis-St Paul Metropolitan Airports Commission Series 2022-B 4.25%, 01/01/2041(b)	230	223,859

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Minnesota Series 2021-A 4.00%, 09/01/2039	$255	$260,695

		484,554

Missouri – 0.9%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2036	470	485,800
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016-A 5.00%, 08/15/2046	245	226,038

		711,838

Nevada – 0.2%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	100	90,620
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	100	92,101

		182,721

New Jersey – 4.8%
New Jersey Economic Development Authority Series 2014-P 5.00%, 06/15/2029 (Pre-refunded/ETM)	500	522,891
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	415	418,137
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2047	415	424,503
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2019 5.00%, 07/01/2042	375	395,346

28 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 06/15/2038	$250	$262,088
New Jersey Turnpike Authority
Series 2014-A 5.00%, 01/01/2029	675	702,839
Series 2021-A 4.00%, 01/01/2042	500	479,278
Tobacco Settlement Financing Corp./NJ Series 2018-B 5.00%, 06/01/2046	515	518,796

		3,723,878

New York – 3.0%
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2056(a)	100	96,689
County of Nassau NY
Series 2017-C 5.00%, 10/01/2026	225	245,897
Series 2022-A 4.00%, 04/01/2042	190	179,603
Metropolitan Transportation Authority Series 2016-D 5.00%, 11/15/2030	245	257,580
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2032	195	217,533
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	550	74,256
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/2035	200	223,549
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2020-N 5.00%, 01/01/2039	295	316,750

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2020 4.375%, 10/01/2045	$200	$184,800
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	460	470,594
Westchester County Local Development Corp. (Purchase Senior Learning Community Obligated Group) Series 2021 2.875%, 07/01/2026(a)	100	93,669

		2,360,920

North Carolina – 0.6%
North Carolina Medical Care Commission Series 2017 5.00%, 09/01/2041 (Pre-refunded/ETM)	250	263,742
North Carolina Turnpike Authority Series 2020 5.00%, 02/01/2024	175	180,175

		443,917

Ohio – 2.8%
Buckeye Tobacco Settlement Financing Authority Series 2020-B Zero Coupon, 06/01/2057	395	47,657
5.00%, 06/01/2055	985	936,726
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017-A 5.00%, 08/01/2028	315	347,750
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	560	571,572
County of Miami OH (Kettering Health Network Obligated Group) Series 2019 5.00%, 08/01/2033	195	207,216
Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	100	92,912

		2,203,833

30 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.1%
Oklahoma Development Finance Authority (OU Medicine, Inc.) Series 2022-A 5.50%, 08/15/2044	$100	$89,394

Oregon – 0.1%
Yamhill County Hospital Authority (Friendsview Manor Obligated Group) Series 2021-B 1.75%, 11/15/2026	70	65,563

Pennsylvania – 2.2%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2019 5.00%, 07/15/2030	305	339,602
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	220	223,733
Berks County Industrial Development Authority (Tower Health Obligated Group) Series 2017 5.00%, 11/01/2047	100	77,760
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2023	600	616,412
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016-A 6.00%, 06/01/2051	215	220,672
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	220	226,846

		1,705,025

Puerto Rico – 3.5%
Children’s Trust Fund Series 2008-A Zero Coupon, 05/15/2057	2,000	122,985
Commonwealth of Puerto Rico Series 2022-A 5.068%, 11/01/2051	140	68,950

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	$9	$8,556
Zero Coupon, 07/01/2033	36	20,234
4.00%, 07/01/2033	28	25,889
4.00%, 07/01/2035	25	22,826
4.00%, 07/01/2037	21	19,088
4.00%, 07/01/2041	29	25,277
4.00%, 07/01/2046	30	25,549
5.25%, 07/01/2023	15	15,699
5.375%, 07/01/2025	31	31,814
5.625%, 07/01/2027	31	32,402
5.625%, 07/01/2029	30	32,336
5.75%, 07/01/2031	29	31,980
Series 2022-C 0.00%, 11/01/2043	335	172,294
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	71	63,269
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	10	10,339
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032(c)(d)	65	52,650
5.00%, 07/01/2037(c)(d)	110	89,100
Series 2008-W 5.00%, 07/01/2028(c)(d)	90	72,900
5.50%, 07/01/2038(c)(d)	100	81,375
Series 2008-WW 5.375%, 07/01/2024(c)(d)	45	36,506
Series 2010-A 5.25%, 07/01/2030(c)(d)	55	44,550
Series 2010-C 5.00%, 07/01/2024(c)(d)	25	20,250
5.25%, 07/01/2028(c)(d)	65	52,650
Series 2010-DDD 5.00%, 07/01/2021(c)(e)	15	12,113
Series 2010-X 5.25%, 07/01/2040(c)(d)	70	56,700
Series 2010-ZZ 5.25%, 07/01/2024(c)(d)	25	20,250
Series 2012-A 5.00%, 07/01/2029(c)(d)	40	32,400
AGM Series 2007-V 5.25%, 07/01/2031	245	248,011

32 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	$225	$233,132
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	2	1,874
Zero Coupon, 07/01/2027	6	5,025
Zero Coupon, 07/01/2029	6	4,588
Zero Coupon, 07/01/2046	419	119,475
Series 2019-A 4.329%, 07/01/2040	100	97,078
5.00%, 07/01/2058	772	746,993

		2,757,107

Tennessee – 0.7%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.125%, 12/01/2042(a)	280	279,452
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(a)(c)(d)	100	37,600
Metropolitan Government Nashville & Davidson County Industrial Development Board (South Nashville Central Business Improvement District) Series 2021 4.00%, 06/01/2051(a)	100	84,026
Tennessee Housing Development Agency Series 2017 4.00%, 07/01/2048	140	141,037

		542,115

Texas – 3.9%
Baytown Municipal Development District (Baytown Municipal Development District Hotel Occupancy Tax) Series 2021 4.00%, 10/01/2050	100	82,336

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Brazoria County Industrial Development Corp. (Aleon Renewable Metals LLC) Series 2022 10.00%, 06/01/2042(a)	$100	$98,045
Decatur Hospital Authority Series 2021 4.00%, 09/01/2044	250	209,325
Harris County-Houston Sports Authority AGM Series 2014-A 5.00%, 11/15/2025	615	644,372
Hidalgo County Regional Mobility Authority Series 2022-A Zero Coupon, 12/01/2051	400	76,651
Series 2022-B Zero Coupon, 12/01/2055	100	13,433
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2044	500	510,853
New Hope Cultural Education Facilities Finance Corp. (BSPV - Plano LLC) Series 2019 7.25%, 12/01/2053(c)(d)	35	31,500
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 01/01/2037	325	326,610
Red River Education Finance Corp. (St. Edward’s University, Inc.) Series 2016 5.00%, 06/01/2046	90	92,307
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	180	142,065
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2044	300	302,484
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2019 5.00%, 06/30/2058	230	232,233

34 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Uptown Development Authority Series 2017-A 5.00%, 09/01/2040	$	325	$329,924

			3,092,138

Utah – 0.3%
City of Salt Lake City UT Airport Revenue Series 2018-A 5.00%, 07/01/2048		255	262,081

Vermont – 0.4%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2018 4.625%, 04/01/2036(a)		100	98,427
Vermont Economic Development Authority (Wake Robin Corp.) Series 2017-A 5.00%, 05/01/2047		235	221,033

			319,460

Virginia – 1.0%
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 01/01/2037(a)		220	206,133
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047		410	410,006
Virginia Small Business Financing Authority (Total Fiber Recovery @ Chesapeake LLC) Series 2022 6.50%, 06/01/2029(a)		100	97,962
8.50%, 06/01/2042(a)		100	96,467

			810,568

Washington – 1.4%
Kalispel Tribe of Indians Series 2018-B 5.25%, 01/01/2038(a)		155	166,415
King County Public Hospital District No. 1 Series 2018 5.00%, 12/01/2031		265	291,722
Washington State Housing Finance Commission Series 2012-A 6.75%, 10/01/2047 (Pre-refunded/ETM)(a)		340	341,221

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016 5.00%, 01/01/2046(a)	$	315	$280,028

			1,079,386

Wisconsin – 2.6%
City of Milwaukee WI AGM Series 2022-N 5.00%, 04/01/2032		670	771,934
Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2047		100	81,980
Wisconsin Public Finance Authority Series 2022 6.00%, 02/01/2062(a)		150	152,871
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)		160	159,646
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024		265	270,945
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2052		100	103,619
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042		100	101,940
5.00%, 05/01/2047		310	313,801
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056(a)		100	68,296

			2,025,032

Total Long-Term Municipal Bonds (cost $49,037,470)			46,776,550

36 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.3%
Iowa – 0.4%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 1.08%, 07/01/2041(f)	$350	$350,000

Minnesota – 0.9%
City of Minneapolis MN/St Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2009-B 1.03%, 11/15/2035(f)	700	700,000

Total Short-Term Municipal Notes (cost $1,050,000)		1,050,000

Total Municipal Obligations (cost $50,087,470)		47,826,550

	Shares
COMMON STOCKS – 28.6%
Information Technology – 6.5%
Communications Equipment – 0.1%
Juniper Networks, Inc.	4,125	117,232

Electronic Equipment, Instruments & Components – 0.1%
Arrow Electronics, Inc.(c)	375	39,304

IT Services – 1.2%
Automatic Data Processing, Inc.	429	104,852
Capgemini SE	425	73,431
Fidelity National Information Services, Inc.	1,013	92,558
FleetCor Technologies, Inc.(c)	76	16,152
Gartner, Inc.(c)	224	63,912
Genpact Ltd.	1,781	83,671
International Business Machines Corp.	1,181	151,699
Mastercard, Inc. – Class A	170	55,143
Otsuka Corp.	1,400	45,253
Paychex, Inc.	932	114,953
VeriSign, Inc.(c)	413	75,257
Visa, Inc. – Class A	532	105,714

		982,595

Semiconductors & Semiconductor Equipment – 0.9%
Broadcom, Inc.	304	151,729
Enphase Energy, Inc.(c)	260	74,474

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

KLA Corp.	462	$158,988
Micron Technology, Inc.	1,973	111,534
QUALCOMM, Inc.	1,202	158,989
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	449	37,424
Texas Instruments, Inc.	174	28,747

		721,885

Software – 2.7%
Adobe, Inc.(c)	157	58,630
Bentley Systems, Inc. – Class B	146	5,368
Cadence Design Systems, Inc.(c)	677	117,642
Constellation Software, Inc./Canada	64	96,341
Crowdstrike Holdings, Inc. – Class A(c)	103	18,809
DocuSign, Inc.(c)	34	1,980
Dropbox, Inc. – Class A(c)	2,863	61,240
Fortinet, Inc.(c)	2,441	118,852
Microsoft Corp.	2,897	757,479
NortonLifeLock, Inc.	9,656	218,129
Oracle Corp.	3,997	296,377
ServiceNow, Inc.(c)	335	145,598
Synopsys, Inc.(c)	262	90,657
Trade Desk, Inc. (The) – Class A(c)	961	60,255
VMware, Inc. – Class A	645	74,839

		2,122,196

Technology Hardware, Storage & Peripherals – 1.5%
Apple, Inc.	5,471	860,151
HP, Inc.	3,876	111,280
NetApp, Inc.	1,676	120,890
Ricoh Co., Ltd.	6,500	51,086

		1,143,407

		5,126,619

Health Care – 4.5%
Biotechnology – 0.4%
AbbVie, Inc.	1,738	233,692
Moderna, Inc.(c)	634	83,859

		317,551

Health Care Equipment & Supplies – 0.2%
Demant A/S(c)	268	8,256
Hologic, Inc.(c)	1,518	102,556
IDEXX Laboratories, Inc.(c)	94	32,676

		143,488

Health Care Providers & Services – 1.4%
AmerisourceBergen Corp.	937	137,327
Cardinal Health, Inc.	175	12,376

38 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Centene Corp.(c)	2,194	$196,890
CVS Health Corp.	630	61,834
Elevance Health, Inc.	113	54,817
Humana, Inc.	307	147,906
McKesson Corp.	367	134,689
Molina Healthcare, Inc.(c)	469	158,227
UnitedHealth Group, Inc.	296	153,722

		1,057,788

Life Sciences Tools & Services – 0.3%
Bio-Rad Laboratories, Inc. – Class A(c)	123	59,660
Mettler-Toledo International, Inc.(c)	116	140,645
Sartorius Stedim Biotech	26	9,510
Thermo Fisher Scientific, Inc.	33	17,995

		227,810

Pharmaceuticals – 2.2%
Bayer AG	2,443	129,205
Eli Lilly & Co.	807	243,093
Johnson & Johnson	517	83,413
Merck & Co., Inc.	3,514	299,955
Novo Nordisk A/S – Class B	3,108	332,288
Pfizer, Inc.	4,192	189,604
Roche Holding AG	1,063	350,127
Takeda Pharmaceutical Co., Ltd.	4,600	127,144

		1,754,829

		3,501,466

Financials – 4.4%
Banks – 1.7%
Australia & New Zealand Banking Group Ltd.	514	7,946
Bank Leumi Le-Israel BM	9,057	95,743
CaixaBank SA	1,875	5,662
Commerzbank AG(c)	8,462	56,305
DBS Group Holdings Ltd.	2,900	67,522
JPMorgan Chase & Co.	1,951	221,887
KBC Group NV	421	20,078
KeyCorp	4,622	81,763
Mitsubishi UFJ Financial Group, Inc.	10,600	54,950
National Bank of Canada	1,941	128,415
Nordea Bank Abp	11,284	104,624
Oversea-Chinese Banking Corp., Ltd.	10,500	90,501
Regions Financial Corp.	2,439	52,853
Resona Holdings, Inc.	2,600	9,571
Royal Bank of Canada	1,153	107,219
Societe Generale SA	6,120	134,918
Standard Chartered PLC	652	4,516
Toronto-Dominion Bank (The)	1,006	64,718

		1,309,191

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Capital Markets – 0.5%
Ameriprise Financial, Inc.	130	$34,841
Carlyle Group, Inc. (The)	3,080	100,192
CME Group, Inc.	277	54,184
Goldman Sachs Group, Inc. (The)	204	67,865
Houlihan Lokey, Inc.	751	58,954
Morgan Stanley	364	31,020
Partners Group Holding AG	25	24,131
Singapore Exchange Ltd.	5,800	39,359

		410,546

Consumer Finance – 0.1%
Ally Financial, Inc.	3,444	114,341

Diversified Financial Services – 0.2%
M&G PLC	52,843	119,923

Insurance – 1.7%
Admiral Group PLC	710	17,465
Assicurazioni Generali SpA	1,429	20,959
Aviva PLC	21,756	105,544
Fidelity National Financial, Inc.	3,474	135,833
Japan Post Holdings Co., Ltd.	18,400	126,937
Japan Post Insurance Co., Ltd.	8,000	122,541
Legal & General Group PLC	17,085	50,043
Marsh & McLennan Cos., Inc.	435	70,196
Medibank Pvt Ltd.	31,711	79,879
MetLife, Inc.	2,260	145,386
NN Group NV	3,987	163,857
Progressive Corp. (The)	544	66,722
Prudential Financial, Inc.	1,340	128,305
Sampo Oyj – Class A	1,401	63,382
Willis Towers Watson PLC	361	74,666

		1,371,715

Mortgage Real Estate Investment Trusts (REITs) – 0.2%
Annaly Capital Management, Inc.	19,242	124,111

		3,449,827

Communication Services – 2.2%
Diversified Telecommunication Services – 0.8%
BCE, Inc.	899	43,384
Comcast Corp. – Class A	2,079	75,239
HKT Trust & HKT Ltd.	59,000	79,153
Nippon Telegraph & Telephone Corp.	2,900	78,603
Orange SA	5,794	58,678

40 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Spark New Zealand Ltd.	42,249	$139,756
Telefonica SA	26,666	110,051
Telenor ASA	527	5,767

		590,631

Entertainment – 0.2%
Electronic Arts, Inc.	1,209	153,386
Ubisoft Entertainment SA(c)	518	23,887

		177,273

Interactive Media & Services – 0.7%
Alphabet, Inc. – Class A(c)	1,829	197,934
Alphabet, Inc. – Class C(c)	2,310	252,137
Auto Trader Group PLC(a)	7,116	53,731
Kakaku.com, Inc.	1,400	25,771
Meta Platforms, Inc. – Class A(c)	238	38,777

		568,350

Media – 0.4%
Interpublic Group of Cos., Inc. (The)	3,706	102,434
Omnicom Group, Inc.	1,771	118,480
Vivendi SE	9,957	90,255

		311,169

Wireless Telecommunication Services – 0.1%
SoftBank Corp.	9,277	101,706

		1,749,129

Energy – 2.1%
Oil, Gas & Consumable Fuels – 2.1%
ConocoPhillips	1,807	197,776
Devon Energy Corp.	1,527	107,837
Enbridge, Inc.	2,024	83,466
Eni SpA	10,998	129,919
EOG Resources, Inc.	1,299	157,569
Equinor ASA	6,284	243,886
Inpex Corp.	9,500	109,199
Keyera Corp.	1,130	27,842
Marathon Petroleum Corp.	1,692	170,469
ONEOK, Inc.	904	55,352
Repsol SA(c)	6,329	82,202
Shell PLC	6,082	160,978
Suncor Energy, Inc.	2,222	71,887
Woodside Energy Group Ltd.	2,470	57,374

		1,655,756

Industrials – 2.0%
Aerospace & Defense – 0.3%
BAE Systems PLC	13,423	120,889

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Dassault Aviation SA	37	$5,081
Huntington Ingalls Industries, Inc.	593	136,544

		262,514

Air Freight & Logistics – 0.1%
Nippon Express Holdings, Inc.	1,100	60,525

Airlines – 0.0%
Delta Air Lines, Inc.(c)	448	13,919

Building Products – 0.1%
Assa Abloy AB – Class B	1,566	31,718
Owens Corning	1,041	85,081

		116,799

Construction & Engineering – 0.1%
AECOM	425	31,089
Kajima Corp.	2,613	27,495

		58,584

Machinery – 0.4%
Caterpillar, Inc.	39	7,204
Cummins, Inc.	387	83,348
Mitsubishi Heavy Industries Ltd.	2,400	92,521
Snap-on, Inc.	658	143,352

		326,425

Marine – 0.3%
AP Moller – Maersk A/S – Class A	55	128,486
AP Moller – Maersk A/S – Class B	3	7,198
Kuehne & Nagel International AG	227	52,462
SITC International Holdings Co., Ltd.	18,000	45,645

		233,791

Professional Services – 0.5%
Booz Allen Hamilton Holding Corp.	1,024	97,997
RELX PLC	3,349	87,644
Robert Half International, Inc.	1,325	101,985
Wolters Kluwer NV	965	94,370

		381,996

Road & Rail – 0.2%
Aurizon Holdings Ltd.	5,114	12,934
Canadian National Railway Co.	534	63,506
Knight-Swift Transportation Holdings, Inc.	1,201	60,663

		137,103

		1,591,656

Consumer Discretionary – 1.7%
Auto Components – 0.0%
Aisin Corp.	300	8,920

42 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Automobiles – 0.5%
Tesla, Inc.(c)	1,254	$345,615

Distributors – 0.0%
LKQ Corp.	246	13,092

Hotels, Restaurants & Leisure – 0.2%
Booking Holdings, Inc.(c)	64	120,052
Darden Restaurants, Inc.	69	8,536
Marriott International, Inc./MD – Class A	134	20,601

		149,189

Household Durables – 0.1%
Persimmon PLC	3,907	66,853

Internet & Direct Marketing Retail – 0.4%
Amazon.com, Inc.(c)	2,076	263,174
ZOZO, Inc.	1,500	33,155

		296,329

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	700	52,526

Specialty Retail – 0.4%
AutoZone, Inc.(c)	117	247,948
O’Reilly Automotive, Inc.(c)	53	36,947
Ulta Beauty, Inc.(c)	133	55,843

		340,738

Textiles, Apparel & Luxury Goods – 0.0%
Pandora A/S	261	15,680

		1,288,942

Consumer Staples – 1.5%
Beverages – 0.2%
Coca-Cola Co. (The)	1,647	101,636
Heineken Holding NV	247	17,522
Keurig Dr Pepper, Inc.	882	33,622
Kirin Holdings Co., Ltd.	1,100	18,108

		170,888

Food & Staples Retailing – 0.5%
George Weston Ltd.	58	6,631
Jeronimo Martins SGPS SA	2,201	48,800
Koninklijke Ahold Delhaize NV	4,098	112,723
Kroger Co. (The)	2,740	131,355
Walmart, Inc.(c)	423	56,069

		355,578

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food Products – 0.4%
Archer-Daniels-Midland Co.	1,817	$159,696
Bunge Ltd.	1,414	140,226
Salmar ASA	672	44,438

		344,360

Household Products – 0.2%
Colgate-Palmolive Co.	957	74,847
Procter & Gamble Co., (The)	498	68,694

		143,541

Tobacco – 0.2%
Imperial Brands PLC	5,909	129,950
Philip Morris International, Inc.	357	34,090

		164,040

		1,178,407

Real Estate – 1.4%
Equity Real Estate Investment Trusts (REITs) – 1.3%
Extra Space Storage, Inc.	704	139,906
Iron Mountain, Inc.	2,625	138,101
Land Securities Group PLC	6,836	51,560
Link REIT	2,900	22,443
Medical Properties Trust, Inc.	8,300	121,263
Nippon Building Fund, Inc.	4	19,924
Public Storage	331	109,504
Simon Property Group, Inc.	1,132	115,441
Stockland	49,251	121,151
Vornado Realty Trust	872	22,864
Weyerhaeuser Co.	4,086	139,578

		1,001,735

Real Estate Management & Development – 0.1%
Nomura Real Estate Holdings, Inc.	5,200	127,753

		1,129,488

Utilities – 1.2%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	565	56,613
Endesa SA	3,490	59,860
Enel SpA	4,450	20,911
NRG Energy, Inc.	3,399	140,311
Terna – Rete Elettrica Nazionale	1,547	10,998

		288,693

Gas Utilities – 0.4%
AltaGas Ltd.	6,131	132,204
APA Group	1,473	11,107

44 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Naturgy Energy Group SA	1,532	$42,244
Snam SpA	3,016	14,335
UGI Corp.	3,262	128,849

		328,739

Independent Power and Renewable Electricity Producers – 0.1%
RWE AG	485	18,516
Uniper SE	664	3,593
Vistra Corp.	2,737	67,741

		89,850

Multi-Utilities – 0.3%
Ameren Corp.	408	37,789
E.ON SE	6,548	55,852
Sempra Energy	933	153,917

		247,558

		954,840

Materials – 1.1%
Chemicals – 0.3%
Mitsubishi Chemical Holdings Corp.	6,787	35,632
OCI NV	1,144	42,949
Sumitomo Chemical Co., Ltd.	32,600	128,324
Westlake Corp.	94	9,271

		216,176

Containers & Packaging – 0.1%
Packaging Corp. of America	668	91,463

Metals & Mining – 0.7%
Anglo American PLC	3,365	108,132
BHP Group Ltd.	2,175	59,334
Fortescue Metals Group Ltd.	9,896	122,983
Glencore PLC(c)	4,750	25,971
Rio Tinto Ltd.	1,468	93,238
Teck Resources Ltd. – Class B	3,872	131,135

		540,793

		848,432

Total Common Stocks (cost $23,444,339)		22,474,562

PREFERRED STOCKS – 5.9%
Real Estate – 5.9%
Diversified REITs – 0.9%
Armada Hoffler Properties, Inc. Series A 6.75%	7,400	192,400
Gladstone Commercial Corp. Series E 6.625%	6,051	152,425

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Global Net Lease, Inc. Series A 7.25%	4,357	$105,178
Global Net Lease, Inc. Series B 6.875%	3,646	88,817
PS Business Parks, Inc. Series X 5.25%	445	8,415
PS Business Parks, Inc. Series Y 5.20%	3,627	68,804
Vornado Realty Trust Series L 5.40%	4,225	91,767

		707,806

Health Care REITs – 0.1%
Global Medical REIT, Inc. Series A 7.50%	3,302	83,210
Healthcare Trust, Inc. Series B 7.125%	353	8,483

		91,693

Hotel & Resort REITs – 1.2%
Chatham Lodging Trust Series A 6.625%	3,885	86,480
DiamondRock Hospitality Co. 8.25%	6,828	179,508
Hersha Hospitality Trust Series C 6.875%	782	17,830
Hersha Hospitality Trust Series D 6.50%	3,923	85,168
Hersha Hospitality Trust Series E 6.50%	2,727	60,403
Pebblebrook Hotel Trust Series E 6.375%	1,194	26,650
Pebblebrook Hotel Trust Series F 6.30%	6,397	143,357

46 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pebblebrook Hotel Trust Series H 5.70%	8,025	$157,049
Summit Hotel Properties, Inc. Series E 6.25%	8,671	168,651
Summit Hotel Properties, Inc. Series F 5.875%	1,400	27,048

		952,144

Industrial REITs – 0.2%
Plymouth Industrial REIT, Inc. Series A 7.50%	2,966	76,345
Rexford Industrial Realty, Inc. Series C 5.625%	3,633	91,188

		167,533

Office REITs – 0.4%
City Office REIT, Inc. Series A 6.625%	4,636	101,204
Hudson Pacific Properties, Inc. Series C 4.75%	3,780	72,236
Vornado Realty Trust Series M 5.25%	3,061	63,699
Vornado Realty Trust Series N 5.25%	1,851	38,612

		275,751

Real Estate Development – 0.6%
Agree Realty Corp. Series A 4.25%	11,459	215,085
Necessity Retail REIT, Inc. (The) Series C 7.375%	8,150	195,111
Sunstone Hotel Investors, Inc. Series H 6.125%	3,575	81,260
Vornado Realty Trust Series O 4.45%	1,000	17,600

		509,056

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate Operating Companies – 0.1%
Brookfield Property Partners LP Series A2 6.375%	3,477	$68,740

Real Estate Services – 0.2%
CTO Realty Growth, Inc. Series A 6.375%	2,403	57,432
Sunstone Hotel Investors, Inc. Series I 5.70%	4,218	89,379

		146,811

Residential REITs – 0.5%
American Homes 4 Rent Series G 5.875%	1,615	39,761
American Homes 4 Rent Series H 6.25%	9,652	244,196
Bluerock Residential Growth REIT, Inc. Series D 7.125%	2,680	67,617
UMH Properties, Inc. Series D 6.375%	3,000	74,550

		426,124

Retail REITs – 0.6%
Cedar Realty Trust, Inc. Series C 6.50%	5,761	61,355
Kimco Realty Corp. Series M 5.25%	629	15,140
Necessity Retail REIT, Inc. (The) Series A 7.50%	1,350	32,238
Saul Centers, Inc. Series D 6.125%	6,875	158,537
Urstadt Biddle Properties, Inc. Series H 6.25%	6,790	162,620
Urstadt Biddle Properties, Inc. Series K 5.875%	1,424	32,724

		462,614

48 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Specialized REITs – 1.1%
Digital Realty Trust, Inc. Series K 5.85%		3,332	$83,600
Digital Realty Trust, Inc. Series L 5.20%		10,725	251,716
EPR Properties Series G 5.75%		1,114	24,575
National Storage Affiliates Trust Series A 6.00%		8,233	203,931
Public Storage Series F 5.15%		67	1,627
Public Storage Series H 5.60%		6,548	165,926
Public Storage Series I 4.875%		1,717	39,611
Public Storage Series J 4.70%		1,187	26,340
Public Storage Series K 4.75%		261	5,672
Public Storage Series L 4.625%		62	1,369
Public Storage Series S 4.10%		1,280	24,294

			828,661

Total Preferred Stocks (cost $5,064,934)			4,636,933

		Notional Amount
OPTIONS PURCHASED - PUTS – 1.7%
Options on Equity Indices – 1.7%
Euro STOXX 50 Index Expiration: Feb 2023; Contracts: 1,580; Exercise Price: EUR 2,950.00; Counterparty: Citibank, NA(c)	EUR	4,661,000	132,544

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

FTSE 100 Index Expiration: Feb 2023; Contracts: 340; Exercise Price: GBP 6,400.00; Counterparty: Citibank, NA(c)	GBP	2,176,000	$51,172
Nikkei 225 Index Expiration: Feb 2023; Contracts: 20,000; Exercise Price: JPY 24,250.00; Counterparty: UBS AG(c)	JPY	485,000,000	75,087
S&P 500 Index Expiration: Feb 2023; Contracts: 11,300; Exercise Price: USD 3,450.00; Counterparty: UBS AG(c)	USD	38,985,000	1,101,213

Total Options Purchased – Puts (premiums paid $1,065,697)			1,360,016

		Shares
INVESTMENT COMPANIES – 1.5%
Funds and Investment Trusts – 1.5%(g)
Vanguard Global ex-U.S. Real Estate ETF		13,474	584,098
Vanguard Real Estate ETF		6,080	565,500

Total Investment Companies (cost $1,273,985)			1,149,598

		Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Transportation - Airlines – 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.75%, 04/20/2029(a) (cost $100,000)	$	100	90,331

		Shares
SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.03%(g)(h)(i) (cost $660,667)		660,667	660,667

Total Investments – 99.5% (cost $81,697,092)			78,198,657
Other assets less liabilities – 0.5%			392,702

Net Assets – 100.0%			$78,591,359

50 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	3	September 2022	$246,246	$1,458
10 Yr Mini Japan Government Bond Futures	7	September 2022	753,385	639
Euro STOXX 50 Index Futures	53	September 2022	1,874,835	(24,414)
Euro-Bund Futures	4	September 2022	594,810	(1,974)
FTSE 100 Index Futures	9	September 2022	761,930	(8,423)
FTSE China A50 Futures	6	September 2022	81,132	(460)
FTSE KLCI Futures	16	September 2022	266,071	1,418
FTSE/JSE Top 40 Futures	8	September 2022	283,771	(14,682)
Hang Seng Index Futures	4	September 2022	505,154	5,246
Long Gilt Futures	1	December 2022	125,382	(1,662)
MSCI Emerging Markets Futures	14	September 2022	687,330	(25,311)
OMXS 30 Index Futures	2	September 2022	36,004	(1,344)
S&P 500 E-Mini Futures	53	September 2022	10,484,725	(483,935)
S&P TSX 60 Index Futures	1	September 2022	177,409	4,582
SET 50 Futures	108	September 2022	586,110	25,330
TOPIX Index Futures	10	September 2022	1,412,273	8,412
U.S. T-Note 10 Yr (CBT) Futures	38	December 2022	4,442,438	(25,957)
Sold Contracts
10 Yr Canadian Bond Futures	2	December 2022	189,729	256
FTSE 100 Index Futures	4	September 2022	338,636	9,560
FTSE Taiwan Index Futures	11	September 2022	575,080	(257)
Long Gilt Futures	2	December 2022	250,765	4,900
Mexican BOLSA Index Futures	3	September 2022	66,836	5,612
MSCI Singapore IX ETS Futures	26	September 2022	537,136	12,626
S&P 500 E-Mini Futures	1	September 2022	197,825	8,573
SGX Nifty 50 Futures	11	September 2022	385,220	1,722
SPI 200 Futures	3	September 2022	354,510	456
U.S. T-Note 10 Yr (CBT) Futures	5	December 2022	584,531	3,556
WIG 20 Index Futures	46	September 2022	299,489	37,916

				$(456,157)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	PEN	416	USD	108	09/15/2022	$(562)
Barclays Bank PLC	CLP	352,883	USD	368	09/15/2022	(24,733)
Barclays Bank PLC	PEN	826	USD	214	09/15/2022	(418)
Barclays Bank PLC	USD	309	PEN	1,203	09/15/2022	3,125
Barclays Bank PLC	SEK	2,489	USD	243	09/21/2022	9,487
Barclays Bank PLC	USD	169	CAD	217	09/21/2022	(3,949)
Barclays Bank PLC	INR	87	USD	1	09/28/2022	1
Barclays Bank PLC	CNH	3,123	USD	464	10/20/2022	11,939

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	TWD	18,892	USD	636	10/21/2022	$12,852
Barclays Bank PLC	IDR	6,682,076	USD	447	10/27/2022	(2,273)
Barclays Bank PLC	IDR	4,426,521	USD	301	10/27/2022	3,139
Barclays Bank PLC	PHP	12,685	USD	227	10/27/2022	1,969
Barclays Bank PLC	USD	367	IDR	5,574,175	10/27/2022	7,368
Barclays Bank PLC	USD	107	IDR	1,595,716	10/27/2022	(110)
Barclays Bank PLC	USD	374	KRW	487,735	10/27/2022	(10,064)
Barclays Bank PLC	MYR	1,838	USD	413	12/15/2022	2,677
Barclays Bank PLC	MYR	1,659	USD	370	12/15/2022	(357)
Barclays Bank PLC	USD	670	MYR	2,959	12/15/2022	(9,227)
BNP Paribas SA	USD	1	COP	4,696	09/15/2022	28
Citibank, NA	KRW	649,831	USD	495	10/27/2022	10,962
Citibank, NA	USD	222	PHP	12,621	10/27/2022	1,902
Credit Suisse International	PEN	695	USD	180	09/15/2022	65
Credit Suisse International	USD	82	CLP	72,387	09/15/2022	(1,351)
Credit Suisse International	USD	293	INR	23,369	09/28/2022	400
Credit Suisse International	TWD	2,990	USD	98	10/21/2022	(255)
Credit Suisse International	USD	152	KRW	198,436	10/27/2022	(3,665)
Deutsche Bank AG	BRL	2,604	USD	503	09/02/2022	2,262
Deutsche Bank AG	USD	481	BRL	2,604	09/02/2022	19,190
Deutsche Bank AG	USD	89	COP	385,246	09/15/2022	(1,712)
Deutsche Bank AG	USD	230	INR	18,296	09/28/2022	(3)
Deutsche Bank AG	USD	1	INR	87	09/28/2022	– 0	–
Deutsche Bank AG	CNH	2,260	USD	334	10/20/2022	6,309
Deutsche Bank AG	USD	387	CNH	2,603	10/20/2022	(10,137)
Deutsche Bank AG	USD	120	IDR	1,818,625	10/27/2022	2,459
Deutsche Bank AG	THB	18,421	USD	522	11/10/2022	14,536
Goldman Sachs Bank USA	BRL	648	USD	122	09/02/2022	(2,195)
Goldman Sachs Bank USA	USD	125	BRL	648	09/02/2022	(563)
Goldman Sachs Bank USA	USD	142	COP	602,165	09/15/2022	(6,231)
Goldman Sachs Bank USA	USD	113	PEN	446	09/15/2022	2,549
Goldman Sachs Bank USA	CHF	516	USD	546	09/21/2022	17,688
Goldman Sachs Bank USA	USD	43	INR	3,447	09/28/2022	(39)
Goldman Sachs Bank USA	CNH	2,254	USD	334	10/20/2022	7,412
Goldman Sachs Bank USA	USD	26	TWD	765	10/21/2022	(502)
HSBC Bank USA	USD	294	TWD	8,763	10/21/2022	(5,337)
HSBC Bank USA	KRW	173,690	USD	134	10/27/2022	4,136
JPMorgan Chase Bank, NA	USD	192	CLP	196,217	09/15/2022	26,866
JPMorgan Chase Bank, NA	USD	123	CLP	109,730	09/15/2022	(1,329)
JPMorgan Chase Bank, NA	USD	106	COP	495,438	09/15/2022	5,686
JPMorgan Chase Bank, NA	SEK	3,858	USD	379	09/21/2022	16,416
JPMorgan Chase Bank, NA	USD	413	CAD	529	09/21/2022	(10,156)
JPMorgan Chase Bank, NA	USD	43	INR	3,447	09/28/2022	(38)
JPMorgan Chase Bank, NA	USD	85	CNH	573	10/20/2022	(1,933)
JPMorgan Chase Bank, NA	USD	313	TWD	9,329	10/21/2022	(5,084)
JPMorgan Chase Bank, NA	IDR	783,649	USD	53	10/27/2022	310
JPMorgan Chase Bank, NA	KRW	205,960	USD	157	10/27/2022	3,798
JPMorgan Chase Bank, NA	USD	296	IDR	4,483,932	10/27/2022	5,323
Morgan Stanley Capital Services, Inc.	BRL	1,956	USD	389	09/02/2022	13,120
Morgan Stanley Capital Services, Inc.	USD	378	BRL	1,956	09/02/2022	(1,699)
Morgan Stanley Capital Services, Inc.	USD	386	BRL	1,956	10/04/2022	(12,972)

52 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	121	MYR	539	12/15/2022	$(1,021)
State Street Bank & Trust Co.	CZK	12,356	USD	504	09/09/2022	(1,819)
State Street Bank & Trust Co.	CZK	2,600	USD	107	09/09/2022	392
State Street Bank & Trust Co.	HUF	62,260	USD	162	09/09/2022	6,134
State Street Bank & Trust Co.	PLN	1,391	USD	289	09/09/2022	(6,448)
State Street Bank & Trust Co.	USD	420	HUF	170,605	09/09/2022	7,305
State Street Bank & Trust Co.	USD	240	HUF	93,561	09/09/2022	(5,592)
State Street Bank & Trust Co.	USD	394	PLN	1,869	09/09/2022	3,317
State Street Bank & Trust Co.	USD	178	PLN	826	09/09/2022	(2,615)
State Street Bank & Trust Co.	AUD	269	USD	188	09/21/2022	4,407
State Street Bank & Trust Co.	CAD	1,003	USD	774	09/21/2022	9,601
State Street Bank & Trust Co.	CHF	51	USD	54	09/21/2022	1,981
State Street Bank & Trust Co.	EUR	320	USD	330	09/21/2022	8,279
State Street Bank & Trust Co.	EUR	262	USD	263	09/21/2022	(1,236)
State Street Bank & Trust Co.	GBP	431	USD	513	09/21/2022	12,263
State Street Bank & Trust Co.	NOK	4,563	USD	477	09/21/2022	17,189
State Street Bank & Trust Co.	NZD	276	USD	172	09/21/2022	3,440
State Street Bank & Trust Co.	SEK	1,019	USD	99	09/21/2022	2,971
State Street Bank & Trust Co.	USD	116	AUD	168	09/21/2022	(523)
State Street Bank & Trust Co.	USD	309	CAD	401	09/21/2022	(3,224)
State Street Bank & Trust Co.	USD	327	EUR	321	09/21/2022	(4,156)
State Street Bank & Trust Co.	USD	452	GBP	383	09/21/2022	(6,687)
State Street Bank & Trust Co.	USD	501	JPY	66,627	09/21/2022	(20,608)
State Street Bank & Trust Co.	USD	180	NOK	1,746	09/21/2022	(4,668)
State Street Bank & Trust Co.	USD	506	NZD	801	09/21/2022	(15,840)
State Street Bank & Trust Co.	USD	365	SEK	3,776	09/21/2022	(10,703)
State Street Bank & Trust Co.	USD	138	NOK	1,379	09/22/2022	933
State Street Bank & Trust Co.	MXN	3,622	USD	175	09/29/2022	(3,908)
State Street Bank & Trust Co.	MXN	3,862	USD	192	09/29/2022	1,348
State Street Bank & Trust Co.	USD	177	MXN	3,646	09/29/2022	3,392
State Street Bank & Trust Co.	USD	442	MXN	8,853	09/29/2022	(4,564)
State Street Bank & Trust Co.	ZAR	5,735	USD	343	10/13/2022	9,186
State Street Bank & Trust Co.	NZD	210	USD	130	11/18/2022	1,338

						$96,944

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	5.32%	USD	2,406	$5,426	$11,318	$(5,892)
iTraxx Xover Series 37, 5 Year Index, 06/20/2027*	(5.00)	Quarterly	5.91	EUR	630	14,887	15,805	(918)

						$20,313	$27,123	$(6,810)

*	Termination date

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	290	01/15/2025	2.565%	CPI#	Maturity	$29,554	$	– 0	–	$29,554
USD	145	01/15/2025	2.585%	CPI#	Maturity	14,662		– 0	–	14,662
USD	145	01/15/2025	2.613%	CPI#	Maturity	14,503		– 0	–	14,503
USD	100	01/15/2026	CPI#	3.766%	Maturity	(4,511)		– 0	–	(4,511)
USD	30	01/15/2026	CPI#	3.765%	Maturity	(1,355)		– 0	–	(1,355)
USD	700	01/15/2027	CPI#	3.320%	Maturity	(43,693)		– 0	–	(43,693)
USD	620	01/15/2027	CPI#	3.466%	Maturity	(33,103)		(738)		(32,365)
USD	370	01/15/2027	CPI#	3.323%	Maturity	(23,027)		– 0	–	(23,027)
USD	1,170	01/15/2028	0.735%	CPI#	Maturity	274,697		– 0	–	274,697
USD	1,080	01/15/2028	1.230%	CPI#	Maturity	214,681		– 0	–	214,681
USD	310	01/15/2028	1.230%	CPI#	Maturity	61,621		– 0	–	61,621
USD	850	01/15/2029	CPI#	3.390%	Maturity	(34,564)		– 0	–	(34,564)
USD	800	01/15/2029	CPI#	3.735%	Maturity	(9,215)		– 0	–	(9,215)
USD	710	01/15/2029	CPI#	3.331%	Maturity	(32,362)		– 0	–	(32,362)
USD	630	01/15/2030	1.585%	CPI#	Maturity	119,463		– 0	–	119,463
USD	75	01/15/2030	1.572%	CPI#	Maturity	14,312		– 0	–	14,312
USD	75	01/15/2030	1.587%	CPI#	Maturity	14,208		– 0	–	14,208
USD	250	01/15/2031	2.782%	CPI#	Maturity	21,491		– 0	–	21,491
USD	230	01/15/2031	2.989%	CPI#	Maturity	14,975		– 0	–	14,975
USD	220	01/15/2031	2.680%	CPI#	Maturity	21,148		– 0	–	21,148
USD	360	01/15/2032	CPI#	3.064%	Maturity	(18,912)		– 0	–	(18,912)
USD	80	04/15/2032	CPI#	2.909%	Maturity	(5,288)		– 0	–	(5,288)

						$609,285		$(738)		$610,023

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	820	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	$(37,220)	$	– 0	–	$(37,220)
USD	3,800	01/15/2027	1 Day SOFR	2.982%	Annual	(17,175)		– 0	–	(17,175)
USD	145	10/09/2029	3 Month LIBOR	1.476%	Quarterly/ Semi-Annual	(15,991)		– 0	–	(15,991)
USD	145	10/09/2029	3 Month LIBOR	1.479%	Quarterly/ Semi-Annual	(15,961)		– 0	–	(15,961)
USD	1,100	01/15/2030	1 Day SOFR	1.982%	Annual	(67,542)		– 0	–	(67,542)
CHF	90	09/17/2031	1 Day SARON	(0.181)%	Annual	(13,246)		(694)		(12,552)
CHF	60	11/19/2031	1 Day SARON	0.100%	Annual	(7,969)		– 0	–	(7,969)

54 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
NZD	300	12/08/2031	3 Month BKBM	2.513%	Quarterly/ Semi-Annual	$(22,637)	$	– 0	–	$(22,637)
USD	300	04/15/2032	1.284%	1 Day SOFR	Annual	41,450		– 0	–	41,450
NOK	1,480	05/25/2032	6 Month NIBOR	2.913%	Semi-Annual/ Annual	(6,935)		– 0	–	(6,935)
NOK	770	06/15/2032	6 Month NIBOR	3.335%	Semi-Annual/ Annual	(949)		– 0	–	(949)
NZD	310	07/11/2032	3 Month BKBM	3.815%	Quarterly/ Semi-Annual	(4,369)		– 0	–	(4,369)
CHF	190	07/11/2032	1 Day SARON	1.580%	Annual	(1,665)		– 0	–	(1,665)
NOK	950	07/21/2032	6 Month NIBOR	3.140%	Semi-Annual/ Annual	(3,189)		– 0	–	(3,189)
SEK	40	08/22/2032	2.370%	3 Month STIBOR	Annual/ Quarterly	145		– 0	–	145
USD	400	02/15/2041	1 Day SOFR	1.770%	Annual	(63,456)		– 0	–	(63,456)

						$(236,709)		$(694)		$(236,015)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	6	$(1,273)	$(549)	$(724)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	51	(11,137)	(6,197)	(4,940)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2	(478)	(208)	(270)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3	(636)	(343)	(293)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	40	(8,592)	(3,744)	(4,848)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	59	(12,888)	(5,472)	(7,416)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	101	(21,956)	(11,770)	(10,186)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	5	$(1,114)	$(617)	$(497)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	19	(4,136)	(2,292)	(1,844)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	51	(10,979)	(4,525)	(6,454)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	109	(23,707)	(14,841)	(8,866)

						$(96,896)	$(50,558)	$(46,338)

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD 195	10/09/2029	1.125%	SIFMA	*	Quarterly	$17,569	$	– 0	–	$17,569

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABUSCG(1)	OBFR Plus 0.10%	Maturity	USD	6,138	09/23/2022	$(136,170)
MLABWGC1(2)	OBFR Plus 0.22%	Maturity	USD	11,496	09/23/2022	(225,053)
Morgan Stanley Capital Services LLC
KOSPI 200 Futures	0.00%	Maturity	KRW	120	09/08/2022	1,251
KOSPI 200 Futures	0.00%	Maturity	KRW	60	09/08/2022	531
KOSPI 200 Futures	0.00%	Maturity	KRW	180	09/08/2022	(4,832)
Swiss Market Index Futures	0.00%	Maturity	CHF	217	09/16/2022	(10,352)
Pay Total Return on Reference Obligation
Bank of America, NA
MSCI Daily TR Gross World USD Index	OBFR Plus 0.31%	Maturity	USD	8,906	02/28/2023	(26,143)

56 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
S&P 500 Total Return Index	FedFundEffective Plus 0.29%	Quarterly	USD	6,197	03/01/2023	$(61,397)
JPMorgan Chase Bank, NA
MSCI Daily TR Gross World USD Index	SOFR Plus 0.10%	Quarterly	USD	2,664	02/28/2023	206,892
Morgan Stanley Capital Services LLC
IBOVESPA Futures	0.00%	Maturity	BRL	778	10/13/2022	4,265

						$(251,008)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At August 31, 2022, the aggregate market value of these securities amounted to $5,621,452 or 7.2% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Defaulted matured security.

(f)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(g)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(h)	The rate shown represents the 7-day yield as of period end.

(i)	Affiliated investments.

As of August 31, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.8% and 0.0%, respectively.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 57

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CPI – Consumer Price Index

ETF – Exchange Traded Fund

ETM – Escrowed to Maturity

ETS – Emission Trading Scheme

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

JSE – Johannesburg Stock Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OBFR – Overnight Bank Funding Rate

OMXS – Stockholm Stock Exchange

REIT – Real Estate Investment Trust

SARON – Swiss Average Rate Overnight

SET – Stock Exchange of Thailand

SGX – Singapore Exchange

SOFR – Secured Overnight Financing Rate

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

UPMC – University of Pittsburgh Medical Center

WIG – Warszawski Indeks Gieldowy

(1)	The following table represents the long equity basket holdings underlying the total return swap in MLABUSCG as of August 31, 2022.

Security Description	Shares	Current Notional		Percent of Basket’s Value
Microsoft Corp.	2,292	USD	599,369	9.8%
Mastercard, Inc.	1,661		538,787	8.8%
Abbott Laboratories	4,156		426,636	7.0%
Charles Schwab Corp. (The)	5,955		422,520	6.9%
CDW Corp./DE	2,243		382,825	6.2%
Amazon.com, Inc.	2,997		379,874	6.2%
IQVIA Holdings, Inc.	1,765		375,428	6.1%
Automatic Data Processing, Inc.	1,437		351,212	5.7%
NIKE, Inc.	3,227		343,533	5.6%
American Tower Corp.	1,300		330,208	5.4%
Amphenol Corp.	3,732		274,429	4.4%
Zoetis, Inc.	1,712		267,997	4.4%
TJX Cos., Inc. (The)	4,189		261,188	4.2%
Aptiv PLC	2,549		238,171	3.9%
Stericycle, Inc.	4,487		224,745	3.7%
Constellation Brands, Inc.	909		223,741	3.6%
Cooper Cos., Inc. (The)	705		202,642	3.3%
Meta Platforms, Inc.	1,187		193,461	3.2%
Eaton Corp. PLC	741		101,216	1.6%

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PORTFOLIO OF INVESTMENTS (continued)

(2)	The following table represents the 50 largest long equity basket holdings underlying the total return swap in MLABWGC1 as of August 31, 2022.

Security Description	Shares	Current Notional		Percent of Basket’s Value
Microsoft Corp.	2,642	USD	690,877	6.0%
Alphabet, Inc.	4,229		461,549	4.0%
Otis Worldwide Corp.	5,823		420,553	3.7%
Asahi Group Holdings Ltd	11,974		403,645	3.5%
Visa, Inc.	1,910		379,470	3.3%
Goldman Sachs Group, Inc. (The)	1,130		375,876	3.3%
Samsung Electronics Co., Ltd.	8,109		361,956	3.1%
PayPal Holdings, Inc.	3,550		331,719	2.9%
Elevance Health, Inc.	675		327,262	2.8%
Starbucks Corp.	3,882		326,357	2.8%
Shell PLC	120		318,817	2.8%
Meta Platforms, Inc.	1,944		316,759	2.8%
Cognizant Technology Solutions Corp.	4,937		311,850	2.7%
Comcast Corp.	7,752		280,550	2.4%
Roche Holding AG	839		271,089	2.4%
Sanofi	3,202		264,615	2.3%
Amazon.com, Inc.	2,070		262,430	2.3%
CBRE Group, Inc.	3,228		254,874	2.2%
Coca-Cola Co. (The)	3,916		241,642	2.1%
Galaxy Entertainment Group Ltd.	40,098		225,298	2.0%
Thermo Fisher Scientific, Inc.	409		222,816	1.9%
Akamai Technologies, Inc.	2,390		215,769	1.9%
Parker-Hannifin Corp.	791		209,721	1.8%
Mitsubishi UFJ Financial Group, Inc.	40,169		208,949	1.8%
Prosus NV	3,300		204,933	1.8%
Medtronic PLC	2,317		203,695	1.8%
Electronic Arts, Inc.	1,599		202,917	1.8%
Applied Materials, Inc.	2,097		197,261	1.7%
Dover Corp.	1,430		178,732	1.6%
Linde PLC	612		173,215	1.5%
SAP SE	1,914		163,492	1.4%
Credit Suisse Group AG	30,812		159,749	1.4%
Volvo AB - Class B	9,841		156,664	1.4%
Compass Group PLC	65		140,766	1.2%
Wells Fargo & Co	2,903		126,876	1.1%
Iberdrola SA	11,987		125,181	1.1%
Koninklijke Philips NV	6,699		112,142	1.0%
Alibaba Group Holding Ltd.	9,301		111,742	1.0%
NIKE, Inc.	907		96,547	0.8%
Cheniere Energy, Inc.	602		96,495	0.8%
Citigroup, Inc.	1,958		95,550	0.8%
Kering SA	166		84,113	0.7%
ABN AMRO Bank NV (GDR)	8,603		82,826	0.7%
Neste Oyj	1,558		77,176	0.7%
Yum China Holdings, Inc.	1,483		74,322	0.6%
London Stock Exchange Group PLC	8		72,168	0.6%
Infineon Technologies AG	2,870		70,133	0.6%
Moody’s Corp.	211		59,984	0.5%
adidas AG	389		58,061	0.5%
Service Corp. International/US	164		10,117	0.1%
Other Long	6,122		682,409	6.0%

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

August 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $81,036,425)	$77,537,990
Affiliated issuers (cost $660,667)	660,667
Cash collateral due from broker	2,210,660
Foreign currencies, at value (cost $252,366)	247,416
Unaffiliated interest and dividends receivable	645,193
Unrealized appreciation on forward currency exchange contracts	307,450
Unrealized appreciation on total return swaps	212,939
Receivable due from Adviser	67,181
Receivable for shares of beneficial interest sold	24,301
Receivable for variation margin on centrally cleared swaps	20,450
Unrealized appreciation on interest rate swaps	17,569
Affiliated dividends receivable	3,085

Total assets	81,954,901

Liabilities
Due to custodian	78,615
Cash collateral due to broker	1,231,000
Payable for investment securities purchased	743,142
Unrealized depreciation on total return swaps	463,947
Unrealized depreciation on forward currency exchange contracts	210,506
Payable for variation margin on futures	197,134
Market value on credit default swaps (net premiums received $50,558)	96,896
Payable for shares of beneficial interest redeemed	35,877
Distribution fee payable	10,275
Transfer Agent fee payable	2,747
Payable for terminated centrally cleared interest rate swaps	1,006
Trustees’ fees payable	14
Accrued expenses	292,383

Total liabilities	3,363,542

Net Assets	$78,591,359

Composition of Net Assets
Shares of beneficial interest, at par	$73
Additional paid-in capital	90,287,105
Accumulated loss	(11,695,819)

Net Assets	$78,591,359

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$40,389,013	3,763,867	$10.73	*

C	$1,564,492	142,578	$10.97

Advisor	$36,637,854	3,408,915	$10.75

*	The maximum offering price per share for Class A shares was $11.21 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended August 31, 2022

Investment Income
Interest	$1,706,944
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $48,513)	1,028,037
Affiliated issuers	8,205	$2,743,186

Expenses
Advisory fee (see Note B)	532,631
Distribution fee—Class A	118,497
Distribution fee—Class C	19,021
Transfer agency—Class A	29,548
Transfer agency—Class C	1,303
Transfer agency—Advisor Class	29,587
Custody and accounting	250,262
Audit and tax	94,775
Registration fees	50,920
Legal	37,668
Printing	24,954
Trustees’ fees	19,013
Miscellaneous	40,388

Total expenses	1,248,567
Less: expenses waived and reimbursed by the Adviser (see Note B)	(399,151)

Net expenses		849,416

Net investment income		1,893,770

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(162,535)
Investment transactions(a)		(4,125,043)
Forward currency exchange contracts		28,038
Futures		(1,378,315)
Swaps		(1,122,150)
Foreign currency transactions		(268,018)
Net change in unrealized appreciation/depreciation of:
Investments		(9,081,779)
Forward currency exchange contracts		(127,088)
Futures		(1,020,989)
Swaps		(404,550)
Foreign currency denominated assets and liabilities		(105,864)

Net loss on investment and foreign currency transactions		(17,768,293)

Net Decrease in Net Assets from Operations		$(15,874,523)

(a)	Net of foreign realized capital gains taxes of $233.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2022	Year Ended August 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,893,770	$2,001,844
Net realized gain (loss) on investment and foreign currency transactions	(7,028,023)	8,612,596
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(10,740,270)	1,930,401
Contributions from Affiliates (see Note B)	– 0	–	77

Net increase (decrease) in net assets from operations	(15,874,523)	12,544,918
Distributions to Shareholders
Class A	(1,623,960)	(1,655,580)
Class C	(49,812)	(72,699)
Advisor Class	(1,726,644)	(1,075,197)
Return of Capital
Class A	(145,258)	– 0	–
Class C	(4,455)	– 0	–
Advisor Class	(154,444)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	1,922,293	(3,564,890)

Total increase (decrease)	(17,656,803)	6,176,552
Net Assets
Beginning of period	96,248,162	90,071,610

End of period	$78,591,359	$96,248,162

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

August 31, 2022

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Managed All Market Income Portfolio (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$46,776,550		$	– 0	–	$46,776,550
Short-Term Municipal Notes		– 0	–	1,050,000			– 0	–	1,050,000
Common Stocks:
Information Technology		4,956,849		169,770			– 0	–	5,126,619
Health Care		2,544,936		956,530			– 0	–	3,501,466
Financials		1,863,471		1,586,356			– 0	–	3,449,827
Communication Services		981,771		767,358			– 0	–	1,749,129
Energy		872,198		783,558			– 0	–	1,655,756
Industrials		824,688		766,968			– 0	–	1,591,656
Consumer Discretionary		1,111,808		177,134			– 0	–	1,288,942
Consumer Staples		806,866		371,541			– 0	–	1,178,407
Real Estate		786,657		342,831			– 0	–	1,129,488
Utilities		717,424		237,416			– 0	–	954,840
Materials		231,869		616,563			– 0	–	848,432
Preferred Stocks		4,636,933		– 0	–		– 0	–	4,636,933
Options Purchased—Puts		– 0	–	1,360,016			– 0	–	1,360,016
Investment Companies		1,149,598		– 0	–		– 0	–	1,149,598
Corporates—Non-Investment Grade		– 0	–	90,331			– 0	–	90,331
Short-Term Investments		660,667		– 0	–		– 0	–	660,667

Total Investments in Securities		22,145,735		56,052,922			– 0	–	78,198,657
Other Financial Instruments(a):
Assets:
Futures		132,262		– 0	–		– 0	–	132,262	(b)
Forward Currency Exchange Contracts		– 0	–	307,450			– 0	–	307,450
Centrally Cleared Credit Default Swaps		– 0	–	20,313			– 0	–	20,313	(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	815,315			– 0	–	815,315	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	41,595			– 0	–	41,595	(b)
Interest Rate Swaps		– 0	–	17,569			– 0	–	17,569
Total Return Swaps		– 0	–	212,939			– 0	–	212,939
Liabilities:
Futures		(588,419)		– 0	–		– 0	–	(588,419	)(b)
Forward Currency Exchange Contracts		– 0	–	(210,506)			– 0	–	(210,506)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(206,030)			– 0	–	(206,030	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(278,304)			– 0	–	(278,304	)(b)
Credit Default Swaps		– 0	–	(96,896)			– 0	–	(96,896)
Total Return Swaps		– 0	–	(463,947)			– 0	–	(463,947)

Total		$21,689,578		$56,212,420		$	– 0	–	$77,901,998

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund has a tax year-end of June 30 concurrent with the filing of the Fund’s tax return.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest

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NOTES TO FINANCIAL STATEMENTS (continued)

income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or to bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs), on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of the daily average net assets for the Class A, Class C and Advisor Class shares, respectively. For the year ended August 31, 2022, such reimbursement amounted to $393,057. The Expense Caps will remain in effect through December 31, 2022.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency

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NOTES TO FINANCIAL STATEMENTS (continued)

services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $32,523 for the year ended August 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $461 from the sale of Class A shares and received $58 and $277 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2022, such waiver amounted to $2,536.

In connection with the Fund’s investments in AB All Market Real Return Portfolio, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until February 28, 2023. For the year ended August 31, 2022, such waivers and/or reimbursements amounted to $3,558.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2022 is as follows:

											Distributions
Fund	Market Value 8/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/22 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$2,985	$61,515	$63,839	$	– 0	–	$	– 0	–	$661	$8	$	– 0	–

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													Distributions
Fund	Market Value 8/31/21 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/22 (000)			Dividend Income (000)			Realized Gains (000)
AB Bond Fund, Inc. – AB All Market Real Return Portfolio	$	– 0	–	$1,915	$1,752	$(163)	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–

Total						$(163)	$	– 0	–		$661			$8		$	– 0	–

During the year ended August 31, 2021, the Adviser reimbursed the Fund $77 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$64,985,359		$67,548,884
U.S. government securities	– 0	–	165,553

As of August 31, 2022, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$81,975,438

Gross unrealized appreciation	$3,329,592
Gross unrealized depreciation	(7,177,653)

Net unrealized depreciation	$(3,848,061)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

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fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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During the year ended August 31, 2022, the Fund held purchased options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2022, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include

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provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended August 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$10,809	*	Receivable/ Payable for variation margin on futures	$29,593	*

Equity contracts	Receivable/ Payable for variation margin on futures	121,453	*	Receivable/ Payable for variation margin on futures	558,826	*

Credit contracts				Receivable/ Payable for variation margin on centrally cleared swaps	6,810	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared swaps	$856,910	*	Receivable/ Payable for variation margin on centrally cleared swaps	$482,902	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	307,450		Unrealized depreciation on forward currency exchange contracts	210,506

Equity contracts	Investments in securities, at value	1,360,016

Interest rate contracts	Unrealized appreciation on interest rate swaps	17,569

Credit contracts				Market value on credit default swaps	96,896

Equity contracts	Unrealized appreciation on total return swaps	212,939		Unrealized depreciation on total return swaps	463,947

Total		$2,887,146			$1,849,480

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(852,931)	$(75,354)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(525,384)	(945,635)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	28,038	(127,088)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,189,308)	481,020

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(521,046)	(162,221)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(103,555)	(8,815)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(497,549)	(233,514)

Total		$(3,661,735)	$(1,071,607)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2022:

Futures:
Average notional amount of buy contracts	$29,948,745
Average notional amount of sale contracts	$7,525,403
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$28,827,049
Average principal amount of sale contracts	$29,418,077
Purchased Options:
Average notional amount	$60,857,021
Interest Rate Swaps:
Average notional amount	$285,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$7,100,625
Centrally Cleared Inflation Swaps:
Average notional amount	$8,297,692
Credit Default Swaps:
Average notional amount of sale contracts	$574,362
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,549,510
Average notional amount of sale contracts	$5,984,377	(a)
Total Return Swaps:
Average notional amount	$22,401,333

(a)	Positions were open for two months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$52,557	$(51,131)		$	– 0	–	$	– 0	–	$1,426
BNP Paribas SA	28	– 0	–		– 0	–		– 0	–	28
Citibank, NA/Citigroup Global Markets, Inc.	214,149	(12,410)			(90,000)			– 0	–	111,739
Credit Suisse International	465	(465)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	44,756	(11,852)			– 0	–		– 0	–	32,904
Goldman Sachs Bank USA	27,649	(27,649)			– 0	–		– 0	–	– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
HSBC Bank USA	$4,136	$(4,136)	$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Chase Bank, NA	265,291	(18,540)	– 0	–	– 0	–	246,751
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	19,167	(19,167)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	93,476	(92,591)	– 0	–	– 0	–	885
UBS AG	1,176,300	– 0	–	(1,141,000)	35,300

Total	$1,897,974	$(237,941)	$(1,231,000)	$	– 0	–	$429,033	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$449,325	$	– 0	–	$(297,000)	$	– 0	–	$152,325
Barclays Bank PLC	51,131	(51,131)	– 0	–	– 0	–	– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	12,410	(12,410)	– 0	–	– 0	–	– 0	–
Credit Suisse International	49,821	(465)	– 0	–	– 0	–	49,356
Deutsche Bank AG	11,852	(11,852)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	49,466	(27,649)	(21,817)	– 0	–	– 0	–
HSBC Bank USA	5,337	(4,136)	– 0	–	– 0	–	1,201
JPMorgan Chase Bank, NA	18,540	(18,540)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	30,876	(19,167)	– 0	–	– 0	–	11,709
State Street Bank & Trust Co.	92,591	(92,591)	– 0	–	– 0	–	– 0	–

Total	$771,349	$(237,941)	$(318,817)	$	– 0	–	$214,591	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign

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currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021

Class A
Shares sold	53,519	22,718	$656,267	$282,212

Shares issued in reinvestment of dividends and distributions	128,096	116,701	1,573,447	1,452,606

Shares converted from Class C	19,435	108,239	225,540	1,360,446

Shares redeemed	(500,924)	(807,608)	(5,907,388)	(10,111,097)

Net decrease	(299,874)	(559,950)	$(3,452,134)	$(7,015,833)

Class C
Shares sold	23,142	6,955	$270,685	$87,721

Shares issued in reinvestment of dividends and distributions	3,892	5,290	49,323	66,843

Shares converted to Class A	(19,013)	(106,049)	(225,540)	(1,360,446)

Shares redeemed	(46,759)	(67,354)	(580,835)	(845,748)

Net decrease	(38,738)	(161,158)	$(486,367)	$(2,051,630)

Advisor Class
Shares sold	1,546,113	914,429	$19,455,659	$11,625,588

Shares issued in reinvestment of dividends and distributions	131,237	63,877	1,610,301	797,031

Shares redeemed	(1,322,990)	(563,557)	(15,205,166)	(6,920,046)

Net increase	354,360	414,749	$5,860,794	$5,502,573

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Foreign (Non-U.S.) Risk—The Fund’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a

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NOTES TO FINANCIAL STATEMENTS (continued)

subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts,

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NOTES TO FINANCIAL STATEMENTS (continued)

reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period through August 31, 2022 and the tax years ended June 30, 2022 and August 31, 2021 were as follows:

	July 1, 2022 to August 31, 2022		September 1, 2021 to June 30, 2022	September 1, 2020 to August 31, 2021
Distributions paid from:
Ordinary income	$69,202		$631,992	$1,525,942
Net long-term capital gains	– 0	–	1,587,432	4,701

Total taxable distributions paid	$69,202		$2,219,424	$1,530,643

Tax-exempt income	265,285		846,505	1,272,833
Return of Capital	– 0	–	304,157	– 0	–

Total distributions paid	$334,487		$3,370,086	$2,803,476

As of June 30, 2022, the Fund’s most recent tax year-end, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(5,186,076	)(a)
Other losses	(600,675	)(b)
Unrealized appreciation/(depreciation)	(6,357,223	)(c)

Total accumulated earnings/(deficit)	$(12,143,974)

(a)	As of June 30, 2022, the Fund had a net capital loss carryforward of $5,166,612. As of June 30, 2022, the cumulative deferred loss on straddles was $19,464.

(b)	As of June 30, 2022, the Fund had a qualified late-year ordinary loss deferral of $600,675.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of callable bonds.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2022, the Fund’s most recent tax year end, the Fund had a net short-term capital loss carryforward of $3,418,703 and a net long-term capital loss carryforward of $1,747,909, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.17	$ 11.83	$ 12.75	$ 12.68	$ 13.93

Income From Investment Operations

Net investment income(a)(b)	.22	.27	.32	.35	.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.21)	1.45	(.64)	.49	(.01)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.99)	1.72	(.32)	.84	.35

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.38)	(.60)	(.37)	(.69)

Distributions from net realized gain on investment transactions	(.19)	– 0	–	– 0	–	(.40)	(.91)

Return of capital	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.38)	(.60)	(.77)	(1.60)

Net asset value, end of period	$ 10.73	$ 13.17	$ 11.83	$ 12.75	$ 12.68

Total Return

Total investment return based on net asset value(d)*	(15.52)%	14.87%	(2.72)%	7.22%	2.54	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$40,389	$53,519	$54,677	$64,994	$68,946

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.99%	.99%	.98%	.99%	.99%

Expenses, before waivers/reimbursements(e)(f)‡	1.40%	1.40%	1.33%	1.35%	1.31%

Net investment income(b)	1.86%	2.16%	2.66%	2.85%	2.77%

Portfolio turnover rate	72%	68%	35%	22%	50%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.02%	.02%	.04%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.45	$ 12.06	$ 12.98	$ 12.90	$ 13.93

Income From Investment Operations

Net investment income(a)(b)	.13	.18	.24	.26	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.26)	1.49	(.66)	.49	(.02)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.13)	1.67	(.42)	.75	.25

Less: Dividends and Distributions

Dividends from net investment income	(.13)	(.28)	(.50)	(.27)	(.37)

Distributions from net realized gain on investment transactions	(.19)	– 0	–	– 0	–	(.40)	(.91)

Return of capital	(.03)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.28)	(.50)	(.67)	(1.28)

Net asset value, end of period	$ 10.97	$ 13.45	$ 12.06	$ 12.98	$ 12.90

Total Return

Total investment return based on net asset value(d)*	(16.17)%	13.97%	(3.37)%	6.33%	1.83	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,564	$2,439	$4,131	$5,537	$7,383

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.74%	1.74%	1.73%	1.74%	1.74%

Expenses, before waivers/reimbursements(e)(f)‡	2.15%	2.14%	2.09%	2.10%	2.05%

Net investment income(b)	1.10%	1.43%	1.92%	2.11%	2.02%

Portfolio turnover rate	72%	68%	35%	22%	50%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.02%	.02%	.04%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.19	$ 11.84	$ 12.77	$ 12.70	$ 13.96

Income From Investment Operations

Net investment income(a)(b)	.25	.30	.35	.38	.39

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.21)	1.46	(.65)	.49	.00	(c)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.96)	1.76	(.30)	.87	.39

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.41)	(.63)	(.40)	(.74)

Distributions from net realized gain on investment transactions	(.19)	– 0	–	– 0	–	(.40)	(.91)

Return of capital	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.41)	(.63)	(.80)	(1.65)

Net asset value, end of period	$ 10.75	$ 13.19	$ 11.84	$ 12.77	$ 12.70

Total Return

Total investment return based on net asset value(d)*	(15.28)%	15.13%	(2.47)%	7.48%	2.95%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$36,638	$40,290	$31,264	$33,141	$35,479

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.73%	.74%	.73%	.74%	.74%

Expenses, before waivers/reimbursements(e)(f)‡	1.15%	1.15%	1.08%	1.10%	1.06%

Net investment income(b)	2.09%	2.38%	2.91%	3.10%	3.02%

Portfolio turnover rate	72%	68%	35%	22%	50%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.02%	.02%	.04%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022 and August 31, 2020, such waiver amounted to .01% and .01%, respectively.

(f)	The expense ratios presented below exclude bank overdraft expense:

	Year Ended August 31,
	2022	2021	2020	2019	2018
Class A
Net of waivers/reimbursements	.99%	.99%	.98%	.99%	.99%
Before waivers/reimbursements	1.40%	1.40%	1.33%	1.35%	1.30%
Class C
Net of waivers/reimbursements	1.74%	1.74%	1.73%	1.74%	1.74%
Before waivers/reimbursements	2.15%	2.14%	2.09%	2.10%	2.04%
Advisor Class
Net of waivers/reimbursements	.73%	.74%	.73%	.74%	.74%
Before waivers/reimbursements	1.15%	1.15%	1.08%	1.10%	1.05%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2022 and August 31, 2018 by .01% and .01%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Tax-Managed All Market Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Managed All Market Income Portfolio (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and/or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 27, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2022. For individual shareholders, the Fund designates 100.00% of dividends paid as qualified dividend income. For corporate shareholders, 57.04% of dividends paid qualify for the dividends received deduction. The Fund designates $1,587,432 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Karen Watkin(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Harting and Loewy and Ms. Watkin are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas, New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Morgan C. Harting 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Daniel J. Loewy 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer of Dynamic Asset Allocation.

Karen Watkin 45	Vice President	Portfolio Manager for the Multi-Asset Solutions business in EMEA and Senior Vice President of the Adviser**, with which she has been associated since prior to 2017.

Emilie D. Wrapp 66	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed All Market Income Portfolio (the “Fund”) at a meeting held in-person on August 2-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advised accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows;

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(ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any)

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apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

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TAXABLE

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ALTERNATIVES

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Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

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Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

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NOTES

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NOTES

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AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAMI-0151-0822

AUG    08.31.22

ANNUAL REPORT

AB WEALTH APPRECIATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 1

ANNUAL REPORT

October 10, 2022

This report provides management’s discussion of fund performance for the AB Wealth Appreciation Strategy for the annual reporting period ended August 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2022 (unaudited)

	6 Months	12 Months

AB WEALTH APPRECIATION STRATEGY

Class A Shares	-11.17%	-16.10%

Class C Shares	-11.50%	-16.70%

Advisor Class Shares[1]	-11.06%	-15.87%

Class R Shares[1]	-11.34%	-16.43%

Class K Shares[1]	-11.20%	-16.20%

MSCI ACWI (net)	-11.21%	-15.88%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2022.

During the 12-month period, all share classes except Advisor Class underperformed the benchmark, before sales charges. Over the six-month period, all share classes except Class C and R outperformed, before sales charges. Across both periods, sector selection detracted, relative to the benchmark, while country, currency and security selection contributed. Sector selection was most significantly impacted by underweights to energy and utilities over the 12-month period, with both unusually outperforming together, as fears of rising energy prices along with worries about an economic slowdown, drove returns. In the six-month period, underweights to defensive sectors, such as utilities and consumer staples, detracted from returns. For both periods, an overweight to industrials helped to partially offset losses.

In the six-month period, security selection was stronger among large-cap stocks in US and international developed markets, while selection within

2 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

smaller-cap stocks and emerging markets detracted. For the 12-month period, the pattern remained the same, except stock selection within emerging markets, which contributed. Security selection in the communication-services and technology sectors was strong over both periods, with additional contribution from selection within financials over the six-month period, and industrials and real estate over the 12-month period. Allocation to smaller-cap stocks in the US helped performance in the six-month period, while exposure to smaller-cap stocks detracted from performance in the US for the 12-month period and in both periods for non-US stocks.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended August 31, 2022. Initially, positive earnings momentum overshadowed concerns surrounding coronavirus variants and supply-chain disruptions. Volatility increased as persistently high inflation set off a global wave of tighter monetary policy led by the US Federal Reserve (the “Fed”). The escalating European energy crisis caused by Russia’s invasion of Ukraine, and continued weakness in China, contributed to fears of a broad global downturn. The Fed raised interest rates four times during the period, including two consecutive 0.75% increases. Equity markets rallied briefly as some weaker-than-expected economic data pointed to modestly lower inflation in the US, which raised optimism that policy rates might peak at lower levels. Stocks fell sharply after Fed Chair Jerome Powell remarked that the Fed would be willing to risk recession to lower inflation. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 3

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so. The Fund is managed without regard to tax considerations.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2012 TO 8/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Wealth Appreciation Strategy Class A shares (from 8/31/2012 to 8/31/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-16.10%	-19.65%

5 Years	6.36%	5.44%

10 Years	7.98%	7.51%

CLASS C SHARES

1 Year	-16.70%	-17.47%

5 Years	5.56%	5.56%

10 Years[1]	7.17%	7.17%

ADVISOR CLASS SHARES[2]

1 Year	-15.87%	-15.87%

5 Years	6.62%	6.62%

10 Years	8.26%	8.26%

CLASS R SHARES[2]

1 Year	-16.43%	-16.43%

5 Years	5.87%	5.87%

10 Years	7.51%	7.51%

CLASS K SHARES[2]

1 Year	-16.20%	-16.20%

5 Years	6.20%	6.20%

10 Years	7.84%	7.84%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.37%, 2.13%, 1.12%, 1.84% and 1.53% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios to 1.02%, 1.77%, 0.77%, 1.49% and 1.18% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2022. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-24.36%

5 Years	2.86%

10 Years	6.16%

CLASS C SHARES

1 Year	-22.32%

5 Years	2.98%

10 Years[1]	5.83%

ADVISOR CLASS SHARES[2]

1 Year	-20.80%

5 Years	4.02%

10 Years	6.90%

CLASS R SHARES[2]

1 Year	-21.41%

5 Years	3.29%

10 Years	6.15%

CLASS K SHARES[2]

1 Year	-21.14%

5 Years	3.61%

10 Years	6.48%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$888.30	$3.14	0.66%	$4.76	1.00%
Hypothetical**	$1,000	$1,021.88	$3.36	0.66%	$5.09	1.00%
Class C
Actual	$1,000	$885.00	$6.75	1.42%	$8.36	1.76%
Hypothetical**	$1,000	$1,018.05	$7.22	1.42%	$8.94	1.76%
Advisor Class
Actual	$1,000	$889.40	$1.95	0.41%	$3.57	0.75%
Hypothetical**	$1,000	$1,023.14	$2.09	0.41%	$3.82	0.75%
Class R
Actual	$1,000	$886.60	$5.33	1.12%	$6.94	1.46%
Hypothetical**	$1,000	$1,019.56	$5.70	1.12%	$7.43	1.46%
Class K
Actual	$1,000	$888.00	$3.85	0.81%	$5.47	1.15%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%	$5.85	1.15%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 11

PORTFOLIO SUMMARY

August 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,084.1

1

All data are as of August 31, 2022. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

August 31, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.9%
Information Technology – 15.6%
Electronic Equipment, Instruments & Components – 0.4%
CDW Corp./DE	27,316	$4,662,841

IT Services – 2.4%
PayPal Holdings, Inc.(a)	58,229	5,440,918
Visa, Inc. – Class A	104,459	20,757,048

		26,197,966

Semiconductors & Semiconductor Equipment – 2.6%
Analog Devices, Inc.	23,778	3,603,080
KLA Corp.	12,100	4,163,973
NVIDIA Corp.	50,350	7,599,829
NXP Semiconductors NV	37,323	6,142,620
QUALCOMM, Inc.	45,611	6,032,967

		27,542,469

Software – 7.1%
Adobe, Inc.(a)	18,665	6,970,258
Autodesk, Inc.(a)	20,959	4,228,269
Microsoft Corp.	170,379	44,548,997
NortonLifeLock, Inc.	285,923	6,459,000
Oracle Corp.	150,944	11,192,497
ServiceNow, Inc.(a)	7,545	3,279,208

		76,678,229

Technology Hardware, Storage & Peripherals – 3.1%
Apple, Inc.	188,434	29,625,594
Western Digital Corp.(a)	93,263	3,941,294

		33,566,888

		168,648,393

Health Care – 9.1%
Biotechnology – 1.3%
Regeneron Pharmaceuticals, Inc.(a)	7,169	4,165,619
Vertex Pharmaceuticals, Inc.(a)	34,677	9,770,592

		13,936,211

Health Care Equipment & Supplies – 1.9%
Align Technology, Inc.(a)	8,841	2,154,552
Edwards Lifesciences Corp.(a)	47,935	4,318,943
Medtronic PLC	99,449	8,743,556
Zimmer Biomet Holdings, Inc.	44,668	4,749,102

		19,966,153

Health Care Providers & Services – 3.1%
Elevance Health, Inc.	19,810	9,610,029

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

UnitedHealth Group, Inc.	47,039	$24,428,764

		34,038,793

Life Sciences Tools & Services – 0.5%
IQVIA Holdings, Inc.(a)	25,315	5,383,488

Pharmaceuticals – 2.3%
Johnson & Johnson	39,506	6,373,898
Roche Holding AG (Sponsored ADR)	277,179	11,209,119
Zoetis, Inc.	46,191	7,230,277

		24,813,294

		98,137,939

Financials – 6.3%
Banks – 2.7%
Bank of America Corp.	313,031	10,520,972
PNC Financial Services Group, Inc. (The)	34,030	5,376,740
Wells Fargo & Co.	305,614	13,358,388

		29,256,100

Capital Markets – 2.2%
Charles Schwab Corp. (The)	46,275	3,283,211
Goldman Sachs Group, Inc. (The)	38,848	12,923,564
LPL Financial Holdings, Inc.	34,861	7,715,785

		23,922,560

Insurance – 1.4%
Progressive Corp. (The)	71,173	8,729,368
Willis Towers Watson PLC	29,850	6,173,876

		14,903,244

		68,081,904

Communication Services – 6.0%
Diversified Telecommunication Services – 0.8%
Comcast Corp. – Class A	250,236	9,056,041

Entertainment – 0.6%
Walt Disney Co. (The)(a)	56,031	6,279,954

Interactive Media & Services – 3.7%
Alphabet, Inc. – Class C(a)	279,176	30,472,060
Meta Platforms, Inc. – Class A(a)	59,702	9,727,247

		40,199,307

Wireless Telecommunication Services – 0.9%
T-Mobile US, Inc.(a)	65,838	9,478,039

		65,013,341

Consumer Discretionary – 5.8%
Auto Components – 0.3%
Goodyear Tire & Rubber Co. (The)(a)	252,773	3,546,405

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Automobiles – 0.3%
Stellantis NV(b)	240,765	$3,226,251

Hotels, Restaurants & Leisure – 0.5%
Booking Holdings, Inc.(a)	2,876	5,394,830

Internet & Direct Marketing Retail – 2.3%
Amazon.com, Inc.(a)	179,344	22,735,439
Etsy, Inc.(a)	18,661	1,970,788

		24,706,227

Specialty Retail – 1.8%
AutoZone, Inc.(a)	3,492	7,400,281
Home Depot, Inc. (The)	42,131	12,151,423

		19,551,704

Textiles, Apparel & Luxury Goods – 0.6%
NIKE, Inc. – Class B	64,893	6,907,860

		63,333,277

Industrials – 5.3%
Aerospace & Defense – 0.9%
Raytheon Technologies Corp.	107,980	9,691,205

Building Products – 0.5%
Otis Worldwide Corp.	75,335	5,440,694

Construction & Engineering – 0.7%
AECOM	109,500	8,009,925

Electrical Equipment – 1.3%
Eaton Corp. PLC	57,380	7,840,403
Regal Rexnord Corp.	41,913	5,766,810

		13,607,213

Professional Services – 0.5%
Booz Allen Hamilton Holding Corp.	46,929	4,491,105
Robert Half International, Inc.	18,067	1,390,617

		5,881,722

Road & Rail – 1.4%
CSX Corp.	301,134	9,530,891
Knight-Swift Transportation Holdings, Inc.	108,256	5,468,011

		14,998,902

		57,629,661

Consumer Staples – 3.1%
Beverages – 1.3%
Coca-Cola Co. (The)	150,165	9,266,682
Constellation Brands, Inc. – Class A	18,406	4,528,796

		13,795,478

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food & Staples Retailing – 1.5%
Costco Wholesale Corp.	10,306	$5,380,762
Walmart, Inc.(a)	84,165	11,156,071

		16,536,833

Household Products – 0.3%
Procter & Gamble Co., (The)	26,773	3,693,068

		34,025,379

Energy – 1.8%
Energy Equipment & Services – 0.4%
Baker Hughes Co.	178,912	4,519,317

Oil, Gas & Consumable Fuels – 1.4%
Chevron Corp.	30,941	4,890,535
EOG Resources, Inc.	82,707	10,032,359

		14,922,894

		19,442,211

Utilities – 1.3%
Electric Utilities – 1.3%
American Electric Power Co., Inc.	76,977	7,713,095
NextEra Energy, Inc.	69,633	5,922,983

		13,636,078

Real Estate – 1.0%
Equity Real Estate Investment Trusts (REITs) – 1.0%
American Tower Corp.	19,463	4,944,575
Mid-America Apartment Communities, Inc.	15,458	2,560,927
Prologis, Inc.	29,951	3,729,199

		11,234,701

Materials – 0.6%
Chemicals – 0.6%
Linde PLC	24,668	6,977,591

Total Common Stocks (cost $446,709,047)		606,160,475

INVESTMENT COMPANIES – 43.6%
Funds and Investment Trusts – 43.6%(c)(d)
AB Discovery Growth Fund, Inc. – Class Z	2,723,095	27,394,331
AB Trust – AB Discovery Value Fund – Class Z	1,662,682	35,331,989
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	5,724,104	57,698,966
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	27,997,092	301,248,707
Bernstein Fund, Inc. – Small Cap Core Portfolio Class Z	1,908,423	24,065,219

16 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sanford C Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	1,095,313	$27,032,333

Total Investment Companies (cost $527,006,303)		472,771,545

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.03%(c)(d)(e) (cost $7,150,612)	7,150,612	7,150,612

Total Investments – 100.2% (cost $980,865,962)		1,086,082,632
Other assets less liabilities – (0.2)%		(2,022,170)

Net Assets – 100.0%		$1,084,060,462

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 17

STATEMENT OF ASSETS & LIABILITIES

August 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $446,709,047)	$606,160,475	(a)
Affiliated issuers (cost $534,156,915)	479,922,157
Foreign currencies, at value (cost $242,660)	241,545
Unaffiliated dividends receivable	1,122,288
Receivable for shares of beneficial interest sold	536,292
Receivable for investment securities sold	340,344
Affiliated dividends receivable	11,911
Other assets	18,690

Total assets	1,088,353,702

Liabilities
Payable for investment securities purchased	3,320,463
Payable for shares of beneficial interest redeemed	336,548
Advisory fee payable	325,630
Distribution fee payable	77,693
Transfer Agent fee payable	22,628
Administrative fee payable	15,404
Trustees’ fees payable	198
Accrued expenses	194,676

Total liabilities	4,293,240

Net Assets	$1,084,060,462

Composition of Net Assets
Shares of beneficial interest, at par	$635
Additional paid-in capital	919,216,380
Distributable earnings	164,843,447

Net Assets	$1,084,060,462

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$318,353,324	18,626,669	$17.09	*

C	$5,165,634	299,873	$17.23

Advisor	$753,315,477	44,178,851	$17.05

R	$1,924,506	113,440	$16.96

K	$5,301,521	312,685	$16.95

(a)	Includes securities on loan with a value of $2,842,904 (see Note E).

*	The maximum offering price per share for Class A shares was $17.85 which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2022

Investment Income
Dividends
Affiliated issuers	$17,608,793
Unaffiliated issuers (net of foreign taxes withheld of $129,330)	8,853,835
Securities lending income	14,857	$26,477,485

Expenses
Advisory fee (see Note B)	8,205,357
Distribution fee—Class A	949,095
Distribution fee—Class C	65,872
Distribution fee—Class R	10,981
Distribution fee—Class K	20,621
Transfer agency—Class A	172,107
Transfer agency—Class C	3,562
Transfer agency—Advisor Class	392,412
Transfer agency—Class R	5,711
Transfer agency—Class K	16,497
Administrative	89,361
Custody and accounting	81,118
Registration fees	79,666
Audit and tax	66,898
Legal	44,533
Printing	36,152
Trustees’ fees	33,390
Miscellaneous	52,441

Total expenses	10,325,774
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(4,240,166)

Net expenses		6,085,608

Net investment income		20,391,877

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Affiliated Underlying Portfolios		629,084
Investment transactions		55,174,175
Foreign currency transactions		74
Net realized gain distributions from Affiliated Underlying Portfolios		24,655,365
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(168,700,312)
Investments		(144,024,207)
Foreign currency denominated assets and liabilities		(22,575)

Net loss on investment and foreign currency transactions		(232,288,396)

Net Decrease in Net Assets from Operations		$(211,896,519)

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 19

STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2022	Year Ended August 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$20,391,877	$9,595,310
Net realized gain on investment and foreign currency transactions	55,803,333	83,861,379
Net realized gain distributions from Affiliated Underlying Portfolios	24,655,365	5,021,276
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(312,747,094)	257,114,648
Contributions from Affiliates (see Note B)	– 0	–	8,544

Net increase (decrease) in net assets from operations	(211,896,519)	355,601,157
Distributions to Shareholders
Class A	(33,948,474)	(10,399,971)
Class C	(515,872)	(287,019)
Advisor Class	(79,324,605)	(27,251,883)
Class R	(189,307)	(49,181)
Class K	(871,487)	(244,459)
Transactions in Shares of Beneficial Interest
Net decrease	(3,883,794)	(149,863,806)

Total increase (decrease)	(330,630,058)	167,504,838
Net Assets
Beginning of period	1,414,690,520	1,247,185,682

End of period	$1,084,060,462	$1,414,690,520

See notes to financial statements.

20 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

August 31, 2022

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R and Class K shares. Class B, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5

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NOTES TO FINANCIAL STATEMENTS (continued)

of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other

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NOTES TO FINANCIAL STATEMENTS (continued)

multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$606,160,475		$	– 0	–	$	– 0	–	$606,160,475
Investment Companies	472,771,545			– 0	–		– 0	–	472,771,545
Short-Term Investments	7,150,612			– 0	–		– 0	–	7,150,612

Total Investments in Securities	1,086,082,632			– 0	–		– 0	–	1,086,082,632
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,086,082,632		$	– 0	–	$	– 0	–	$1,086,082,632

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized

24 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2022, the reimbursement for such services amounted to $89,361.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $259,990 for the year ended August 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,739 from the sale of Class A shares and received $1,197 and $406 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2022, such waiver amounted to $4,069.

26 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2022. For the year ended August 31, 2022, such waivers and/or reimbursements amounted to $4,236,042.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2022 is as follows:

													Distributions
Fund	Market Value 8/31/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/22 (000)		Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$178		$132,478	$125,505	$	– 0	–	$	– 0	–	$7,151		$27	$	– 0	–
AB Discovery Growth Fund, Inc.	46,132		5,774	5,576		373			(19,309)		27,394		733		5,041
AB Trust—AB Discovery Value Fund	45,559		4,116	6,194		683			(8,832)		35,332		3,205		910
Bernstein Fund, Inc.:
International Small Cap Portfolio	84,230		3,069	7,381		(67)			(22,152)		57,699		1,648		1,422
International Strategic Equities Portfolio	438,133		39,023	74,159		(1,036)			(100,712)		301,249		11,087		13,073
Small Cap Core Portfolio	33,157		1,855	4,872		852			(6,927)		24,065		43		1,812
Sanford C. Bernstein Fund, Inc.— Emerging Markets Portfolio	37,313		3,263	2,600		(176)			(10,768)		27,032		866		2,397
Government Money Market Portfolio*	– 0	–	28,682	28,682		– 0	–		– 0	–	– 0	–	1		– 0	–

Total						$629			$(168,700)		$479,922		$17,610		$24,655

*	Investments of cash collateral for securities lending transactions (see Note E)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended August 31, 2021, the Adviser reimbursed the Fund $8,544 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$245,915,246		$319,083,476
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$983,883,432

Gross unrealized appreciation	$183,846,647
Gross unrealized depreciation	(81,647,447)

Net unrealized appreciation	$102,199,200

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended August 31, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

30 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2022 is as follows:

Market Value of Securities on Loan*	Cash Collateral*		Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
					Income Earned	Advisory Fee Waived
$2,842,904	$	– 0 –	$2,995,455	$13,626	$1,231	$55

*	As of August 31, 2022.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021

Class A
Shares sold	465,290	287,997	$9,094,886	$5,633,614

Shares issued in reinvestment of dividends and distributions	1,563,099	534,181	31,855,963	9,748,848

Shares converted from Class C	53,976	526,068	1,082,060	10,598,927

Shares redeemed	(2,646,371)	(2,477,281)	(50,792,438)	(48,189,697)

Net decrease	(564,006)	(1,129,035)	$(8,759,529)	$(22,208,308)

Class C
Shares sold	17,773	25,458	$354,557	$500,282

Shares issued in reinvestment of dividends and distributions	24,495	14,813	505,821	272,558

Shares converted to Class A	(53,543)	(524,010)	(1,082,060)	(10,598,927)

Shares redeemed	(49,581)	(104,463)	(968,498)	(2,021,069)

Net decrease	(60,856)	(588,202)	$(1,190,180)	$(11,847,156)

Advisor Class
Shares sold	2,844,148	2,748,034	$55,041,905	$53,467,404

Shares issued in reinvestment of dividends and distributions	3,615,944	1,447,054	73,367,502	26,307,441

Shares redeemed	(6,008,495)	(9,975,132)	(119,086,708)	(195,227,016)

Net increase (decrease)	451,597	(5,780,044)	$9,322,699	$(115,452,171)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 31

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021

Class R
Shares sold	17,029	9,231	$336,771	$181,767

Shares issued in reinvestment of dividends and distributions	9,330	2,704	189,304	49,180

Shares redeemed	(19,597)	(12,506)	(373,952)	(240,323)

Net increase (decrease)	6,762	(571)	$152,123	$(9,376)

Class K
Shares sold	36,048	52,523	$696,511	$1,016,484

Shares issued in reinvestment of dividends and distributions	43,057	13,476	871,480	244,457

Shares redeemed	(257,687)	(85,282)	(4,976,898)	(1,607,736)

Net decrease	(178,582)	(19,283)	$(3,408,907)	$(346,795)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

32 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 33

NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2022.

34 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$29,856,559	$17,132,564
Net long-term capital gains	84,993,186	21,099,949

Total taxable distributions	$114,849,745	$38,232,513

As of August 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$64,344,313
Other losses	(1,697,167	)(a)
Unrealized appreciation/(depreciation)	102,196,301	(b)

Total accumulated earnings/(deficit)	$164,843,447

(a)	As of August 31, 2022, the Fund had a post-October short term capital loss deferral of $1,697,167.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 22.18	$ 17.50	$ 16.11	$ 16.99	$ 16.27

Income From Investment Operations

Net investment income(a)(b)	.29	.11	.19	.21	.17

Net realized and unrealized gain (loss) on investment transactions	(3.57)	5.10	1.86	(.58)	1.77

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(3.28)	5.21	2.05	(.37)	1.94

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.22)	(.20)	(.16)	(.43)

Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.81)	(.53)	(.66)	(.51)	(1.22)

Net asset value, end of period	$ 17.09	$ 22.18	$ 17.50	$ 16.11	$ 16.99

Total Return
Total investment return based on net asset value(d)*	(16.10)%	30.41%	12.85%	(1.78)%	12.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$318,353	$425,623	$355,496	$350,232	$393,100

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.65%	.64%	.64%	.64%	.64%

Expenses, before waivers/reimbursements(e)‡	.98%	.99%	1.01%	1.01%	1.01%

Net investment income(b)	1.46%	.55%	1.20%	1.34%	1.02%

Portfolio turnover rate	20%	15%	18%	20%	22%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.36%	.38%	.40%	.40%	.40%

See footnote summary on page 42.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 22.24	$ 17.52	$ 16.10	$ 16.91	$ 16.15

Income From Investment Operations

Net investment income (loss)(a)(b)	.14	(.02)	.08	.10	.06

Net realized and unrealized gain (loss) on investment transactions	(3.60)	5.10	1.84	(.56)	1.73

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(3.46)	5.08	1.92	(.46)	1.79

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.05)	(.04)	(.00	)(c)	(.24)

Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.55)	(.36)	(.50)	(.35)	(1.03)

Net asset value, end of period	$ 17.23	$ 22.24	$ 17.52	$ 16.10	$ 16.91

Total Return

Total investment return based on net asset value(d)*	(16.70)%	29.39%	11.98%	(2.46)%	11.31%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,166	$8,023	$16,621	$23,546	$38,133

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.41%	1.39%	1.39%	1.40%	1.39%

Expenses, before waivers/reimbursements(e)‡	1.74%	1.75%	1.76%	1.76%	1.77%

Net investment income (loss)(b)	.72%	(.10)%	.50%	.64%	.34%

Portfolio turnover rate	20%	15%	18%	20%	22%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.36%	.38%	.40%	.40%	.40%

See footnote summary on page 42.

38 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 22.13	$ 17.46	$ 16.08	$ 16.96	$ 16.25

Income From Investment Operations

Net investment income(a)(b)	.33	.16	.23	.25	.21

Net realized and unrealized gain (loss) on investment transactions	(3.55)	5.08	1.85	(.57)	1.76

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(3.22)	5.24	2.08	(.32)	1.97

Less: Dividends and Distributions

Dividends from net investment income	(.31)	(.26)	(.24)	(.21)	(.47)

Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.86)	(.57)	(.70)	(.56)	(1.26)

Net asset value, end of period	$ 17.05	$ 22.13	$ 17.46	$ 16.08	$ 16.96

Total Return

Total investment return based on net asset value(d)*	(15.87)%	30.73%	13.08%	(1.49)%	12.44%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$753,314	$967,876	$864,334	$869,353	$931,834

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.40%	.39%	.39%	.39%	.39%

Expenses, before waivers/reimbursements(e)‡	.73%	.74%	.76%	.76%	.76%

Net investment income(b)	1.69%	.81%	1.44%	1.58%	1.26%

Portfolio turnover rate	20%	15%	18%	20%	22%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.36%	.38%	.40%	.40%	.40%

See footnote summary on page 42.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 22.03	$ 17.40	$ 15.99	$ 16.84	$ 16.14

Income From Investment Operations

Net investment income(a)(b)	.19	.02	.11	.15	.10

Net realized and unrealized gain (loss) on investment transactions	(3.54)	5.07	1.84	(.57)	1.73

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(3.35)	5.09	1.95	(.42)	1.83

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.15)	(.08)	(.08)	(.34)

Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.72)	(.46)	(.54)	(.43)	(1.13)

Net asset value, end of period	$ 16.96	$ 22.03	$ 17.40	$ 15.99	$ 16.84

Total Return

Total investment return based on net asset value(d)*	(16.43)%	29.78%	12.31%	(2.17)%	11.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,925	$2,351	$1,866	$2,248	$2,898

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.11%	1.11%	1.09%	1.10%	1.09%

Expenses, before waivers/reimbursements(e)‡	1.45%	1.46%	1.46%	1.46%	1.47%

Net investment income(b)	1.00%	.09%	.69%	.93%	.59%

Portfolio turnover rate	20%	15%	18%	20%	22%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.36%	.38%	.40%	.40%	.40%

See footnote summary on page 42.

40 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 22.02	$ 17.37	$ 16.00	$ 16.87	$ 16.17

Income From Investment Operations

Net investment income(a)(b)	.31	.08	.17	.19	.15

Net realized and unrealized gain (loss) on investment transactions	(3.60)	5.07	1.83	(.57)	1.75

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(3.29)	5.15	2.00	(.38)	1.90

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.19)	(.17)	(.14)	(.41)

Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.78)	(.50)	(.63)	(.49)	(1.20)

Net asset value, end of period	$ 16.95	$ 22.02	$ 17.37	$ 16.00	$ 16.87

Total Return

Total investment return based on net asset value(d)*	(16.20)%	30.24%	12.63%	(1.90)%	12.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,302	$10,818	$8,869	$10,672	$11,729

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.80%	.80%	.78%	.79%	.78%

Expenses, before waivers/reimbursements(e)‡	1.14%	1.15%	1.15%	1.15%	1.16%

Net investment income(b)	1.57%	.39%	1.08%	1.19%	.92%

Portfolio turnover rate	20%	15%	18%	20%	22%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.36%	.38%	.40%	.40%	.40%

See footnote summary on page 42.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, such waiver amounted to .34%, ..35%, .37%, .36% and .37%, respectively.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2018 by .05%.

See notes to financial statements.

42 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Wealth Appreciation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Wealth Appreciation Strategy (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and/or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 27, 2022

44 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2022. For individual shareholders, the Fund designates 90.90% of dividends paid as qualified dividend income. For corporate shareholders, 80.84% of dividends paid qualify for the dividends received deduction. The Fund designates $84,993,186 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 45

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas, New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Ding Liu 45	Vice President	Senior Vice President and Senior Quantitative Analyst of the Adviser**, with which he has been associated since prior to 2017.

Nelson Yu 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer – Investment Sciences and Insights since 2021.

Emilie D. Wrapp 66	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 55

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Wealth Appreciation Strategy (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

56 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 57

the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that

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the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 59

scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

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GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

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INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

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Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

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FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

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ALTERNATIVES

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MULTI-ASSET

All Market Income Portfolio

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CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

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EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 61

NOTES

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NOTES

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 63

NOTES

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AB WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

WA-0151-0822

AUG    08.31.22

ANNUAL REPORT

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 1

ANNUAL REPORT

October 10, 2022

This report provides management’s discussion of fund performance for the AB Tax-Managed Wealth Appreciation Strategy for the annual reporting period ended August 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2022 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY[1]

Class A Shares	-11.28%	-16.08%

Class C Shares	-11.60%	-16.73%

Advisor Class Shares[2]	-11.17%	-15.87%

MSCI ACWI (net)	-11.21%	-15.88%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended August 31, 2022, by 0.02% and 0.02%, respectively.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2022.

During both periods, Class A and C shares underperformed the benchmark, while Advisor Class shares outperformed, before sales charges. Across both periods, sector selection detracted, relative to the benchmark, while country, currency and security selection contributed. Sector selection was most significantly impacted by underweights to energy and utilities over the 12-month period, with both unusually outperforming together, as fears of rising energy prices along with worries about an economic slowdown, drove returns. In the six-month period, underweights to defensive sectors, such as utilities and consumer staples, detracted from returns. For both periods, an overweight to industrials helped to partially offset losses.

In the six-month period, security selection was stronger among large-cap stocks in US and international developed markets, while selection within smaller-cap stocks and emerging markets detracted. For the 12-month

2 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

period, the pattern remained the same, except stock selection within emerging markets, which contributed. Security selection in the communication-services and technology sectors was strong over both periods, with additional contribution from selection within financials over the six-month period, and industrials and real estate over the 12-month period. Allocation to smaller-cap stocks in the US helped performance in the six-month period, while exposure to smaller-cap stocks detracted from performance in the US for the 12-month period and in both periods for non-US stocks.

The Fund utilized derivatives in the form of futures for investment purposes, which had an immaterial impact on absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended August 31, 2022. Initially, positive earnings momentum overshadowed concerns surrounding coronavirus variants and supply-chain disruptions. Volatility increased as persistently high inflation set off a global wave of tighter monetary policy led by the US Federal Reserve (the “Fed”). The escalating European energy crisis caused by Russia’s invasion of Ukraine, and continued weakness in China, contributed to fears of a broad global downturn. The Fed raised interest rates four times during the period, including two consecutive 0.75% increases. Equity markets rallied briefly as some weaker-than-expected economic data pointed to modestly lower inflation in the US, which raised optimism that policy rates might peak at lower levels. Stocks fell sharply after Fed Chair Jerome Powell remarked that the Fed would be willing to risk recession to lower inflation. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

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INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

The Fund seeks to maximize after-tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in

(continued on next page)

4 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Fund’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to

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DISCLOSURES AND RISKS (continued)

market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2012 TO 8/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/2012 to 8/31/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-16.08%	-19.65%

5 Years	6.20%	5.28%

10 Years	8.39%	7.92%

CLASS C SHARES

1 Year	-16.73%	-17.53%

5 Years	5.40%	5.40%

10 Years[1]	7.58%	7.58%

ADVISOR CLASS SHARES[2]

1 Year	-15.87%	-15.87%

5 Years	6.47%	6.47%

10 Years	8.67%	8.67%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.36%, 2.12% and 1.11% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios to 1.01%, 1.76% and 0.76% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2022. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-24.26%

5 Years	2.75%

10 Years	6.55%

CLASS C SHARES

1 Year	-22.24%

5 Years	2.88%

10 Years[1]	6.23%

ADVISOR CLASS SHARES[2]

1 Year	-20.67%

5 Years	3.92%

10 Years	7.30%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

Returns

CLASS A SHARES

1 Year	-25.25%

5 Years	1.31%

10 Years	5.37%

CLASS C SHARES

1 Year	-23.06%

5 Years	1.69%

10 Years[1]	5.29%

ADVISOR CLASS SHARES[2]

1 Year	-21.76%

5 Years	2.40%

10 Years	6.04%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

Returns

CLASS A SHARES

1 Year	-13.29%

5 Years	2.03%

10 Years	5.07%

CLASS C SHARES

1 Year	-12.24%

5 Years	2.19%

10 Years[1]	4.88%

ADVISOR CLASS SHARES[2]

1 Year	-11.08%

5 Years	2.93%

10 Years	5.68%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$887.20	$3.04	0.64%	$4.66	0.98%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%	$4.99	0.98%
Class C
Actual	$1,000	$884.00	$6.65	1.40%	$8.26	1.74%
Hypothetical**	$1,000	$1,018.15	$7.12	1.40%	$8.84	1.74%
Advisor Class
Actual	$1,000	$888.30	$1.86	0.39%	$3.47	0.73%
Hypothetical**	$1,000	$1,023.24	$1.99	0.39%	$3.72	0.73%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

August 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $691.8

1

All data are as of August 31, 2022. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

August 31, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 56.1%
Information Technology – 15.5%
Communications Equipment – 0.1%
Cisco Systems, Inc.	14,232	$636,455

Electronic Equipment, Instruments & Components – 0.5%
CDW Corp./DE	20,234	3,453,944

IT Services – 2.3%
Genpact Ltd.	26,878	1,262,728
PayPal Holdings, Inc.(a)	25,356	2,369,265
Visa, Inc. – Class A	61,639	12,248,286

		15,880,279

Semiconductors & Semiconductor Equipment – 2.7%
Advanced Micro Devices, Inc.(a)	4,089	347,033
Analog Devices, Inc.	9,748	1,477,114
KLA Corp.	4,368	1,503,160
Micron Technology, Inc.	26,962	1,524,162
NVIDIA Corp.	30,472	4,599,444
NXP Semiconductors NV	21,441	3,528,760
QUALCOMM, Inc.	33,319	4,407,104
Texas Instruments, Inc.	8,454	1,396,685

		18,783,462

Software – 6.9%
Adobe, Inc.(a)	10,783	4,026,804
Autodesk, Inc.(a)	12,613	2,544,547
Microsoft Corp.	110,009	28,764,053
NortonLifeLock, Inc.	170,995	3,862,777
Oracle Corp.	91,074	6,753,137
ServiceNow, Inc.(a)	4,631	2,012,725

		47,964,043

Technology Hardware, Storage & Peripherals – 3.0%
Apple, Inc.	123,767	19,458,648
Western Digital Corp.(a)	21,883	924,775

		20,383,423

		107,101,606

Health Care – 8.9%
Biotechnology – 1.3%
Gilead Sciences, Inc.	412	26,150
Regeneron Pharmaceuticals, Inc.(a)	4,270	2,481,126
Vertex Pharmaceuticals, Inc.(a)	22,419	6,316,777

		8,824,053

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.8%
Edwards Lifesciences Corp.(a)	36,521	$3,290,542
IDEXX Laboratories, Inc.(a)	4,252	1,478,080
Intuitive Surgical, Inc.(a)	2,352	483,901
Medtronic PLC	70,556	6,203,284
Zimmer Biomet Holdings, Inc.	6,717	714,151

		12,169,958

Health Care Providers & Services – 3.1%
Elevance Health, Inc.	13,112	6,360,762
UnitedHealth Group, Inc.	29,692	15,419,947

		21,780,709

Life Sciences Tools & Services – 0.5%
IQVIA Holdings, Inc.(a)	15,597	3,316,858

Pharmaceuticals – 2.2%
Johnson & Johnson	17,276	2,787,310
Merck & Co., Inc.	10,156	866,916
Organon & Co.	1,015	28,958
Pfizer, Inc.	8,730	394,858
Roche Holding AG (Sponsored ADR)	172,615	6,980,551
Viatris, Inc.	779	7,439
Zoetis, Inc.	26,995	4,225,527

		15,291,559

		61,383,137

Consumer Discretionary – 6.4%
Auto Components – 0.3%
Goodyear Tire & Rubber Co. (The)(a)	138,470	1,942,734
Magna International, Inc.	4,191	241,946

		2,184,680

Automobiles – 0.2%
Stellantis NV	127,208	1,704,587

Hotels, Restaurants & Leisure – 0.5%
Booking Holdings, Inc.(a)	1,611	3,021,930
Starbucks Corp.	8,298	697,613

		3,719,543

Internet & Direct Marketing Retail – 2.2%
Amazon.com, Inc.(a)	111,237	14,101,514
Etsy, Inc.(a)	11,852	1,251,690

		15,353,204

Specialty Retail – 2.4%
AutoZone, Inc.(a)	2,586	5,480,277
Home Depot, Inc. (The)	29,596	8,536,078
TJX Cos., Inc. (The)	37,947	2,365,996

		16,382,351

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.8%
Deckers Outdoor Corp.(a)	790	$254,040
NIKE, Inc. – Class B	47,114	5,015,286

		5,269,326

		44,613,691

Financials – 6.1%
Banks – 2.8%
Bank of America Corp.	220,137	7,398,805
JPMorgan Chase & Co.	7,890	897,330
PNC Financial Services Group, Inc. (The)	17,709	2,798,022
Wells Fargo & Co.	194,040	8,481,488

		19,575,645

Capital Markets – 2.1%
Charles Schwab Corp. (The)	23,620	1,675,839
Goldman Sachs Group, Inc. (The)	22,032	7,329,385
LPL Financial Holdings, Inc.	23,154	5,124,675
S&P Global, Inc.	957	337,036

		14,466,935

Insurance – 1.2%
Progressive Corp. (The)	37,894	4,647,699
Willis Towers Watson PLC	18,936	3,916,533

		8,564,232

		42,606,812

Communication Services – 5.8%
Diversified Telecommunication Services – 0.8%
Comcast Corp. – Class A	143,824	5,204,991

Entertainment – 0.6%
Electronic Arts, Inc.	1,749	221,896
Walt Disney Co. (The)(a)	35,600	3,990,048

		4,211,944

Interactive Media & Services – 3.5%
Alphabet, Inc. – Class A(a)	12,280	1,328,942
Alphabet, Inc. – Class C(a)	151,620	16,549,323
Meta Platforms, Inc. – Class A(a)	38,749	6,313,374

		24,191,639

Wireless Telecommunication Services – 0.9%
T-Mobile US, Inc.(a)	45,188	6,505,264

		40,113,838

Industrials – 5.1%
Aerospace & Defense – 0.8%
Raytheon Technologies Corp.	64,222	5,763,924

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Building Products – 0.4%
Otis Worldwide Corp.	36,328	$2,623,608

Construction & Engineering – 0.7%
AECOM	66,087	4,834,264

Electrical Equipment – 1.2%
Eaton Corp. PLC	32,989	4,507,617
Regal Rexnord Corp.	25,378	3,491,759

		7,999,376

Machinery – 0.1%
Ingersoll Rand, Inc.	10,221	484,169

Professional Services – 0.6%
Booz Allen Hamilton Holding Corp.	31,172	2,983,160
Robert Half International, Inc.	15,911	1,224,670

		4,207,830

Road & Rail – 1.3%
CSX Corp.	167,603	5,304,635
Knight-Swift Transportation Holdings, Inc.	61,662	3,114,548
Norfolk Southern Corp.	3,002	729,876

		9,149,059

		35,062,230

Consumer Staples – 3.4%
Beverages – 1.1%
Coca-Cola Co. (The)	80,485	4,966,729
Constellation Brands, Inc. – Class A	10,435	2,567,532

		7,534,261

Food & Staples Retailing – 1.5%
Costco Wholesale Corp.	7,999	4,176,278
Walmart, Inc.(a)	46,273	6,133,486

		10,309,764

Household Products – 0.8%
Procter & Gamble Co., (The)	40,752	5,621,331

		23,465,356

Energy – 1.9%
Energy Equipment & Services – 0.4%
Baker Hughes Co.	24,890	628,721
Schlumberger NV	58,581	2,234,865

		2,863,586

Oil, Gas & Consumable Fuels – 1.5%
Chevron Corp.	26,222	4,144,650
EOG Resources, Inc.	49,061	5,951,099

		10,095,749

		12,959,335

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 1.3%
Electric Utilities – 1.3%
American Electric Power Co., Inc.	53,822	$5,392,965
Edison International	4,800	325,296
NextEra Energy, Inc.	37,269	3,170,101

		8,888,362

Real Estate – 1.1%
Equity Real Estate Investment Trusts (REITs) – 1.1%
American Tower Corp.	9,600	2,438,880
Mid-America Apartment Communities, Inc.	18,244	3,022,484
Prologis, Inc.	15,294	1,904,256

		7,365,620

Real Estate Management & Development – 0.0%
CBRE Group, Inc. – Class A(a)	450	35,532

		7,401,152

Materials – 0.6%
Chemicals – 0.6%
Linde PLC	13,163	3,723,286
LyondellBasell Industries NV – Class A	4,814	399,562
Westlake Corp.	1,866	184,044

		4,306,892

Total Common Stocks (cost $225,500,694)		387,902,411

INVESTMENT COMPANIES – 42.8%
Funds and Investment Trusts – 42.8%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z	1,710,828	17,210,925
AB Trust – AB Discovery Value Fund – Class Z	1,049,928	22,310,975
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	3,561,321	35,898,117
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	17,558,302	188,927,333
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,195,188	15,071,317
Sanford C Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	685,861	16,927,039

Total Investment Companies (cost $331,081,883)		296,345,706

20 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.03%(b)(c)(d) (cost $7,145,138)	7,145,138	$7,145,138

Total Investments – 99.9% (cost $563,727,715)		691,393,255
Other assets less liabilities – 0.1%		386,267

Net Assets – 100.0%		$691,779,522

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 21

STATEMENT OF ASSETS & LIABILITIES

August 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $225,500,694)	$387,902,411
Affiliated issuers (cost $338,227,021)	303,490,844
Foreign currencies, at value (cost $99,719)	95,807
Receivable for investment securities sold	1,959,015
Unaffiliated dividends receivable	587,968
Receivable for shares of beneficial interest sold	76,567
Affiliated dividends receivable	10,487
Other assets	10,586

Total assets	694,133,685

Liabilities
Payable for investment securities purchased	1,713,678
Payable for shares of beneficial interest redeemed	254,878
Advisory fee payable	210,826
Administrative fee payable	15,674
Distribution fee payable	9,306
Transfer Agent fee payable	6,287
Trustees’ fees payable	89
Accrued expenses	143,425

Total liabilities	2,354,163

Net Assets	$691,779,522

Composition of Net Assets
Shares of beneficial interest, at par	$401
Additional paid-in capital	534,349,786
Distributable earnings	157,429,335

Net Assets	$691,779,522

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$39,643,257	2,310,946	$17.15	*

C	$530,286	31,210	$16.99

Advisor	$651,605,979	37,765,488	$17.25

*	The maximum offering price per share for Class A shares was $17.91 which reflects a sales charge of 4.25%.

See notes to financial statements.

22 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2022

Investment Income
Dividends
Affiliated issuers	$10,731,346
Unaffiliated issuers (net of foreign taxes withheld of $100,568)	5,496,857	$16,228,203

Expenses
Advisory fee (see Note B)	5,108,139
Distribution fee—Class A	112,369
Distribution fee—Class C	7,282
Transfer agency—Class A	7,153
Transfer agency—Class C	172
Transfer agency—Advisor Class	117,799
Administrative	89,565
Audit and tax	68,663
Registration fees	57,219
Legal	41,218
Custody and accounting	40,178
Printing	29,251
Trustees’ fees	27,494
Miscellaneous	34,423

Total expenses	5,740,925
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,608,565)

Net expenses		3,132,360

Net investment income		13,095,843

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(452,282)
Investment transactions(a)		19,604,341
Futures		(313,651)
Foreign currency transactions		(227)
Net realized gain distributions from Affiliated Underlying Portfolios		14,980,119
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(103,194,633)
Investments		(75,914,140)
Foreign currency denominated assets and liabilities		(9,051)

Net loss on investment and foreign currency transactions		(145,299,524)

Net Decrease in Net Assets from Operations		$(132,203,681)

(a)	Net of foreign realized capital gains taxes of $2,428.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 23

STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2022	Year Ended August 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,095,843	$6,197,379
Net realized gain on investment and foreign currency transactions	18,838,181	30,790,903
Net realized gain distributions from Affiliated Underlying Portfolios	14,980,119	2,823,876
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(179,117,824)	162,981,991
Contributions from Affiliates (see Note B)	– 0	–	3,159

Net increase (decrease) in net assets from operations	(132,203,681)	202,797,308
Distributions to Shareholders
Class A	(2,624,214)	(417,754)
Class C	(30,366)	(4,650)
Advisor Class	(44,521,140)	(8,582,612)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	17,720,111	(39,043,294)

Total increase (decrease)	(161,659,290)	154,748,998
Net Assets
Beginning of period	853,438,812	698,689,814

End of period	$691,779,522	$853,438,812

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

August 31, 2022

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

26 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$387,902,411		$	– 0	–	$	– 0	–	$387,902,411
Investment Companies	296,345,706			– 0	–		– 0	–	296,345,706
Short-Term Investments	7,145,138			– 0	–		– 0	–	7,145,138

Total Investments in Securities	691,393,255			– 0	–		– 0	–	691,393,255
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$691,393,255		$	– 0	–	$	– 0	–	$691,393,255

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2022, the reimbursement for such services amounted to $89,565.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $76,629 for the year ended August 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,822 from the sale of Class A shares and received $6 and $63 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2022, such waiver amounted to $4,212.

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NOTES TO FINANCIAL STATEMENTS (continued)

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2022. For the year ended August 31, 2022, such waivers and/or reimbursements amounted to $2,604,353.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2022 is as follows:

Distributions
Fund	Market Value 8/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 8/31/22 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$	– 0	–	$86,025	$78,880	$	– 0	–	$	– 0	–	$7,145	$24	$	– 0	–
AB Discovery Growth Fund, Inc.	26,686	5,289	2,792	(570)	(11,402)	17,211	460	3,163
AB Trust – AB Discovery Value Fund	28,594	2,656	3,747	363	(5,555)	22,311	2,069	587
Bernstein Fund, Inc.:
International Small Cap Portfolio	51,882	1,891	4,119	(38)	(13,718)	35,898	1,015	876
International Strategic Equities Portfolio	258,831	20,184	27,706	(587)	(61,794)	188,928	6,635	7,823
Small Cap Core Portfolio	20,051	1,170	2,363	380	(4,167)	15,071	27	1,143
Sanford C. Bernstein Fund, Inc. –Emerging Markets Portfolio	21,597	1,889	– 0	–	– 0	–	(6,559)	16,927	501	1,388

Total	$(452)	$(103,195)	$303,491	$10,731	$14,980

During the year ended August 31, 2021, the Adviser reimbursed the Fund $3,159 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily

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NOTES TO FINANCIAL STATEMENTS (continued)

net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$175,805,825		$183,389,709
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$564,132,993

Gross unrealized appreciation	$170,348,378
Gross unrealized depreciation	(43,088,116)

Net unrealized appreciation	$127,260,262

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2022, the Fund held futures for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 33

NOTES TO FINANCIAL STATEMENTS (continued)

its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended August 31, 2022, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(313,651)	$	– 0	–

Total		$(313,651)	$	– 0	–

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2022:

Futures:
Average notional amount of buy contracts	$2,553,348	(a)

(a)	Positions were open for four months during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities

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NOTES TO FINANCIAL STATEMENTS (continued)

denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021

Class A
Shares sold	74,680	46,346	$1,554,369	$863,359

Shares issued in reinvestment of dividends and distributions	113,868	20,852	2,332,020	371,580

Shares converted from Class C	7,133	54,526	137,865	1,032,666

Shares redeemed	(141,041)	(184,252)	(2,806,302)	(3,371,515)

Net increase (decrease)	54,640	(62,528)	$1,217,952	$(1,103,910)

Class C
Shares sold	4,910	1,944	$95,067	$36,240

Shares issued in reinvestment of distributions	1,490	251	30,361	4,436

Shares converted to Class A	(7,201)	(55,190)	(137,865)	(1,032,666)

Shares redeemed	(32,606)	(27,856)	(691,976)	(527,962)

Net decrease	(33,407)	(80,851)	$(704,413)	$(1,519,952)

Advisor Class
Shares sold	2,658,155	2,495,754	$51,710,603	$47,548,608

Shares issued in reinvestment of dividends and distributions	1,871,277	429,733	38,473,464	7,687,922

Shares redeemed	(3,748,672)	(4,837,677)	(72,977,495)	(91,655,962)

Net increase (decrease)	780,760	(1,912,190)	$17,206,572	$(36,419,432)

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk—The Fund’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 37

NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$11,250,443	$6,191,520
Net long-term capital gains	35,925,277	2,813,496

Total taxable distributions paid	$47,175,720	$9,005,016

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NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,910,466
Undistributed capital gains	28,262,521
Unrealized appreciation/(depreciation)	127,256,348	(a)

Total accumulated earnings/(deficit)	$157,429,335

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 21.60	$ 16.81	$ 15.66	$ 16.76	$ 16.85

Income From Investment Operations

Net investment income(a)(b)	.28	.11	.18	.20	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.56)	4.87	1.75	(.57)	1.78

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(3.28)	4.98	1.93	(.37)	1.96

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.15)	(.33)	(.16)	(.39)

Distributions from net realized gain on investment transactions	(.93)	(.04)	(.45)	(.57)	(1.66)

Total dividends and distributions	(1.17)	(.19)	(.78)	(.73)	(2.05)

Net asset value, end of period	$ 17.15	$ 21.60	$ 16.81	$ 15.66	$ 16.76

Total Return

Total investment return based on net asset value(d)*	(16.08)%	29.83%	12.44%	(1.66)%	12.13%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$39,643	$48,742	$38,983	$36,908	$39,519

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.63%	.63%	.63%	.63%	.62%

Expenses, before waivers/reimbursements(e)‡	.97%	.98%	.99%	.99%	1.00%

Net investment income(b)	1.44%	.57%	1.15%	1.30%	1.05%

Portfolio turnover rate	23%	15%	21%	19%	25%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.36%	.38%	.39%	.39%	.40%

See footnote summary on page 43.

40 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 21.33	$ 16.59	$ 15.44	$ 16.47	$ 16.55

Income From Investment Operations

Net investment income (loss)(a)(b)	.10	(.01)	.09	.08	.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.51)	4.79	1.69	(.54)	1.75

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(3.41)	4.78	1.78	(.46)	1.80

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.18)	– 0	–	(.22)

Distributions from net realized gain on investment transactions	(.93)	(.04)	(.45)	(.57)	(1.66)

Total dividends and distributions	(.93)	(.04)	(.63)	(.57)	(1.88)

Net asset value, end of period	$ 16.99	$ 21.33	$ 16.59	$ 15.44	$ 16.47

Total Return

Total investment return based on net asset value(d)*	(16.73)%	28.85%	11.63%	(2.42)%	11.31%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$530	$1,378	$2,413	$4,522	$8,577

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.39%	1.38%	1.38%	1.38%	1.38%

Expenses, before waivers/reimbursements(e)‡	1.72%	1.74%	1.74%	1.74%	1.75%

Net investment income (loss)(b)	.50%	(.05)%	.58%	.53%	.32%

Portfolio turnover rate	23%	15%	21%	19%	25%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.36%	.38%	.39%	.39%	.40%

See footnote summary on page 43.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 21.72	$ 16.90	$ 15.73	$ 16.84	$ 16.92

Income From Investment Operations

Net investment income(a)(b)	.33	.16	.22	.24	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.58)	4.89	1.77	(.58)	1.80

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(3.25)	5.05	1.99	(.34)	2.01

Less: Dividends and Distributions

Dividends from net investment income	(.29)	(.19)	(.37)	(.20)	(.43)

Distributions from net realized gain on investment transactions	(.93)	(.04)	(.45)	(.57)	(1.66)

Total dividends and distributions	(1.22)	(.23)	(.82)	(.77)	(2.09)

Net asset value, end of period	$ 17.25	$ 21.72	$ 16.90	$ 15.73	$ 16.84

Total Return

Total investment return based on net asset value(d)*	(15.87)%	30.14%	12.78%	(1.44)%	12.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$651,607	$803,319	$657,294	$655,810	$700,240

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.38%	.38%	.38%	.38%	.38%

Expenses, before waivers/reimbursements(e)‡	.72%	.73%	.74%	.74%	.75%

Net investment income(b)	1.68%	.82%	1.41%	1.51%	1.28%

Portfolio turnover rate	23%	15%	21%	19%	25%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.36%	.38%	.39%	.39%	.40%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, such waiver amounted to .33%, ..35%, .36%, .36% and .37%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2022 and August 31, 2018 by .02% and .02%, respectively.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Tax-Managed Wealth Appreciation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and/or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 27, 2022

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 45

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2022. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. The Fund designates $35,925,277 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

46 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 47

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas, New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Ding Liu 45	Vice President	Senior Vice President and Senior Quantitative Analyst of the Adviser**, with which he has been associated since prior to 2017.

Nelson Yu 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer – Investment Sciences and Insights since 2021.

Emilie D. Wrapp 66	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

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the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that

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the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of

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scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 63

NOTES

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AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TWA-0151-0822

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit-Related Fees
		Audit Fees	Tax Fees
AB All Market Total Return Portfolio	2021	$101,410	$45,521
	2022	$106,481	$27,413
AB Wealth Appreciation Strategy	2021	$42,593	$33,716
	2022	$44,723	$21,632
AB Sustainable Thematic Balanced Portfolio	2021	$65,372	$36,511
	2022	$47,641	$25,239
AB Tax-Managed All Market Income Portfolio	2021	$49,146	$54,499
	2022	$51,603	$34,581
AB Tax-Managed Wealth Appreciation Strategy	2021	$42,593	$35,427
	2022	$44,723	$23,144

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Total Return Portfolio	2021	$886,256	$45,521
			$—
			$(45,521)
	2022	$2,125,299	$27,413
			$—
			$(27,413)
AB Wealth Appreciation Strategy	2021	$874,452	$33,716
			$—
			$(33,716)
	2022	$2,131,080	$21,632
			$—
			$(21,632)
AB Sustainable Thematic Balanced Portfolio	2021	$877,247	$36,511
			$—
			$(36,511)
	2022	$2,127,473	$25,239
			$—
			$(25,239)
AB Tax-Managed All Market Income Portfolio	2021	$895,235	$54,499
			$—
			$(54,499)
	2022	$2,118,131	$34,581
			$—
			$(34,581)
AB Tax-Managed Wealth Appreciation Strategy	2021	$876,162	$35,427
			$—
			$(35,427)
	2022	$2,129,568	$23,144
			$—
			$(23,144)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	March 3, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 3, 2023